UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 – April 30, 2016
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2016

Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangements.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Selected Value Fund	1.19%
Russell Midcap Value Index	3.16
Mid-Cap Value Funds Average	0.91
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$28.15	$26.97	$0.443	$1.024

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard Selected Value Fund returned a little more than 1%. This result was about 2 percentage points behind the fund’s benchmark, the Russell Midcap Value Index, but a bit ahead of the average return of its mid-cap value fund peers.

Selected Value’s holdings in the materials sector offered a huge advantage compared with the benchmark, but even stellar results there couldn’t offset notable weakness in other areas, including consumer discretionary, industrials, and financials.

On a separate note, I’d like to express my appreciation to Barrow, Hanley, Mewhinney & Strauss, which has managed the Selected Value Fund since its inception and celebrated the fund’s 20th anniversary in February. Jim Barrow, the firm’s founding partner, is one of Vanguard’s longest-tenured portfolio managers and an exceptional investor and true partner in every sense of the word.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March,

2

as investors cheered the Federal Reserve’s indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with some help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term interest rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal from the trend of recent years, foreign currencies

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

strengthened against the dollar, helping international bonds. Even without this currency benefit, however, international bond returns were solid.

The fund’s materials stocks surged, but couldn’t offset losses elsewhere
Selected Value’s three advisors––Barrow, Hanley, Mewhinney & Strauss; Pzena Investment Management; and Donald Smith & Co.––do extensive research as they construct their respective portions of the fund. Their methods vary, but all three advisors search and screen for attractive stocks that haven’t been adequately appreciated by the market.

Because your fund’s holdings tend to differ greatly from what is in the benchmark, its results often diverge from those of the benchmark. At times, the advisors’ conviction and patience means that periods of underperformance are necessary for the fund to achieve strong long-term results.

Consumer discretionary stocks hurt results the most, as the fund’s relatively large exposure to the slumping sector, as well as its specific holdings, weighed on returns. Much of the difficulty came from cruise lines, but auto component firms and apparel retailers and manufacturers also struggled.

The financials sector—the fund’s largest—was another source of trouble, with asset managers detracting the most. The fund’s industrial, energy, consumer staples, and information technology holdings also lagged their counterparts in the benchmark.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.39%	1.25%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mid-Cap Value Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

Selected Values’ utilities and health care stocks outperformed their benchmark counterparts. Because the fund held these sectors lightly, however, their returns didn’t have much of an effect on its overall returns.

Although your fund suffered its share of setbacks, there were some successes. As I mentioned earlier, its materials stocks soared. The sector returned about 65% for the fund—nearly four times as much as it returned for the benchmark. Most of the fund’s strength in the sector came from the precious metals and mining industry. Gold and other precious metals, which had declined in recent years—and are extremely volatile—rallied during the period as the weaker U.S. dollar boosted dollar-denominated commodities.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is known as a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what later became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low-cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital, regardless of what a fund’s management style might be.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire from around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

6

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2016

7

Advisors’ Report

For the six months ended April 30, 2016, Vanguard Selected Value Fund returned 1.19%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 20, 2016.

Please note that the Pzena Investment Management discussion refers to industry sectors as defined by Russell classifications rather than the Global Industry Classification Standard used elsewhere in this report. These comments were prepared on November 17, 2015.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	62	5,844	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Pzena Investment Management,	19	1,761	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Donald Smith & Co., Inc.	18	1,665	Conducts fundamental research on the lowest
			price-to-tangible book value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	1	49	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a cash position.

8

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

The markets have seen a great deal of uncertainty and volatility in the last six months, which created significant head-winds for our strategy. We ended 2015 with the first Federal Reserve rate increase and the announcement that further increases would occur in 2016. However, within months, significant global concerns steered the Fed’s discussions toward recession and negative interest rates. This scenario could not have been worse for our expectations and positioning, both of which are rooted in our belief that rates will slowly rise, economic growth will continue, and there will be some global stability.

As a consequence of the global concerns noted above, areas of the market that were already expensive but which benefit from lower rates and their defensive characteristics—such as utilities and REITs (real estate investment trusts), where we are underweight—did well. But groups that need interest rates and the economy to improve steadily, like consumer discretionary, consumer finance, and industrials, where we are overweight, did poorly. We believe that we are positioned appropriately for where the value is in the market and that we are past the point of maximum uncertainty; we expect our performance to slowly recover throughout the year. Given that an election year creates its own uncertainty, and usually some pressure on health-care-related names (where we are overweight), we believe that it may take getting through the election to remove the largest overhang. After that, we would expect valuations and cash flows to matter most. The portfolio is well situated for such an environment.

We continue to benefit from a pickup in merger and acquisition activity, as both St. Jude Medical and Tyco International were taken out during the period. If we are finding good companies with attractive valuations and cash flow, and the market doesn’t recognize this, it is a proof statement of our process to then see a financial or strategic buyer come along.

We are underweighted in utilities, information technology, energy, and REITs. We believe that traditional yield plays like utilities and REITs have had substantial runs thanks to a continued low-interest rate environment and that they have very little room for valuation upside or meaningful yield relative to their own histories. We also see considerable risk to their valuation levels when interest rates rise.

9

Pzena Investment Management, LLC

Portfolio Managers: Richard Pzena, Founder, Chief Executive Officer, and Co-Chief Investment Officer John Flynn, Principal Eli Rabinowich, Principal

After a dramatic start to the year, markets stabilized and recovered in March. The portfolio’s performance was driven by strong stock selection in the energy and producer durable sectors, which was offset by exposure to interest rate-sensitive financials. On a relative basis, the portfolio lagged because of lower exposure to sectors that perform well in a lower-interest rate environment, although that drag was partially offset by lower exposure to health care.

Murphy Oil, Terex, and Edison International were the top contributors. Murphy Oil suffered until oil prices rebounded in February. We took advantage of the weakness to increase our position and the stock then rallied as the oil market showed signs of stabilizing. Terex shot up in January on rumors of an unsolicited offer from Chinese construction equipment firm Zoomlion. The two parties continued to negotiate the deal and the offer currently stands at $31 per share versus Terex’s current share price of $25. Edison International performed well, as utilities in general outperformed against a backdrop of “lower for longer” interest rate expectations.

News Corp., Legg Mason, and Dana Holding Corp. were the top three detractors. News Corp. was down because of sharp earnings declines in its newspapers, books, Fox Sports (Australia), and Foxtel segments. The conglomerate’s only business segment to perform well was digital real estate. Legg Mason declined as the investment management industry continued to face outflows and the firm took on debt to make seemingly expensive acquisitions. Dana Holding performed poorly on weak earnings. The continuous miss was driven by currency effects and weak commercial vehicle demand in South America, especially Brazil. Dana Holding also revised its guidance downward because of weak demand in South America and Asia.

The portfolio remains focused on economically sensitive names. We increased our energy positions and decreased our exposure to health care. Overall, we continue to see very attractive valuation spreads and to find compelling investment opportunities.

10

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith,
Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

The portfolio continues to meet our criteria of owning a concentrated portfolio of low price-to-tangible book value stocks with attractive long-term earnings potential. The portfolio currently sells at 114% of tangible book value and 8 times our estimate of normalized earnings. In contrast, the S&P 500 sells at over 600% of tangible book value and 16 times normalized earnings.

The rebound in precious metals accounted for the vast majority of returns, with Kinross Gold Corporation and Yamana Gold returning 183.6% and 126.0%, respectively. Other large positive contributors included Ingram Micro (+17.4%), which agreed to be acquired by a Chinese company; WPX Energy (+40.8%); and Air France-KLM (+23.8%). The two largest negative contributors were Micron Technology (–35.1%) and JetBlue Airways (–20.3%).

We eliminated the following names from the portfolio: Coeur Mining, New Gold, American National Insurance Company,

Valero Energy Corporation, Royal Caribbean Cruises, and Validus Holdings. We added one name, Axis Capital Holdings, at a share price of $55.04. Axis is a Bermuda-based insurer/reinsurer. In 2015, the unraveling of a merger deal with PartnerRe provided Axis with a $280 million break fee. The company has been returning this fee, plus all annual earnings, to shareholders through an aggressive stock buyback. Management had wisely decided to grow the firm organically rather than through dilutive acquisitions. Returns should gradually improve as a result of expense savings and more efficient use of capital. We estimate that the current book value of approximately $55 per share is understated by $5–$10 per share in redundant reserves.

There are some signs that value is beginning to outperform growth after a long period of underperforming it: The Russell Midcap Value Index returned 6.15% for the first four months of 2016, while the Russell Midcap Growth Index returned 0.52%. It is interesting to note that 45% of the companies in the portfolio have active stock repurchase programs. We view these repurchases as accretive to long-term shareholder value, with the stocks, on average, selling below tangible book value. Our largest industry weightings are to precious metals, insurance, airlines/ aircraft leasing, and technology.

11

Selected Value Fund

Fund Profile
As of April 30, 2016

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	120	558	3,887
Median Market Cap	$10.5B	$10.4B	$51.6B
Price/Earnings Ratio	18.5x	26.4x	22.0x
Price/Book Ratio	1.7x	1.8x	2.7x
Return on Equity	11.8%	9.7%	16.8%
Earnings Growth
Rate	9.2%	5.5%	7.8%
Dividend Yield	2.1%	2.3%	2.1%
Foreign Holdings	11.3%	0.0%	0.0%
Turnover Rate
(Annualized)	28%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.39%	—	—
30-Day SEC Yield	1.58%	—	—
Short-Term
Reserves	4.5%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	13.7%	8.1%	13.5%
Consumer Staples	3.1	4.4	9.0
Energy	7.2	9.1	6.7
Financials	28.5	32.7	17.8
Health Care	6.2	5.8	14.1
Industrials	19.9	9.9	10.8
Information
Technology	8.9	8.9	19.0
Materials	7.7	6.7	3.3
Telecommunication
Services	0.0	1.6	2.4
Utilities	4.8	12.8	3.4

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.89	0.88
Beta	1.02	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Kinross Gold Corp.	Gold	3.0%
Reynolds American Inc.	Tobacco	2.6
Owens Corning	Building Products	2.5
Cigna Corp.	Managed Health
	Care	2.4
Stanley Black & Decker
Inc.	Industrial Machinery	2.3
Tyco International plc	Security & Alarm
	Services	2.3
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.2
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	2.2
Cardinal Health Inc.	Health Care
	Distributors	2.1
Willis Towers Watson
plc	Insurance Brokers	2.0
Top Ten		23.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratio was 0.39%.

12

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	-3.87%	9.86%	7.59%

See Financial Highlights for dividend and capital gains information.

13

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (13.2%)
	Hanesbrands Inc.	7,078,200	205,480
	Royal Caribbean
	Cruises Ltd.	2,651,200	205,203
	Whirlpool Corp.	1,018,900	177,431
*	Norwegian Cruise Line
	Holdings Ltd.	3,435,500	167,962
	L Brands Inc.	1,889,800	147,952
^,2	SeaWorld
	Entertainment Inc.	5,141,400	102,468
	News Corp. Class A	4,150,475	51,549
	Interpublic Group of
	Cos. Inc.	2,152,894	49,387
	Omnicom Group Inc.	531,150	44,070
	Staples Inc.	3,090,600	31,524
	Dana Holding Corp.	2,360,300	30,519
	Meredith Corp.	394,800	20,257
			1,233,802
Consumer Staples (2.9%)
	Reynolds American Inc.	4,973,276	246,674
	Kellogg Co.	337,425	25,918
			272,592
Energy (7.0%)
2	PBF Energy Inc. Class A	5,342,057	171,907
	Devon Energy Corp.	2,449,900	84,963
^	Golar LNG Ltd.	4,546,708	75,384
	Murphy Oil Corp.	1,968,304	70,347
^	Noble Corp. plc	3,160,316	35,490
	Cenovus Energy Inc.	2,004,475	31,751
	Apache Corp.	556,900	30,295
*	WPX Energy Inc.	3,037,079	29,338
	Superior Energy
	Services Inc.	1,639,925	27,649
	Vermilion Energy Inc.	618,300	21,282
	Baker Hughes Inc.	437,251	21,146
*	FMC Technologies Inc.	637,475	19,437
	Rowan Cos. plc Class A	996,725	18,748
	Nabors Industries Ltd.	885,000	8,673

			Market
			Value•
		Shares	($000)
^	Tidewater Inc.	556,400	4,874
*,^	Paragon Offshore plc	870,105	305
			651,589
Financials (27.7%)
	Willis Towers Watson plc	1,529,844	191,078
	Discover Financial
	Services	3,217,300	181,037
	Host Hotels &
	Resorts Inc.	10,279,000	162,614
	Fifth Third Bancorp	8,811,675	161,342
	Capital One Financial
	Corp.	2,207,600	159,808
	Unum Group	4,292,805	146,857
	New York Community
	Bancorp Inc.	9,056,200	136,115
	Ameriprise Financial Inc.	1,314,700	126,080
	Navient Corp.	8,676,447	118,607
	Everest Re Group Ltd.	448,462	82,921
^	People’s United
	Financial Inc.	5,287,000	81,949
	Axis Capital Holdings Ltd.	1,509,138	80,392
	Corporate Office
	Properties Trust	2,812,800	72,233
	CNA Financial Corp.	2,259,996	71,416
	Valley National Bancorp	6,006,800	56,824
	XL Group plc Class A	1,631,430	53,397
	Lamar Advertising Co.
	Class A	840,850	52,166
	KeyCorp	4,077,700	50,115
	Voya Financial Inc.	1,497,390	48,620
^	Element Financial Corp.	4,215,200	47,302
	Torchmark Corp.	735,933	42,603
	First Niagara Financial
	Group Inc.	3,743,500	39,531
	Regions Financial Corp.	4,105,725	38,512
	Comerica Inc.	787,450	34,963
	Invesco Ltd.	1,113,675	34,535
	Franklin Resources Inc.	913,575	34,113
*	SLM Corp.	4,507,900	30,518

14

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Validus Holdings Ltd.	541,925	24,977
	Webster Financial Corp.	668,525	24,495
	MFA Financial Inc.	3,014,000	20,827
	Legg Mason Inc.	639,775	20,543
	EPR Properties	288,275	18,992
	Allstate Corp.	269,225	17,513
	Endurance Specialty
	Holdings Ltd.	260,000	16,635
	Aspen Insurance
	Holdings Ltd.	353,251	16,373
	Progressive Corp.	495,225	16,144
	Hospitality Properties Trust	583,800	14,939
	Hartford Financial Services
	Group Inc.	313,800	13,926
	Synovus Financial Corp.	420,221	13,094
	FNF Group	379,100	12,093
*	Genworth Financial Inc.
	Class A	2,224,850	7,631
	Assurant Inc.	80,045	6,769
	RMR Group Inc. Class A	9,691	242
			2,580,841
Health Care (6.0%)
	Cigna Corp.	1,646,700	228,134
	Cardinal Health Inc.	2,448,100	192,078
	St. Jude Medical Inc.	1,544,200	117,668
	Aetna Inc.	154,800	17,379
			555,259
Industrials (19.4%)
	Owens Corning	5,140,582	236,827
	Stanley Black &
	Decker Inc.	1,899,775	212,623
	Tyco International plc	5,470,000	210,704
*	AerCap Holdings NV	4,273,188	170,970
*	Spirit AeroSystems
	Holdings Inc. Class A	3,070,507	144,774
	Eaton Corp. plc	2,283,000	144,445
^	CNH Industrial NV	16,692,100	129,197
	KBR Inc.	6,720,300	104,568
*	JetBlue Airways Corp.	5,138,340	101,688
	Ryder System Inc.	1,140,400	78,596
*	Air France-KLM ADR	7,538,085	68,220
	Parker-Hannifin Corp.	427,475	49,596
*	AECOM	1,380,510	44,853
	Dover Corp.	664,325	43,646
	Terex Corp.	1,650,377	39,427
	Actuant Corp. Class A	1,038,025	27,726
			1,807,860
Information Technology (8.6%)
	Ingram Micro Inc.	4,595,009	160,596
	Microchip Technology Inc.	2,544,500	123,637
	Total System Services Inc.	2,336,836	119,506
*	Micron Technology Inc.	8,980,588	96,541
*	ON Semiconductor Corp.	4,216,096	39,926
	Avnet Inc.	960,391	39,491

			Market
			Value•
		Shares	($000)
	Hewlett Packard
	Enterprise Co.	2,214,625	36,896
*	Flextronics
	International Ltd.	2,982,200	36,234
*	Celestica Inc.	2,855,249	30,637
*	Genpact Ltd.	1,016,327	28,345
	HP Inc.	2,175,125	26,689
	Seagate Technology plc	1,115,225	24,279
*	Arrow Electronics Inc.	304,204	18,891
	Jabil Circuit Inc.	711,890	12,358
	CDW Corp.	145,485	5,601
			799,627
Materials (7.4%)
*	Kinross Gold Corp.	49,757,791	283,620
	CRH plc ADR	5,655,100	164,620
	FMC Corp.	3,211,400	138,925
	Yamana Gold Inc.
	(New York Shares)	19,703,040	97,530
			684,695
Utilities (4.6%)
	Pinnacle West
	Capital Corp.	2,203,500	160,084
	Xcel Energy Inc.	3,348,437	134,038
	CenterPoint Energy Inc.	2,234,617	47,933
	Edison International	558,150	39,467
	Exelon Corp.	607,518	21,318
	PG&E Corp.	312,425	18,183
	NRG Energy Inc.	796,234	12,023
			433,046
Total Common Stocks
(Cost $7,238,683)			9,019,311
Temporary Cash Investments (6.0%)[1]
Money Market Fund (5.9%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.495%	553,791,981	553,792

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.431%, 7/22/16	2,000	1,999
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.516%, 8/31/16	5,000	4,994
			6,993
Total Temporary Cash Investments
(Cost $560,781)			560,785
Total Investments (102.8%)
(Cost $7,799,464)			9,580,096

15

Selected Value Fund

Market
Value•
($000)
Other Assets and Liabilities (-2.8%)
Other Assets	230,040
Liabilities	(491,028)
(260,988)
Net Assets (100%)
Applicable to 345,590,032 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,319,108
Net Asset Value Per Share	$26.97

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,751,929
Affiliated Vanguard Funds	553,792
Other Affiliated Issuers	274,375
Total Investments in Securities	9,580,096
Investment in Vanguard	785
Receivables for Investment
Securities Sold	214,201
Receivables for Accrued Income	9,956
Receivables for Capital Shares Issued	4,799
Other Assets	299
Total Assets	9,810,136
Liabilities
Payables for Investment Securities
Purchased	141,663
Collateral for Securities on Loan	67,668
Payables to Investment Advisor	4,576
Payables for Capital Shares Redeemed	264,319
Payables to Vanguard	11,985
Other Liabilities	817
Total Liabilities	491,028
Net Assets	9,319,108

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,451,558
Undistributed Net Investment Income	41,815
Accumulated Net Realized Gains	45,115
Unrealized Appreciation (Depreciation)
Investment Securities	1,780,632
Futures Contracts	33
Foreign Currencies	(45)
Net Assets	9,319,108

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $59,693,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 5.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $67,668,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,994,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	102,264
Interest	841
Securities Lending	550
Total Income	103,655
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,896
Performance Adjustment	(644)
The Vanguard Group—Note C
Management and Administrative	7,408
Marketing and Distribution	817
Custodian Fees	46
Shareholders’ Reports	98
Trustees’ Fees and Expenses	5
Total Expenses	17,626
Expenses Paid Indirectly	(123)
Net Expenses	17,503
Net Investment Income	86,152
Realized Net Gain (Loss)
Investment Securities Sold	44,019
Futures Contracts	6,814
Foreign Currencies	(1)
Realized Net Gain (Loss)	50,832
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(25,732)
Futures Contracts	(6,122)
Foreign Currencies	(45)
Change in Unrealized Appreciation (Depreciation)	(31,899)
Net Increase (Decrease) in Net Assets Resulting from Operations	105,085
1 Dividends are net of foreign withholding taxes of $443,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,152	163,790
Realized Net Gain (Loss)	50,832	379,722
Change in Unrealized Appreciation (Depreciation)	(31,899)	(444,590)
Net Increase (Decrease) in Net Assets Resulting from Operations	105,085	98,922
Distributions
Net Investment Income	(150,372)	(138,609)
Realized Capital Gain[1]	(347,588)	(401,073)
Total Distributions	(497,960)	(539,682)
Capital Share Transactions
Issued	1,024,226	1,787,330
Issued in Lieu of Cash Distributions	457,613	496,488
Redeemed	(1,433,202)	(2,333,003)
Net Increase (Decrease) from Capital Share Transactions	48,637	(49,185)
Total Increase (Decrease)	(344,238)	(489,945)
Net Assets
Beginning of Period	9,663,346	10,153,291
End of Period[2]	9,319,108	9,663,346
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $29,192,000 and $33,623,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $41,815,000 and $106,036,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.15	$29.49	$28.07	$21.01	$18.81	$17.73
Investment Operations
Net Investment Income	. 255.478		.415	. 395.405		. 334
Net Realized and Unrealized Gain (Loss)
on Investments	.032	(.245)	2.555	7.105	2.122	1.037
Total from Investment Operations	.287	.233	2.970	7.500	2.527	1.371
Distributions
Dividends from Net Investment Income	(. 443)	(. 404)	(. 330)	(. 440)	(. 327)	(. 291)
Distributions from Realized Capital Gains	(1.024)	(1.169)	(1.220)	—	—	—
Total Distributions	(1.467)	(1.573)	(1.550)	(.440)	(.327)	(.291)
Net Asset Value, End of Period	$26.97	$28.15	$29.49	$28.07	$21.01	$18.81

Total Return[1]	1.19%	0.88%	11.02%	36.43%	13.64%	7.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,319	$9,663	$10,153	$7,019	$4,337	$3,956
Ratio of Total Expenses to
Average Net Assets[2]	0.39%	0.39%	0.41%	0.43%	0.38%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.62%	1.53%	1.70%	2.00%	1.74%
Portfolio Turnover Rate	28%	24%	18%	27%	18%	25%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.01%, 0.02%, (0.03%), and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

20

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Selected Value Fund

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since April 30, 2014.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $644,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $785,000, representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2016, these arrangements reduced the fund’s expenses by $123,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

22

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,019,311	—	—
Temporary Cash Investments	553,792	6,993	—
Futures Contracts—Assets[1]	33	—	—
Futures Contracts—Liabilities[1]	(817)	—	—
Total	9,572,319	6,993	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	600	61,773	33

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2016, the cost of investment securities for tax purposes was $7,799,464,000. Net unrealized appreciation of investment securities for tax purposes was $1,780,632,000, consisting of unrealized gains of $2,403,618,000 on securities that had risen in value since their purchase and $622,986,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2016, the fund purchased $1,207,438,000 of investment securities and sold $1,220,206,000 of investment securities, other than temporary cash investments.

23

Selected Value Fund

I. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	42,860	62,441
Issued in Lieu of Cash Distributions	17,506	17,943
Redeemed	(58,007)	(81,402)
Net Increase (Decrease) in Shares Outstanding	2,359	(1,018)

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
PBF Energy Inc. Class A	NA2	100,381	—	2,288	—	171,907
SeaWorld Entertainment Inc.	102,468	—	—	2,160	—	102,468
SPX FLOW Inc.	84,631	—	52,087	—	—	—
Vanguard Market Liquidity Fund	708,715	NA3	NA [3]	820	—	553,792
Vanguard Mid-Cap Value ETF	29,626	—	29,453	283	—	—
Total	925,440			5,551	—	828,167
1 Includes net realized gain (loss) on affiliated investment securities sold of ($53,045,000).
2 Not applicable—at October 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,011.85	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.92	1.96
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

26

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith & Co.), and Pzena Investment Management, LLC (Pzena). The board determined that renewing the advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. The firm seeks to construct a portfolio with strict adherence to valuation factors, with a below-average price-to-earnings and price-to-book value ratios, and above-average current yields. Barrow Hanley has advised the fund since its inception in 1996.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-capitalization value portfolios and employs a strictly bottom-up approach. The firm looks for companies in the bottom decile of price-to-tangible-book value in the benchmark and employs fundamental analysis to invest in those companies that it considers to be inexpensive relative to their estimated or normalized earnings power and to have solid balance sheets and asset quality. Donald Smith & Co. has managed a portion of the fund since 2005.

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a deep-value investment approach. Pzena employs in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has advised a portion of the fund since 2014.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

27

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Donald Smith & Co., or Pzena in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Donald Smith & Co., and Pzena. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062016

Semiannual Report | April 30, 2016

Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Mid-Cap Growth Fund	-5.45%
Russell Midcap Growth Index	-1.54
Mid-Cap Growth Funds Average	-3.35
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$24.88	$21.76	$0.070	$1.770

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard Mid-Cap Growth Fund returned –5.45%, trailing both its benchmark, the Russell Midcap Growth Index, and its mid-cap growth fund peers.

There was little difference between large-company stocks and those of smaller companies, while so-called value stocks outpaced growth stocks. Mid-Cap Growth underperformed its benchmark index in six industries, including financials, consumer discretionary, and health care.

The fund employs two investment advisors––Chartwell Investment Partners, LLC, and William Blair Investment Management, LLC. I’d like to congratulate Chartwell on its tenth anniversary of managing a portion of the fund’s assets, which occurred on February 1. William Blair will reach the same milestone on June 8.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered the Federal Reserve’s

2

indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with some help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term interest rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

from the trend of recent years, foreign currencies strengthened against the dollar, helping international bonds. Even without this currency benefit, however, international bond returns were solid.

Materials was the only standout as most other sectors retreated
Vanguard Mid-Cap Growth Fund’s two advisors invest in mid-size companies they believe have potential for long-term growth and superior earnings. They battled the market’s defensive mindset during a half year that saw mid-cap growth stocks trail both their mid-cap value counterparts and the broader market.

The fund’s composition can differ from that of its benchmark, with correspondingly divergent returns. At times, Mid-Cap Growth can underperform as it seeks superior long-term results.

The advisors remain focused on five of the ten industry sectors: consumer discretionary, financials, information technology, industrials, and health care. Consumer discretionary, the fund’s largest sector, on average, during the period, was its second-biggest detractor from performance. Casinos, cruise lines, and leisure products were notable sore points.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.43%	1.31%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mid-Cap Growth Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

The fund’s sizable financial holdings underperformed their index counterparts as insurance and financial services holdings lost ground. The advisors’ decision not to hold real estate investment trusts (REITs) hurt, as REITs posted solid gains.

Health care also held back the fund’s performance, with several pharmaceutical holdings retreating significantly. The advisors’ decision to underweight biotech-nology stocks, however, helped returns, since the subsector performed poorly.

One of the fund’s few outperformers was the materials sector, which returned 16%. The fund’s information technology portfolio also outperformed its benchmark counterpart, although it still recorded a negative return.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital, regardless of a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

6

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2016

7

Advisors’ Report

During the six months ended April 30, 2016, Vanguard Mid-Cap Growth Fund returned –5.45%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 18, 2016.

Chartwell Investment Partners, LLC

Portfolio Manager:

John A. Heffern, Managing Partner and
Senior Portfolio Manager

Equity markets began a strong and rapid rally in mid-February, offsetting the steep losses seen since late last year. Recession fears that had roiled financial markets at the beginning of 2016 abated with a rebound sparked by higher oil prices, improving macroeconomic data, and dovish Federal Reserve actions.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	2,045	Uses a bottom-up, fundamental, research-driven
LLC			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair Investment	48	2,033	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	123	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Throughout the period, slowing global growth pressured financial markets worldwide.

More than ever, stock selection seems central to investment performance. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-capitalization companies demonstrating above-average growth potential supported by good products and expanding markets. This approach leads to portfolio decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

Our stock selection was notably successful within the technology and consumer services sectors. Vantiv, which provides processing services, posted strong results through organic revenue growth, stable margins, and shareholder-friendly capital allocation. Ultimate Software Group, a provider of web-based payroll and workforce management software solutions, also did well. Healthy results drove price appreciation for this competitively advantaged company, thanks to margin improvements and continued strength in customer additions and retention rates.

Within consumer services, outerwear business at national off-price retailer Burlington Stores was affected by unseasonably warm weather. However, management predicted strong sales in 2016, because of traction in their non-outerwear business and advantageous purchasing of inventory. Tractor Supply Company, a farm and ranch products retailer, was also pressured by warm weather, but performance rebounded with strong sales and margin guidance for 2016. Theme park operator Six Flags Entertainment Corporation reported strong traffic and revenue per visitor, thanks to increased season pass sales and new attractions.

The portfolio also benefited from our investments in Old Dominion Freight Line, Charles River Laboratories International, and Diamondback Energy. Old Dominion, a so-called less-than-truckload motor carrier, was aided by improved sentiment despite soft freight trends. Charles River, a leader in early-stage clinical research organizations, outperformed on better-than-expected earnings results and the acquisition of a competitor, which should improve its growth potential and product offerings.

A commodity price rebound and structural cost improvements buoyed the stock price of independent oil and natural gas company Diamondback Energy.

Cyclical consumer and business services stocks detracted the most from performance. Global cruise ship operators suffered. Macroeconomic concerns around the world, terrorist attacks in Europe, and Zika virus worries all hurt Norwegian Cruise Line and Royal Caribbean, despite these companies’ solid results. The continued acquisition integration issues of automotive parts retailer Advance Auto Parts resulted in revenue and margin pressure. ManpowerGroup, an international provider of staffing services, fell on global macroeconomic concerns, despite its solid financial results. Cognizant

9

Technology Solutions, a provider of information technology services, faced macroeconomic-related weakness in its banking segment and consolidation-related weakness in its health care segment. And stock market volatility and expenses related to new software development led to lower-than-expected results for SEI Investments, a provider of investment services to the asset management industry.

Elsewhere, global real estate services company Jones Lang LaSalle missed earnings estimates because of a meaningful foreign exchange impact. Hospital staffing firm Team Health Holdings underperformed, pulled down by concerns over volume growth and a lower earnings contribution from a recent acquisition. Lastly, expectations of further delays in Federal Reserve tightening should weigh on earnings at online broker E*TRADE Financial, given its significant percent of revenue from interest-rate-sensitive products.

William Blair Investment
Management, LLC

Portfolio Managers:

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

The six-month period was characterized by heightened volatility. The Russell Midcap Growth Index was positive in November, declined in December, and began 2016 with a sharp fall. During the December-to-mid-February decline, investor concerns included continued weakness in the manufacturing segment of the U.S. economy, falling oil prices, and persistent headwinds from global economic growth challenges. In this “risk-off” environment, equity investors gravitated toward high-dividend-yielding stocks and away from more speculative areas of the market, such as biotechnology. As the market rallied from mid-February to the end of March—recouping most of its recent losses—its drivers shifted significantly. Cyclical companies that were spurred by further easing from foreign central banks, stable-to-improving macro data points globally, and cheap valuations lay behind the rally. The six-month period ended with a relatively flat April.

From a style perspective, our bias toward companies with less-volatile fundamentals helped—but it was counterbalanced by our bias toward companies with higher growth. The latter bias resulted in lower-dividend-yield exposure, and investors strongly favored high-dividend-yielding stocks in the first six weeks of 2016. Our portfolio tends to significantly underweight such companies, preferring sustainable growth companies that have significant reinvestment opportunities to enable superior, durable long-term growth. At the stock level, Airgas, in the materials sector, was the top contributor to performance. In November of 2015, Airgas agreed to be acquired by Air Liquide, a French multinational industrial gas company, for a significant premium. Other strong performers included Dollar General (consumer discretionary), Genpact (information technology), Old Dominion Freight Line, and Carlisle Companies Incorporated (both industrials).

10

In terms of negatives, Polaris Industries (consumer discretionary) was a notable detractor. The underperformance was largely the result of higher off-road vehicle and snowmobile inventory levels caused by softer end-market demand and increasing competition. Other notable detractors were Perrigo and Cerner (both health care), Williams-Sonoma (consumer discretionary), and SBA Communications (telecommunication services).

The Federal Reserve implemented its first rate hike in late 2015 and telegraphed a path for its future actions. Increased global growth challenges and divergent monetary policies, however, have renewed uncertainty as to how the Fed will proceed from here. The upcoming U.S. presidential election and a more challenging environment for corporate earnings growth will also probably keep equity markets volatile. We are now seven years into an economic recovery and, with profit margins near peak levels, fundamentally driven earnings growth should be scarce and a more important driver of market returns. Given our focus on sustainable, long-term growth opportunities, we believe the earnings of our companies should be more durable than those of the index. We also believe these longstanding characteristics should benefit the portfolio over the long term and in the quarters ahead.

11

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2016

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	97	498	3,887
Median Market Cap	$9.9B	$12.1B	$51.6B
Price/Earnings Ratio	25.3x	26.7x	22.0x
Price/Book Ratio	3.5x	5.3x	2.7x
Return on Equity	16.7%	20.6%	16.8%
Earnings Growth
Rate	17.6%	12.9%	7.8%
Dividend Yield	0.8%	1.2%	2.1%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate
(Annualized)	76%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.43%	—	—
30-Day SEC Yield	0.38%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	27.3%	24.5%	13.5%
Consumer Staples	0.8	8.4	9.0
Energy	1.5	0.9	6.7
Financials	17.9	12.3	17.8
Health Care	12.3	13.1	14.1
Industrials	14.7	16.2	10.8
Information
Technology	21.7	18.8	19.0
Materials	2.2	5.3	3.3
Telecommunication
Services	1.6	0.4	2.4
Utilities	0.0	0.1	3.4

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.96	0.87
Beta	1.03	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Intercontinental
Exchange Inc.	Specialized Finance	3.2%
Brunswick Corp.	Leisure Products	2.8
Old Dominion Freight
Line Inc.	Trucking	2.7
Vantiv Inc.	Data Processing &
	Outsourced Services	2.6
Tractor Supply Co.	Specialty Stores	2.2
SEI Investments Co.	Asset Management
	& Custody Banks	2.1
Norwegian Cruise Line	Hotels, Resorts &
Holdings Ltd.	Cruise Lines	2.1
Popular Inc.	Regional Banks	2.0
Hilton Worldwide	Hotels, Resorts &
Holdings Inc.	Cruise Lines	1.9
ManpowerGroup Inc.	Human Resource &
	Employment
	Services	1.9
Top Ten		23.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratio was 0.39%.

12

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	-8.76%	9.23%	7.29%

See Financial Highlights for dividend and capital gains information.

13

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.7%)[1]
Consumer Discretionary (26.1%)
	Brunswick Corp.	2,451,855	117,763
	Tractor Supply Co.	990,860	93,795
*	Norwegian Cruise Line
	Holdings Ltd.	1,806,980	88,343
	Hilton Worldwide
	Holdings Inc.	3,649,930	80,481
	Dollar General Corp.	968,426	79,324
	Newell Brands Inc.	1,477,000	67,262
	Royal Caribbean Cruises
	Ltd.	836,300	64,730
	Ross Stores Inc.	1,070,700	60,794
	Six Flags Entertainment
	Corp.	1,001,647	60,149
	Hanesbrands Inc.	2,013,400	58,449
*	Burlington Stores Inc.	833,139	47,464
*	MGM Resorts
	International	1,866,825	39,763
	BorgWarner Inc.	1,063,804	38,212
*	O’Reilly Automotive Inc.	143,821	37,779
*	JC Penney Co. Inc.	3,093,530	28,708
*	Sally Beauty Holdings Inc.	790,292	24,815
	Interpublic Group of Cos.
	Inc.	1,069,480	24,534
*	Chipotle Mexican Grill Inc.
	Class A	45,300	19,070
	Domino’s Pizza Inc.	138,660	16,761
^	Wynn Resorts Ltd.	167,725	14,810
*	AutoZone Inc.	16,200	12,397
*	Steven Madden Ltd.	292,425	10,238
	Darden Restaurants Inc.	116,650	7,261
	Harman International
	Industries Inc.	42,850	3,289
			1,096,191
Consumer Staples (0.7%)
	Tyson Foods Inc. Class A	457,100	30,087

			Market
			Value•
		Shares	($000)
Energy (1.5%)
*	Concho Resources Inc.	227,675	26,449
*	Diamondback Energy Inc.	251,126	21,743
	Superior Energy Services
	Inc.	750,970	12,661
			60,853
Financials (17.1%)
	Intercontinental Exchange
	Inc.	567,790	136,287
	SEI Investments Co.	1,855,640	89,219
	Popular Inc.	2,872,770	85,379
*	Signature Bank	381,484	52,580
*	Affiliated Managers
	Group Inc.	304,390	51,844
	Willis Towers Watson plc	408,400	51,009
*	MGIC Investment Corp.	6,732,455	48,676
	Lazard Ltd. Class A	1,338,208	48,242
	Moody’s Corp.	479,500	45,898
	Assured Guaranty Ltd.	1,583,900	40,975
	Jones Lang LaSalle Inc.	316,740	36,479
*	CBRE Group Inc. Class A	936,500	27,748
	IBERIABANK Corp.	82,442	4,863
			719,199
Health Care (11.7%)
*	Centene Corp.	1,246,688	77,245
*	MEDNAX Inc.	1,007,700	71,839
*	Cerner Corp.	855,300	48,016
*	Quintiles Transnational
	Holdings Inc.	693,472	47,898
	DENTSPLY SIRONA Inc.	624,207	37,203
*	Mettler-Toledo
	International Inc.	100,800	36,081
*	BioMarin Pharmaceutical
	Inc.	380,412	32,213
	Zoetis Inc.	662,300	31,148
*	Intuitive Surgical Inc.	48,903	30,631
*	Align Technology Inc.	334,200	24,126

14

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	IDEXX Laboratories Inc.	285,958	24,121
	Perrigo Co. plc	219,400	21,209
*	Charles River Laboratories
	International Inc.	129,351	10,254
			491,984
Industrials (14.0%)
*	Old Dominion Freight
	Line Inc.	1,703,265	112,501
	ManpowerGroup Inc.	1,038,435	79,991
	Delta Air Lines Inc.	1,372,645	57,198
	Rockwell Collins Inc.	623,700	55,004
	KAR Auction Services Inc.	1,107,575	41,645
*	Verisk Analytics Inc.
	Class A	444,900	34,515
	Equifax Inc.	283,365	34,075
*	HD Supply Holdings Inc.	936,970	32,119
*	TransDigm Group Inc.	139,600	31,811
*	Middleby Corp.	264,100	28,956
	AMETEK Inc.	600,104	28,859
	Carlisle Cos. Inc.	201,600	20,543
*	IHS Inc. Class A	155,175	19,114
	Southwest Airlines Co.	181,200	8,083
	JB Hunt Transport
	Services Inc.	50,475	4,183
	Alaska Air Group Inc.	13,540	954
			589,551
Information Technology (20.8%)
*	Vantiv Inc. Class A	2,034,454	110,959
*	Genpact Ltd.	2,293,122	63,955
*	salesforce.com Inc.	840,165	63,685
	SS&C Technologies
	Holdings Inc.	953,061	58,280
*	Cognizant Technology
	Solutions Corp. Class A	944,680	55,141
*	CoStar Group Inc.	264,479	52,184
	Booz Allen Hamilton
	Holding Corp. Class A	1,743,445	48,067
*	Red Hat Inc.	631,900	46,362
*	Guidewire Software Inc.	768,000	43,753
*	Euronet Worldwide Inc.	474,435	36,579
*	Akamai Technologies Inc.	712,172	36,314
	CSRA Inc.	1,330,800	34,548
*	Manhattan Associates Inc.	567,795	34,374
*	Ultimate Software Group
	Inc.	170,510	33,521
*	Tyler Technologies Inc.	228,085	33,394
	MAXIMUS Inc.	558,700	29,555
*,^	Check Point Software
	Technologies Ltd.	237,700	19,698
*	NXP Semiconductors NV	183,815	15,676
	Global Payments Inc.	186,190	13,439
*	Electronics For Imaging
	Inc.	325,587	12,971

			Market
			Value•
		Shares	($000)
	Monolithic Power Systems
	Inc.	144,120	8,996
	Broadcom Ltd.	60,900	8,876
	Belden Inc.	139,655	8,818
*	PTC Inc.	62,130	2,265
			871,410
	Materials (2.1%)
	Ball Corp.	650,100	46,404
	Vulcan Materials Co.	379,900	40,889
			87,293
	Other (0.2%)
2	Vanguard Mid-Cap Growth
	ETF	100,223	10,050

Telecommunication Services (1.5%)
*	SBA Communications
	Corp. Class A	621,120	64,000
	Total Common Stocks
	(Cost $3,685,184)		4,020,618
Temporary Cash Investments (3.9%)[1]
	Money Market Fund (3.8%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.495%	157,368,000	157,368

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	Federal Home Loan
	Bank Discount Notes,
	0.609%, 6/17/16	1,000	1,000
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.572%, 7/6/16	5,000	4,997
			5,997
Total Temporary Cash Investments
	(Cost $163,351)		163,365
	Total Investments (99.6%)
	(Cost $3,848,535)		4,183,983

15

Mid-Cap Growth Fund

Amount
($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard	354
Receivables for Investment Securities Sold	32,592
Receivables for Accrued Income	706
Receivables for Capital Shares Issued	21,017
Other Assets	1
Total Other Assets	54,670
Liabilities
Payables for Investment Securities
Purchased	(16,402)
Collateral for Securities on Loan	(9,772)
Payables to Investment Advisor	(1,636)
Payables for Capital Shares Redeemed	(3,878)
Payables to Vanguard	(5,338)
Other Liabilities	(599)
Total Liabilities	(37,625)
Net Assets (100%)
Applicable to 193,086,461 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,201,028
Net Asset Value Per Share	$21.76

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,009,685
Undistributed Net Investment Income	6,624
Accumulated Net Realized Losses	(154,581)
Unrealized Appreciation (Depreciation)
Investment Securities	335,448
Futures Contracts	3,852
Net Assets	4,201,028

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,510,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,772,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $4,597,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	21,790
Interest[1]	385
Securities Lending	72
Total Income	22,247
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,039
Performance Adjustment	(532)
The Vanguard Group—Note C
Management and Administrative	4,006
Marketing and Distribution	393
Custodian Fees	21
Shareholders’ Reports	38
Trustees’ Fees and Expenses	3
Total Expenses	7,968
Expenses Paid Indirectly	(137)
Net Expenses	7,831
Net Investment Income	14,416
Realized Net Gain (Loss)
Investment Securities Sold[1]	(142,215)
Futures Contracts	773
Realized Net Gain (Loss)	(141,442)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(110,234)
Futures Contracts	(208)
Change in Unrealized Appreciation (Depreciation)	(110,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	(237,468)
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $52,000, $364,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,416	9,595
Realized Net Gain (Loss)	(141,442)	343,380
Change in Unrealized Appreciation (Depreciation)	(110,442)	(137,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	(237,468)	215,622
Distributions
Net Investment Income	(12,324)	(4,856)
Realized Capital Gain[1]	(311,613)	(405,208)
Total Distributions	(323,937)	(410,064)
Capital Share Transactions
Issued	640,081	1,505,655
Issued in Lieu of Cash Distributions	314,619	398,819
Redeemed	(509,670)	(711,728)
Net Increase (Decrease) from Capital Share Transactions	445,030	1,192,746
Total Increase (Decrease)	(116,375)	998,304
Net Assets
Beginning of Period	4,317,403	3,319,099
End of Period[2]	4,201,028	4,317,403
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $15,141,000 and $80,760,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,624,000 and $4,532,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.88	$26.40	$25.72	$20.95	$19.40	$17.54
Investment Operations
Net Investment Income	. 078	. 064[1]	.045	.048	.041	.040 [2]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.358)	1.625	3.134	5.965	1.892	1.840
Total from Investment Operations	(1.280)	1.689	3.179	6.013	1.933	1.880
Distributions
Dividends from Net Investment Income	(. 070)	(. 038)	(. 007)	(. 075)	(. 030)	(. 020)
Distributions from Realized Capital Gains	(1.770)	(3.171)	(2.492)	(1.168)	(.353)	—
Total Distributions	(1.840)	(3.209)	(2.499)	(1.243)	(.383)	(.020)
Net Asset Value, End of Period	$21.76	$24.88	$26.40	$25.72	$20.95	$19.40

Total Return[3]	-5.45%	6.68%	13.42%	30.32%	10.24%	10.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,201	$4,317	$3,319	$2,837	$2,129	$1,804
Ratio of Total Expenses to
Average Net Assets[4]	0.39%	0.43%	0.46%	0.51%	0.54%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.70%	0.25%[1]	0.16%	0.19%	0.19%	0.20%[2]
Portfolio Turnover Rate	76%	93%	82%	83%	97%	127%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd in February 2015.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), (0.02%), 0.02%, 0.04%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Mid-Cap Growth Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Chartwell Investment Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Chartwell Investment Partners, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years.

21

Mid-Cap Growth Fund

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $532,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $354,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2016, these arrangements reduced the fund’s expenses by $137,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,020,618	—	—
Temporary Cash Investments	157,368	5,997	—
Futures Contracts—Liabilities[1]	(595)	—	—
Total	4,177,391	5,997	—
1 Represents variation margin on the last day of the reporting period.

22

Mid-Cap Growth Fund

F. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	June 2016	610	88,956	3,934
E-mini S&P 500 Index	June 2016	148	15,237	(76)
E-mini Russell 2000 Index	June 2016	40	4,510	(6)
				3,852

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2016, the cost of investment securities for tax purposes was $3,848,535,000. Net unrealized appreciation of investment securities for tax purposes was $335,448,000, consisting of unrealized gains of $460,898,000 on securities that had risen in value since their purchase and $125,450,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2016, the fund purchased $1,695,093,000 of investment securities and sold $1,519,566,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	29,276	59,434
Issued in Lieu of Cash Distributions	13,866	16,399
Redeemed	(23,607)	(28,005)
Net Increase (Decrease) in Shares Outstanding	19,535	47,828

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$945.52	$1.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.92	1.96
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

25

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory arrangements with Chartwell Investment Partners, LLC (Chartwell) and William Blair & Company, L.L.C. (William Blair & Company). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Chartwell. Chartwell, founded in 1997, is a wholly owned subsidiary of TriState Capital. The firm concentrates on small- and mid-cap equity management and employs a bottom-up research approach to invest in companies that it believes will deliver accelerating earnings-per-share growth. The team focuses on what it terms “secular” growth companies that deliver competitive growth in revenue, profits, and cash flows by enhancing their competitive advantages, product and service offerings, and customer bases. Chartwell utilizes an intermediate-term horizon to purchase these companies at attractive valuations, and seeks to concentrate positions in the companies it believes will grow most rapidly. Chartwell has advised a portion of the fund since 2006.

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm. The firm utilizes in-depth fundamental research to identify quality growth companies that can sustain an above-average growth rate for a longer period than the market expects. The team focuses on businesses with durable franchises, sustainable competitive advantages and business models, solid balance sheets, high returns on invested capital, and quality management teams. Relative valuation is also analyzed in comparison with historical averages, the market, and industry peers. William Blair & Company has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

26

The board did not consider profitability of Chartwell or William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Chartwell and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062016

Semiannual Report | April 30, 2016

Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard International Explorer Fund	-0.65%
S&P EPAC SmallCap Index	1.94
International Small-Cap Funds Average	0.14
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$17.76	$16.72	$0.263	$0.661

Chairman’s Letter

Dear Shareholder,

Amid considerable stock market volatility, markets around the globe collectively posted small losses or minimal gains for the six months ended April 30, 2016. Small-capitalization international stocks outperformed their large-cap counterparts for the period, ending the six months with a modestly positive return.

Vanguard International Explorer Fund returned –0.65%, behind both its benchmark index, the S&P EPAC SmallCap Index, and the average return of international small-cap peer funds.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and distinct rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March, as investors cheered the Federal Reserve’s indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed

2

markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with some help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term interest rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal from the trend of recent years, foreign currencies strengthened against the dollar, helping international bonds. Even without this currency benefit, however, international bond returns were solid.

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

Underperformance in Europe was one reason the fund lagged
International Explorer invests in small- capitalization international growth stocks, particularly those of the developed markets of Europe and the Pacific region. Schroder Investment Management North America and Wellington Management Company––the fund’s two advisors––invest in more than 300 stocks of small companies they believe will grow faster than the overall market.

The advisors analyze individual companies rather than trying to identify industries or countries that will outperform. Your fund remained broadly diversified, with about 60% of its assets in Europe, about 30% in the developed Pacific region, and about 8% in emerging markets as of the end of the period.

The fund trailed its benchmark because of underperformance in Europe and the developed Pacific region. Strong results in Norway and Sweden were not enough to offset losses in Italy and the United Kingdom. Japan, the country with the largest presence in the fund, was a notable drag on performance.

The advisors’ selections in emerging markets roughly kept pace with those markets’ overall results. Impressive performances by Chinese stocks were offset by losses in India.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.42%	1.59%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: International Small-Cap Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

The fund recorded negative results in six of the ten industry sectors. Relative underperformance was most noticeable among financials, materials, and health care stocks. In a result similar to the one described in our most recent annual report, industrials—the fund’s largest sector—contributed the most to relative returns.

In recent letters, I’ve discussed the role of the stronger U.S. dollar, which—broadly speaking—had been trimming international stocks’ returns when translated into dollars for U.S. investors. For the six months covered in this report, however, currency effects were more nuanced. The rising value of the yen and euro boosted returns from Japanese and European markets when translated into U.S. dollars. But British pound weakness took a bite out of U.K. stock returns. Currency translation effects were minimal for the fund’s emerging markets holdings.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is known as a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what later became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital, regardless of what a fund’s management style might be.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

6

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire from around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2016

7

Advisors’ Report

For the six months ended April 30, 2016, Vanguard International Explorer Fund returned –0.65%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 20, 2016.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	71	2,103	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	27	813	The advisor employs a traditional, bottom-up approach
Company LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	2	64	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

Schroder Investment Management
North America Inc.

Portfolio Manager:

Matthew F. Dobbs
Head of Global Small Companies

International small-company equities eked out fairly muted gains over the period: The S&P EPAC SmallCap Index returned 1.94%, outpacing larger-capitalization international stocks by several percentage points.

The limited overall progress of international small-cap equities disguises a high degree of volatility, not least in global currency markets. After strengthening steadily until mid-January, the U.S. dollar weakened on expectations of more modest increases in U.S. interest rates. This sparked a notable recovery in commodities and emerging markets, which coincided with some stability in the Chinese currency and economy. At the end of January, the Bank of Japan’s announcement of a negative-interest-rate policy led to a stronger yen (which, given small-caps’ lower overseas exposure, helps them relative to large-caps). Similarly, the euro’s upward trend supported small-caps in continental Europe. In the United Kingdom, small-caps’ returns were pulled down by weakness in the British pound related to the forthcoming U.K. referendum on European Union membership.

Stock selection in Japan, particularly in the health care, consumer discretionary, and materials sectors, has been the largest drag on the portfolio’s relative performance. Although our holdings in health care managed positive returns, health care stocks we did not hold—especially biotech stocks—outperformed them. In consumer discretionary, some of our auto-related holdings (Unipres, Eagle Industry) struggled, in part because of investor concern over a stronger yen. In materials, Lintec and JSP reflected similar worries. OBIC Business Consultants (information technology) declined on slowing revenue momentum, and Shinmaywa Industrials (industrials) declined on concerns over domestic capital spending.

Within financials, our avoidance of REITs (real estate investment trusts) detracted the most. REITs performed well in the low-interest-rate environment, which favored high-yielding sectors.

Our exposure in emerging markets was also a headwind over the six months. Exposure in India detracted, most notably Idea Cellular, as concerns over a potentially disruptive new entrant persisted. Stock selection in Taiwan was mixed, with strong performance from Gourmet Master and Chroma Ate canceled out by weakness in bicycle maker Giant Manufacturing.

Overall, stock selection in continental Europe added value, with strong selection among industrials (Bufab, Komax, SPIE and Loomis) partly offset by weak selection among financials, notably in Italy (Anima, Banca Popolare dell’Emilia Romagna, and Banca Sistema). Other notable contributors

9

included Paddy Power Betfair, Storebrand, and Borregaard. Stock selection in developed Pacific markets excluding Japan also added value to a modest degree; Baoxin Auto Group rose on a takeover offer, while Samsonite International rose on appreciation of its brand strength and exposure to growing regional travel.

Activity has been relatively modest during the period. We added to continental Europe, building up holdings in industrials, information technology, and materials at the expense of consumer cyclicals. We marginally increased exposure to Japan (mainly in industrials), funding the increase from elsewhere in Asia (financials). Overall, we are overweight in industrials (and, to a lesser extent, consumer cyclicals) and underweight in financials and health care.

The outlook for global economic activity remains subdued given low inflation, widespread corporate caution over capital spending, debt constraints in the developed world, and arguably a more secular slowdown in the trend of emerging-market expansion. The implication in aggregate for equity markets is for continued low growth in earnings, cash flows, and dividends. On the plus side, there is still a high level of innovation and change that correctly positioned smaller companies can exploit. We continue to focus on identifying these longer-term growth opportunities.

Wellington Management Company llp

Portfolio Manager:

Simon H. Thomas
Senior Managing Director and
Equity Portfolio Manager

The rally in global equities stalled during the six months, and stocks finished moderately lower. Geopolitical tensions flared and monetary policy divergence came to fruition early in the period. Sentiment shifted toward the end of 2015, fueled by robust merger and acquisition activity and positive moves from China. This shift was temporary, though, as an early-January plunge in Chinese stocks sparked a global risk-off trade. The market then rebounded on news of extended monetary easing by major central banks, as well as strength in emerging-market equities. The global equity rally continued in April, although Japanese securities limped into the close after the Bank of Japan decided against further stimulus, leading to yen appreciation and an equity sell-off. For the period, U.S. equities outperformed non-U.S. equities and emerging-market equities outperformed their developed-market counterparts.

The portfolio’s relative performance was hurt most by stock selection within the materials, financials, and consumer discretionary sectors. These losses were partially offset by stronger selection within consumer staples and by overweight exposure to health care, the period’s

10

best-performing sector. In terms of regions, selection within Japan and Europe detracted from relative performance. On the other hand, stock selection within Latin America (especially Brazil) helped.

The largest individual detractors from relative performance included Restaurant Group, Nippon Shokubai, and Spotless Group.

Restaurant Group, an owner and operator of restaurants and pubs in the United Kingdom, sold off sharply after it reported disappointing like-for-like sales, pushed down by winter floods and investor concerns over the looming EU referendum. We feel the market largely overreacted, and we still see the company as a winner with a very strong management team.

We trimmed our exposure to Nippon Shokubai, a Japanese manufacturer and distributor of industrial chemicals and catalysts, but maintain a small position. Fundamentals within the key superabsorbent polymers division have weakened on increased competition in the lower end of the market and sluggish Asian diaper sales seen by its main customer, Procter & Gamble. We do not see further competitor capacity additions in the near term, and we believe the firm’s profitability will improve. Spotless, a leading provider of catering, cleaning, and laundry facility services in Australia and New Zealand, declined in

December when its board revised 2016 fiscal year guidance downward. Problems integrating acquisitions made last year, along with delayed or deferred new contract awards, underpinned the move. Despite this short-term setback, we maintain our position. A new CEO and strong recurring business should benefit the stock.

Top contributors to relative performance included Gategroup, oOh!media, and Nippon Shinyaku. In April, HNA Group, a Chinese travel and logistics conglomerate, made a bid to acquire Switzerland-based Gategroup, a leading provider of catering, hospitality, and logistics services to the travel industry. Its board approved the deal, which is expected to close this summer. We believe the offer price is fair, and support the acquisition, given that shares are at an all-time high.

Strong results which drove positive revisions from the sell side, were reported by oOh!media, an Australian advertising company specializing in billboards, mobile, retail, and experiential marketing. Additionally, oOh!media is focused on digital advertising, a business we expect will grow. Shares of Nippon Shinyaku rallied after the Japanese pharmaceutical company reported strong results that showed double-digit growth in operating profit. We remain optimistic about the company’s new pulmonary hypertension drug, which was recently approved in the

11

United States, with European approval expected soon, and we added to our position.

We are most overweight in consumer discretionary and health care; we are most underweight in information technology and consumer staples. In terms of regions, we are most overweight in Japan, most underweight in the rest of Asia, and modestly underweight in Europe. We remain focused on high-quality companies that have been neglected by the market and thus offer attractive investment opportunities.

12

International Explorer Fund

Fund Profile
As of April 30, 2016

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	322	3,867	1,847
Median Market Cap	$1.9B	$1.8B	$28.4B
Price/Earnings Ratio	21.2x	19.7x	18.6x
Price/Book Ratio	1.9x	1.5x	1.5x
Return on Equity	11.7%	10.8%	15.0%
Earnings Growth
Rate	12.9%	9.7%	7.4%
Dividend Yield	2.1%	2.4%	3.2%
Turnover Rate
(Annualized)	34%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.42%	—	—
Short-Term Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary 20.2%		16.2%	11.6%
Consumer Staples	5.9	6.9	11.0
Energy	1.0	2.0	6.7
Financials	17.8	21.7	25.9
Health Care	7.9	8.6	9.0
Industrials	26.5	22.0	11.5
Information Technology	9.0	10.4	8.0
Materials	8.5	9.2	7.4
Other	0.6	0.0	0.0
Telecommunication
Services	1.1	1.2	5.3
Utilities	1.5	1.8	3.6

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.94	0.85
Beta	0.89	0.80
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cerved Information
Solutions SPA	Specialized Finance	1.3%
Anima Holding SPA	Asset Management
	& Custody Banks	1.3
Nippon Shinyaku Co.
Ltd.	Pharmaceuticals	1.1
BRAAS Monier Building	Construction
Group SA	Materials	1.0
Smurfit Kappa Group plc	Paper Packaging	1.0
UBISOFT Entertainment	Home Entertainment
	Software	1.0
Rubis SCA	Gas Utilities	0.9
Elis SA	Diversified Support
	Services	0.9
Matas A/S	Specialty Stores	0.9
OC Oerlikon Corp. AG	Industrial Machinery	0.9
Top Ten		10.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratio was 0.43%.

13

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	17.0%	15.9%	13.9%
Italy	9.8	2.3	1.6
France	7.4	8.2	7.1
Germany	5.0	7.9	6.4
Switzerland	4.6	8.5	6.5
Ireland	4.3	0.2	0.4
Sweden	2.8	3.6	2.1
Norway	1.7	0.7	0.4
Denmark	1.7	1.5	1.4
Netherlands	1.5	1.8	2.1
Austria	1.4	0.2	0.1
Luxembourg	1.2	0.0	0.0
Other	1.2	4.8	4.2
Subtotal	59.6%	55.6%	46.2%
Pacific
Japan	24.5%	24.0%	16.5%
Australia	4.1	6.3	5.2
South Korea	1.7	4.1	3.3
Hong Kong	1.5	2.2	2.3
Other	0.9	1.4	1.0
Subtotal	32.7%	38.0%	28.3%
Emerging Markets
India	2.7%	0.0%	1.7%
China	2.0	0.8	5.1
Taiwan	1.3	0.0	2.5
Other	1.3	0.0	8.6
Subtotal	7.3%	0.8%	17.9%
North America	0.4%	0.2%	6.9%
Middle East	0.0%	0.7%	0.5%
Other	0.0%	4.7%	0.2%
"Other" represents securities that are not classified by the fund's benchmark index.

14

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	-0.80%	4.46%	3.98%

See Financial Highlights for dividend and capital gains information.

15

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.0%)[1]
Australia (3.9%)
Mirvac Group	7,419,796	10,498
Computershare Ltd.	1,339,861	10,257
Iluka Resources Ltd.	2,094,685	10,166
Asaleo Care Ltd.	6,618,650	9,860
oOh!media Ltd.	2,752,429	9,717
Tox Free Solutions Ltd.	3,966,415	8,712
Ansell Ltd.	547,555	8,264
Amcor Ltd.	651,293	7,593
Spotless Group Holdings
Ltd.	7,158,756	7,016
Domino’s Pizza
Enterprises Ltd.	144,222	6,755
Incitec Pivot Ltd.	2,439,068	5,927
Japara Healthcare Ltd.	2,488,970	5,340
Mantra Group Ltd.	1,696,631	4,749
SEEK Ltd.	367,097	4,543
Regis Healthcare Ltd.	598,433	2,311
* Link Administration
Holdings Ltd.	262,865	1,596
*,^ Karoon Gas Australia Ltd.	1,374,635	1,509
		114,813
Austria (1.3%)
ANDRITZ AG	428,542	24,055
Wienerberger AG	251,638	4,970
BUWOG AG	185,240	3,900
Schoeller-Bleckmann
Oilfield Equipment AG	56,552	3,816
CA Immobilien Anlagen AG	135,754	2,593
		39,334
Belgium (0.5%)
D’ieteren SA	153,346	6,802
Cie d’Entreprises CFE	50,016	4,971
* Galapagos NV	49,600	2,255
		14,028

			Market
			Value•
		Shares	($000)
China (1.9%)
	New Oriental Education
	& Technology Group Inc.
	ADR	310,350	12,153
	Shenzhou International
	Group Holdings Ltd.	1,860,000	9,615
	ANTA Sports Products
	Ltd.	3,477,000	8,857
	Haitian International
	Holdings Ltd.	3,259,000	5,561
^	Baoxin Auto Group Ltd.	8,638,500	5,465
	Belle International
	Holdings Ltd.	8,858,000	5,402
	CSPC Pharmaceutical
	Group Ltd.	4,756,000	4,227
	Dah Chong Hong
	Holdings Ltd.	10,202,000	4,223
*	E-House China Holdings
	Ltd. ADR	331,024	2,188
			57,691
Denmark (1.6%)
	Matas A/S	1,375,000	26,239
*	H Lundbeck A/S	341,508	11,411
^	FLSmidth & Co. A/S	150,000	5,830
^	Ambu A/S Class B	158,000	5,449
*	OW Bunker A/S	1,000,000	—
			48,929
Finland (0.1%)
	Vaisala Oyj	70,000	1,994

France (7.0%)
*	UBISOFT Entertainment	1,000,000	29,025
	Rubis SCA	360,611	28,171
	Elis SA	1,450,000	26,633
*	SPIE SA	1,300,000	25,550
*	Marie Brizard Wine &
	Spirits SA	850,000	16,273
	Imerys SA	159,261	11,761
*	Naturex	120,000	10,119

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Lectra	600,000	9,119
	Euler Hermes Group	90,598	8,613
	Eurazeo SA	103,523	7,290
*	ID Logistics Group	59,732	7,188
	Virbac SA	30,135	5,496
	Coface SA	609,435	4,923
	Albioma SA	300,000	4,891
	Orpea	49,080	4,049
	BioMerieux	23,801	3,072
	Wendel SA	26,177	3,025
	Eurofins Scientific SE	5,000	1,855
			207,053
Germany (4.7%)
	BRAAS Monier Building
	Group SA	1,111,525	30,900
^	Duerr AG	300,000	24,072
^	Wacker Chemie AG	187,500	18,015
	XING AG	87,891	16,686
	Zeal Network SE	318,921	14,785
	RIB Software AG	900,000	9,521
*	STRATEC Biomedical AG	119,202	6,838
	Grand City Properties SA	308,752	6,831
	ElringKlinger AG	173,940	4,270
	SAF-Holland SA	339,483	4,008
	Sartorius AG Preference
	Shares	10,999	2,718
*,2	windeln.de AG	110,000	1,242
			139,886
Hong Kong (1.4%)
	Techtronic Industries
	Co. Ltd.	5,349,500	20,054
	Johnson Electric Holdings
	Ltd.	2,472,625	7,307
	Hysan Development Co.
	Ltd.	1,501,000	6,632
	HKBN Ltd.	4,091,500	5,031
	Yue Yuen Industrial
	Holdings Ltd.	1,068,000	3,890
			42,914
India (2.7%)
*	Gujarat Pipavav Port Ltd.	9,210,502	23,629
	Apollo Hospitals
	Enterprise Ltd.	940,155	18,579
	Idea Cellular Ltd.	8,449,659	15,067
	Container Corp. Of India
	Ltd.	511,547	10,416
	Phoenix Mills Ltd.	1,438,800	6,967
	Multi Commodity
	Exchange of India Ltd.	205,558	2,721
	Ipca Laboratories Ltd.	248,267	1,861
			79,240
Indonesia (0.4%)
	Matahari Department
	Store Tbk PT	6,010,500	8,618

			Market
			Value•
		Shares	($000)
	Ciputra Property Tbk PT	74,669,491	2,792
	Gajah Tunggal Tbk PT	5,295,190	318
			11,728
Ireland (4.1%)
	Smurfit Kappa Group plc	1,125,000	29,862
*	Dalata Hotel Group plc	4,450,000	22,484
	Glanbia plc	925,000	17,460
	Irish Continental Group
	plc	2,000,000	11,812
	Irish Residential
	Properties REIT plc	8,400,000	10,763
	Origin Enterprises plc	1,250,000	8,795
*	Cairn Homes plc	5,561,651	7,135
	IFG Group plc	2,360,000	5,620
	Kingspan Group plc	182,412	4,807
*	FBD Holdings plc	650,000	4,750
	Paddy Power Betfair plc	1	—
			123,488
Italy (9.5%)
	Cerved Information
	Solutions SPA	4,683,634	37,758
2	Anima Holding SPA	5,295,040	37,606
*	Maire Tecnimont SPA	7,500,000	22,832
*,2	OVS SPA	2,891,793	18,929
	FinecoBank Banca
	Fineco SPA	2,250,000	18,125
	Banca Popolare dell’Emilia
	Romagna SC	2,900,000	17,004
*	Yoox Net-A-Porter Group
	SPA	525,000	15,404
	Credito Emiliano SPA	2,125,000	15,374
	Salvatore Ferragamo SPA	505,004	11,705
	Moncler SPA	675,572	10,981
*	Rizzoli Corriere Della
	Sera Mediagroup SPA	15,500,000	10,005
	DiaSorin SPA	151,219	8,840
*,2	Infrastrutture Wireless
	Italiane SPA	1,685,799	8,656
^	Brunello Cucinelli SPA	421,753	8,281
*,2	Banca Sistema SPA	2,371,523	7,661
*	Autogrill SPA	875,980	7,434
	Industria Macchine
	Automatiche SPA	120,523	7,035
	Beni Stabili SpA SIIQ	7,257,301	5,388
*,2	Technogym SPA	1,188,726	4,424
	Banca Generali SPA	147,308	4,384
	Immobiliare Grande
	Distribuzione SIIQ SPA	3,797,779	3,458
	Moleskine SPA	1,151,632	2,656
			283,940
Japan (23.1%)
	Nippon Shinyaku Co. Ltd.	741,600	33,497
	Tsuruha Holdings Inc.	237,535	22,783
	Digital Garage Inc.	1,125,000	22,528

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Tokai Tokyo Financial
	Holdings Inc.	3,353,400	17,380
	Ai Holdings Corp.	605,600	17,305
	Trusco Nakayama Corp.	428,300	17,019
	Aica Kogyo Co. Ltd.	756,400	16,879
	Arcs Co. Ltd.	689,400	16,185
	Hitachi Transport System
	Ltd.	950,500	15,929
	Zenkoku Hosho Co. Ltd.	446,855	15,715
	Nippon Densetsu Kogyo
	Co. Ltd.	807,600	15,701
	Nitta Corp.	548,700	13,421
	Asahi Intecc Co. Ltd.	273,470	13,156
	TPR Co. Ltd.	513,600	12,943
	Kakaku.com Inc.	699,000	12,590
	Unipres Corp.	698,600	12,293
	Glory Ltd.	369,700	12,108
^	Kyudenko Corp.	476,300	12,095
	Kuroda Electric Co. Ltd.	760,900	11,734
	Kureha Corp.	3,298,000	11,314
	Daikyonishikawa Corp.	768,000	10,584
	Daibiru Corp.	1,195,400	10,431
	Kissei Pharmaceutical Co.
	Ltd.	448,100	10,307
	Koito Manufacturing Co.
	Ltd.	236,100	10,229
	SCSK Corp.	279,400	10,134
^	Kumiai Chemical Industry
	Co. Ltd.	1,179,200	10,060
	OBIC Business
	Consultants Co. Ltd.	239,000	9,984
	Musashi Seimitsu
	Industry Co. Ltd.	522,400	9,972
	Nabtesco Corp.	414,100	9,342
	Nihon Parkerizing Co. Ltd.	1,040,100	9,174
	Temp Holdings Co. Ltd.	603,200	9,055
	JSP Corp.	512,500	8,821
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	1,916,195	8,351
	Shinmaywa Industries
	Ltd.	1,180,000	8,087
	IHI Corp.	3,719,245	8,065
	Obara Group Inc.	216,600	7,925
	Start Today Co. Ltd.	187,200	7,865
	Sumitomo Real Estate
	Sales Co. Ltd.	388,400	7,789
	Mitsui Sugar Co. Ltd.	1,635,000	7,374
	Lintec Corp.	381,400	7,311
	Fukushima Industries
	Corp.	321,000	7,113
	Miura Co. Ltd.	376,300	7,046
	NEC Networks & System
	Integration Corp.	448,500	6,956
	Kenedix Inc.	1,626,900	6,953

			Market
			Value•
		Shares	($000)
	Iida Group Holdings Co.
	Ltd.	363,985	6,798
	Takasago International
	Corp.	299,400	6,673
	Sanwa Holdings Corp.	824,965	6,401
	H2O Retailing Corp.	380,200	6,239
	Eagle Industry Co. Ltd.	473,600	6,227
	Konami Holdings Corp.	196,900	6,208
	Asahi Diamond Industrial
	Co. Ltd.	606,600	6,053
	Taiheiyo Cement Corp.	2,178,000	5,763
	Shinsei Bank Ltd.	4,100,235	5,747
	Teijin Ltd.	1,602,000	5,735
	Tokyo TY Financial Group
	Inc.	204,643	5,208
	Welcia Holdings Co. Ltd.	98,500	5,203
	Ferrotec Corp.	530,400	5,158
	Leopalace21 Corp.	829,600	4,978
	Ezaki Glico Co. Ltd.	97,000	4,955
	EPS Holdings Inc.	383,800	4,807
^	Jamco Corp.	183,400	4,693
	Ain Holdings Inc.	95,500	4,639
	Tsutsumi Jewelry Co. Ltd.	217,700	4,547
	Takara Leben Co. Ltd.	670,300	4,264
	Mitsubishi Materials Corp.	1,307,000	4,145
	Tokyo Steel
	Manufacturing Co. Ltd.	665,100	4,097
	Nippon Shokubai Co. Ltd.	75,961	3,934
	DMG Mori Co. Ltd.	348,400	3,909
	Shimadzu Corp.	257,000	3,847
	Kobe Steel Ltd.	3,983,000	3,825
	Disco Corp.	44,300	3,765
	Toyo Tire & Rubber Co.
	Ltd.	246,100	3,681
	Tenma Corp.	243,100	3,619
	Tokyo Ohka Kogyo Co.
	Ltd.	122,346	3,421
	Yushin Precision
	Equipment Co. Ltd.	175,200	2,996
	Denyo Co. Ltd.	274,811	2,948
^	Ichigo Inc.	604,900	2,623
			688,609
Luxembourg (1.2%)
	L’Occitane International
	SA	6,307,750	12,157
	B&M European Value
	Retail SA	2,591,904	10,518
	Reinet Investments SCA	323,015	6,550
*	Stabilus SA	125,000	6,248
2	O’Key Group SA GDR	305,733	705
			36,178
Malaysia (0.3%)
	Bursa Malaysia Bhd.	3,741,200	8,048

18

International Explorer Fund

			Market
			Value•
		Shares	($000)
Netherlands (1.4%)
	Beter Bed Holding NV	400,000	9,714
*,2	Refresco Gerber NV	501,952	9,295
	IMCD Group NV	219,155	8,866
*,2	Intertrust NV	343,011	6,956
	Wessanen	600,000	6,193
	Kendrion NV	30,841	755
	Delta Lloyd NV	4	—
			41,779
New Zealand (0.3%)
	Fletcher Building Ltd.	1,475,159	8,575

Norway (1.7%)
*	Storebrand ASA	5,000,000	21,176
	Borregaard ASA	2,200,000	16,466
	Kongsberg Gruppen ASA	518,433	8,692
	Tomra Systems ASA	350,000	4,066
			50,400
Other (0.8%)
3	Vanguard FTSE All World
	ex-US Small-Cap ETF	249,010	23,955

Singapore (0.6%)
*	UOL Group Ltd.	2,279,700	10,381
	First Resources Ltd.	4,816,500	6,807
			17,188
South Africa (0.2%)
	Brait SE	491,036	5,494

South Korea (1.6%)
^	Medy-Tox Inc.	39,438	14,579
	S-1 Corp.	104,582	8,530
^	Nexen Tire Corp.	612,663	7,796
	Hanon Systems	740,479	6,667
^	Hotel Shilla Co. Ltd.	95,134	6,098
^	Mando Corp.	32,377	5,341
			49,011
Spain (0.6%)
^	Melia Hotels International
	SA	595,330	7,512
	Applus Services SA	675,000	6,246
	Naturhouse Health SAU	550,000	2,776
			16,534
Sweden (2.7%)
4	Bufab AB	2,301,057	18,002
	Modern Times Group
	MTG AB Class B	550,000	16,513
	Loomis AB Class B	450,000	12,500
2	Coor Service
	Management Holding
	AB	2,500,000	11,838
	AAK AB	100,000	7,563
	Concentric AB	469,805	5,325
*,2	Nordax Group AB	1,020,000	5,207

			Market
			Value•
		Shares	($000)
*,2	Bravida Holding AB	510,000	3,447
	Opus Group AB	1,427,025	773
			81,168
Switzerland (4.4%)
	OC Oerlikon Corp. AG	2,690,923	26,032
	Helvetia Holding AG	45,000	24,237
	Logitech International SA	1,000,000	15,365
	Ascom Holding AG	800,000	13,110
	Interroll Holding AG	14,000	12,435
	Komax Holding AG	55,000	12,163
	Gategroup Holding AG	105,194	5,801
	Comet Holding AG	6,000	4,181
*	Dufry AG	30,908	4,074
	U-Blox AG	19,100	3,798
*,2	VAT Group AG	62,640	3,461
	Tecan Group AG	20,025	2,783
	Orior AG	40,000	2,555
	ams AG	82,979	2,199
			132,194
Taiwan (1.2%)
	Giant Manufacturing Co.
	Ltd.	2,060,000	12,352
	Chroma ATE Inc.	3,824,000	8,470
	Gourmet Master Co. Ltd.	995,000	8,000
	CTCI Corp.	4,336,000	5,641
	Catcher Technology Co.
	Ltd.	381,000	2,666
			37,129
Thailand (0.2%)
	LPN Development PCL	14,565,300	5,825

United Arab Emirates (0.2%)
*	Lamprell plc	3,650,000	4,630

United Kingdom (16.2%)
	Dechra Pharmaceuticals
	plc	1,075,000	17,390
	DCC plc	189,905	16,844
	Grainger plc	4,915,405	15,991
	Grafton Group plc	1,425,000	14,409
	Kennedy Wilson Europe
	Real Estate plc	879,949	14,013
	Dunelm Group plc	922,500	11,912
	Tyman plc	2,766,867	11,765
	IG Group Holdings plc	1,023,416	11,579
	Keller Group plc	851,494	10,991
	SuperGroup plc	610,647	10,887
	Micro Focus International
	plc	474,844	10,621
	Hikma Pharmaceuticals
	plc	316,020	10,189
	Elementis plc	3,226,933	10,183
	Northgate plc	1,700,208	10,034
	Berendsen plc	575,000	9,935

19

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Ricardo plc	800,000	9,493
	SSP Group plc	2,226,437	9,365
^	Telecom Plus plc	685,216	9,334
	Photo-Me International
	plc	3,750,000	9,139
	Eco Animal Health Group
	plc	1,608,166	8,911
	AA plc	2,162,564	8,815
	Halma plc	675,000	8,809
	HomeServe plc	1,450,993	8,793
	Redrow plc	1,563,146	8,754
^	Millennium & Copthorne
	Hotels plc	1,250,000	8,415
	Bodycote plc	932,890	8,144
	London Stock Exchange
	Group plc	201,795	8,016
	Pets at Home Group plc	2,142,073	7,600
	Investec plc	977,662	7,487
	Polypipe Group plc	1,744,012	7,477
	Big Yellow Group plc	594,240	7,000
	Abcam plc	806,669	6,978
	UNITE Group plc	749,653	6,932
	Saga plc	2,176,552	6,670
2	Auto Trader Group plc	1,203,759	6,611
	WS Atkins plc	337,387	6,584
	Kier Group plc	356,301	6,204
	JRP Group plc	3,077,692	6,191
	Ultra Electronics Holdings
	plc	237,200	6,125
	Mears Group plc	1,052,686	6,122
	N Brown Group plc	1,520,497	5,961
	Inchcape plc	600,000	5,951
	Consort Medical plc	382,925	5,534
	Victrex plc	268,040	5,496
	A.G. Barr plc	650,000	5,314
	Soco International plc	2,311,526	5,006
	LondonMetric Property
	plc	2,000,000	4,635
	Michael Page
	International plc	748,427	4,455
	Cineworld Group plc	583,867	4,421
	Senior plc	1,359,368	4,336
	Genus plc	192,011	4,215
	James Fisher & Sons plc	202,693	4,190
	Crest Nicholson Holdings
	plc	543,144	4,145
	Brewin Dolphin Holdings
	plc	984,495	3,946
	SIG plc	1,975,000	3,916
	Hays plc	1,955,295	3,668

		Market
		Value•
	Shares	($000)
QinetiQ Group plc	1,000,000	3,275
Hunting plc	569,549	3,061
Laird plc	588,080	2,994
Restaurant Group plc	738,665	2,972
Volution Group plc	1,179,915	2,848
* Findel plc	1,104,252	2,744
Electra Private Equity plc	52,600	2,721
PZ Cussons plc	571,754	2,695
* LMS Capital plc	2,133,690	2,028
* Ophir Energy plc	1,408,565	1,557
		482,796
United States (0.2%)
Samsonite International
SA	2,284,500	7,347
Total Common Stocks
(Cost $2,558,031)		2,861,898
Temporary Cash Investments (7.5%)[1]
Money Market Fund (6.9%)
[5,6] Vanguard Market
Liquidity Fund,
0.495%	206,034,891	206,035

	Face
	Amount
	($000)
Repurchase Agreement (0.2%)
Goldman Sachs & Co.
0.280%, 5/2/16
(Dated 4/29/16,
Repurchase Value
$7,000,000 collateralized
by Federal National
Mortgage Assn.
2.800%–4.500%,
6/1/22–9/1/35 and Federal
Home Loan Mortgage
Corp. 3.500%,
5/1/28–12/1/43, with a
value of $7,140,000)	7,000	7,000

U.S. Government and Agency Obligations (0.4%)
[7,8] Federal Home Loan
Bank Discount Notes,
0.335%, 7/22/16	10,000	9,992
Total Temporary Cash
Investments (Cost $223,027)		223,027
Total Investments (103.5%)
(Cost $2,781,058)		3,084,925

20

International Explorer Fund

Amount
($000)
Other Assets and Liabilities (-3.5%)
Other Assets
Investment in Vanguard	252
Receivables for Investment Securities Sold 2,965
Receivables for Accrued Income	10,774
Receivables for Capital Shares Issued	1,332
Other Assets	2,635
Total Other Assets	17,958
Liabilities
Payables for Investment Securities
Purchased	(14,600)
Collateral for Securities on Loan	(92,839)
Payables to Investment Advisor	(1,487)
Payables for Capital Shares Redeemed	(4,464)
Payables to Vanguard	(4,987)
Other Liabilities	(4,495)
Total Liabilities	(122,872)
Net Assets (100%)
Applicable to 178,224,830 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,980,011
Net Asset Value Per Share	$16.72

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,739,087
Overdistributed Net Investment Income	(18,459)
Accumulated Net Realized Losses	(47,342)
Unrealized Appreciation (Depreciation)
Investment Securities	303,867
Futures Contracts	784
Forward Currency Contracts	1,880
Foreign Currencies	194
Net Assets	2,980,011

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $79,458,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 6.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate value of these securities was $126,038,000, representing 4.2% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $92,839,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $3,397,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	23,354
Interest	271
Securities Lending	1,207
Total Income	24,832
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,115
Performance Adjustment	197
The Vanguard Group—Note C
Management and Administrative	2,261
Marketing and Distribution	234
Custodian Fees	259
Shareholders’ Reports	26
Trustees’ Fees and Expenses	2
Total Expenses	6,094
Net Investment Income	18,738
Realized Net Gain (Loss)
Investment Securities Sold	(39,910)
Futures Contracts	(2,987)
Foreign Currencies and Forward Currency Contracts	(255)
Realized Net Gain (Loss)	(43,152)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,671
Futures Contracts	(2,388)
Foreign Currencies and Forward Currency Contracts	2,789
Change in Unrealized Appreciation (Depreciation)	8,072
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,342)
1 Dividends are net of foreign withholding taxes of $1,844,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,738	41,153
Realized Net Gain (Loss)	(43,152)	121,585
Change in Unrealized Appreciation (Depreciation)	8,072	(29,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,342)	133,663
Distributions
Net Investment Income	(43,678)	(45,599)
Realized Capital Gain[1]	(109,775)	(153,304)
Total Distributions	(153,453)	(198,903)
Capital Share Transactions
Issued	381,933	712,308
Issued in Lieu of Cash Distributions	139,822	183,328
Redeemed	(258,677)	(541,440)
Net Increase (Decrease) from Capital Share Transactions	263,078	354,196
Total Increase (Decrease)	93,283	288,956
Net Assets
Beginning of Period	2,886,728	2,597,772
End of Period[2]	2,980,011	2,886,728
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $26,297,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($18,459,000) and $4,878,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.76	$18.26	$18.50	$14.50	$14.41	$15.81
Investment Operations
Net Investment Income	.120	.287	.335	.327	.362	.322
Net Realized and Unrealized Gain (Loss)
on Investments	(.236)	.635	.133	4.078	.287	(1.498)
Total from Investment Operations	(.116)	.922	.468	4.405	.649	(1.176)
Distributions
Dividends from Net Investment Income	(. 263)	(. 326)	(. 420)	(. 405)	(. 346)	(. 224)
Distributions from Realized Capital Gains	(.661)	(1.096)	(.288)	—	(.213)	—
Total Distributions	(. 924)	(1.422)	(.708)	(. 405)	(. 559)	(. 224)
Net Asset Value, End of Period	$16.72	$17.76	$18.26	$18.50	$14.50	$14.41

Total Return[1]	-0.65%	5.65%	2.66%	31.13%	5.02%	-7.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,980	$2,887	$2,598	$2,281	$1,819	$2,187
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.42%	0.40%	0.36%	0.43%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.53%	1.69%	2.03%	2.35%	1.93%
Portfolio Turnover Rate	34%	42%	39%	36%	28%	43%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.05%), 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

26

International Explorer Fund

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Schroder Investment Management North America Inc. and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years.

27

International Explorer Fund

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $197,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $252,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	38,296	2,823,602	—
Temporary Cash Investments	206,035	16,992	—
Futures Contracts—Assets[1]	26	—	—
Futures Contracts—Liabilities[1]	(580)	—	—
Forward Currency Contracts—Assets	—	2,081	—
Forward Currency Contracts—Liabilities	—	(201)	—
Total	243,777	2,842,474	—
1 Represents variation margin on the last day of the reporting period.

28

International Explorer Fund

E. At April 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	26	2,081	2,107
Other Liabilities	(580)	(201)	(781)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,987)	—	(2,987)
Forward Currency Contracts	—	(1,089)	(1,089)
Realized Net Gain (Loss) on Derivatives	(2,987)	(1,089)	(4,076)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,388)	—	(2,388)
Forward Currency Contracts	—	2,308	2,308
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,338)	2,308	(80)

At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2016	518	17,662	(57)
Topix Index	June 2016	112	13,885	155
FTSE 100 Index	June 2016	103	9,373	581
S&P ASX 200 Index	June 2016	42	4,192	105
				784

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

29

International Explorer Fund

At April 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	6/22/16	EUR	19,946	USD	22,141	738
BNP Paribas	6/14/16	JPY	2,058,976	USD	18,321	1,055
Deutsche Bank AG	6/22/16	GBP	6,024	USD	8,720	83
Morgan Stanely Capital Services LLC	6/21/16	AUD	8,160	USD	6,039	151
Goldman Sachs International	6/22/16	GBP	1,033	USD	1,471	39
BNP Paribas	6/22/16	GBP	206	USD	298	2
Barclays Bank PLC	6/22/16	USD	4,928	EUR	4,323	(30)
BNP Paribas	6/14/16	USD	2,726	JPY	294,170	(42)
UBS AG	6/21/16	USD	1,573	AUD	2,085	(8)
Barclays Bank PLC	6/14/16	USD	1,495	JPY	164,840	(56)
Citibank, N.A.	6/14/16	USD	1,123	JPY	122,535	(30)
Goldman Sachs International	6/22/16	USD	775	GBP	548	(25)
Barclays Bank PLC	6/22/16	USD	634	GBP	441	(10)
BNP Paribas	6/21/16	USD	504	AUD	648	13
						1,880
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2016, the counterparty (counterparties) had deposited in segregated accounts securities with a value of $1,298,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

30

International Explorer Fund

During the six months ended April 30, 2016, the fund realized net foreign currency gains of $834,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended April 30, 2016, the fund realized gains on the sale of passive foreign investment companies of $803,000 which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies had unrealized appreciation of $29,239,000 at April 30, 2016.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $34,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2016, the cost of investment securities for tax purposes was $2,810,297,000. Net unrealized appreciation of investment securities for tax purposes was $274,628,000, consisting of unrealized gains of $477,207,000 on securities that had risen in value since their purchase and $202,579,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2016, the fund purchased $619,973,000 of investment securities and sold $475,802,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	23,128	39,930
Issued in Lieu of Cash Distributions	8,363	11,118
Redeemed	(15,816)	(30,786)
Net Increase (Decrease) in Shares Outstanding	15,675	20,262

31

International Explorer Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Bufab AB	12,344	469	911	—	—	18,002
Vanguard FTSE All World
ex-US Small-Cap ETF	23,646	—	—	317	—	23,955
Vanguard Market Liquidity	208,878	NA2	NA [2]	243	—	206,035
Total	244,868			560	—	247,992
1 Includes net realized gain (loss) on affiliated investment securities sold of $186,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$993.47	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.73	2.16
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062016

Semiannual Report | April 30, 2016

Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	4.02%
ETF Shares
Market Price	4.02
Net Asset Value	4.05
FTSE High Dividend Yield Index	4.08
Equity Income Funds Average	1.49

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$26.89	$27.53	$0.420	$0.000
ETF Shares	67.88	69.50	1.077	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard High Dividend Yield Index Fund returned 4.02% for Investor Shares and 4.05% for ETF Shares based on net asset value. The fund met its objective of closely tracking the performance of its target, the FTSE High Dividend Yield Index, and outdistanced the average return of its peers.

Compared with the broad U.S. stock market, the fund outperformed as large-capitalization and dividend-paying stocks bested smaller-company stocks.

At the period’s close, the 30-day SEC yield of the fund’s Investor Shares was 3.17%, compared with the 1.92% yield of the broad stock market, as measured by Investor Shares of Vanguard Total Stock Market Index Fund.

The fund posted positive results in eight of its ten market sectors. Utilities and consumer goods stocks were among the leading contributors to performance.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded. Most of the surge came in March, as investors cheered the Federal Reserve’s indication that it would scale back its plan for interest

2

rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates. The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term rates a quarter of a percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal from the trend of recent years, foreign currencies strengthened against the dollar, helping

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

international bonds. Even without this currency benefit, international bond returns were solid.

Stocks with higher dividends helped the fund to a decent gain
Vanguard High Dividend Yield Index Fund gives investors broad exposure to stocks of U.S. companies that are committed to paying above-average dividends. Although the U.S. stock market struggled to avoid losing ground during the period, companies with a track record of paying dividends higher than market averages found favor with investors. This often happens when the market experiences uncertainty and volatility because dividend-paying stocks offer a measure of comparative stability and predictability, especially to investors with a “show me the money” mindset.

Traditionally higher-yielding sectors such as consumer goods, utilities, and telecommunications are well-represented in the fund. These three industries were the leading contributors during the period.

Consumer goods returned about 6% as retail sales were helped by an improving labor market and lower energy prices. Household goods and home construction stocks stood out as the housing market continued to show growing strength. Consumer services—notably, travel and leisure companies—was another bright spot.

Utilities (+13%) and telecommunications (+15%) did particularly well as so-called defensive stocks outperformed sectors that are typically more volatile, such as

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.16%	0.09%	1.20%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Equity Income Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

technology. Technology, a recent outperformer for the fund, returned –4% as worries arose about lagging hardware sales.

Financials, the second-largest sector in the fund on average during the period, lost about 1% as pressure on banks continued because of ultra-low interest rates, which limit their ability to make profitable loans.

Oil and gas stocks, which have been beaten down by plummeting prices, stabilized along with energy prices. They returned about 1%.

Whether index or active investing, low costs and experience matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. At Vanguard, we don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is known as a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what later became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low-cost, and as their assets grow, we can take advantage of economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

But low costs aren’t the whole story. Talent and experience are vital regardless of a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds also benefit from world-class managers—both our own experts and those we hire from around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 10, 2016

6

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.16%	0.09%
30-Day SEC Yield	3.17%	3.24%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	427	423	3,887
Median Market Cap	$120.3B	$120.3B	$51.6B
Price/Earnings Ratio	18.8x	18.8x	22.0x
Price/Book Ratio	2.6x	2.6x	2.7x
Return on Equity	17.2%	17.2%	16.8%
Earnings Growth
Rate	2.1%	2.1%	7.8%
Dividend Yield	3.3%	3.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.87
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.5%
Exxon Mobil Corp.	Integrated Oil & Gas	4.3
Johnson & Johnson	Pharmaceuticals	3.6
General Electric Co.	Diversified Industrials	3.4
Wells Fargo & Co.	Banks	3.0
AT&T Inc.	Fixed Line
	Telecommunications	2.8
JPMorgan Chase & Co.	Banks	2.7
Procter & Gamble Co.	Nondurable
	Household Products	2.6
Verizon Communications	Fixed Line
Inc.	Telecommunications	2.4
Pfizer Inc.	Pharmaceuticals	2.3
Top Ten		31.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares.

7

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Basic Materials	3.2%	3.2%	2.5%
Consumer Goods	15.6	15.7	10.5
Consumer Services	6.0	6.0	14.0
Financials	13.6	13.6	19.0
Health Care	11.5	11.4	13.7
Industrials	12.7	12.7	12.6
Oil & Gas	10.7	10.7	6.6
Technology	12.8	12.8	15.4
Telecommunications	5.6	5.6	2.4
Utilities	8.3	8.3	3.3

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2016

Note: For 2016, performance data reflect the six months ended April 30, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	4.68%	12.59%	6.51%
ETF Shares	11/10/2006
Market Price		4.70	12.67	6.71
Net Asset Value		4.74	12.70	6.71

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (3.2%)
Dow Chemical Co.	2,404,919	126,523
EI du Pont de Nemours
& Co.	1,887,094	124,378
Air Products
& Chemicals Inc.	461,092	67,269
LyondellBasell Industries
NV Class A	780,879	64,555
International Paper Co.	892,037	38,598
Nucor Corp.	680,175	33,859
Mosaic Co.	758,717	21,236
CF Industries Holdings Inc.	502,504	16,618
Avery Dennison Corp.	197,639	14,351
RPM International Inc.	283,210	14,311
Steel Dynamics Inc.	487,339	12,286
Reliance Steel
& Aluminum Co.	142,283	10,525
Olin Corp.	346,461	7,549
Huntsman Corp.	360,502	5,674
Compass Minerals
International Inc.	73,182	5,486
Domtar Corp.	127,841	4,940
Commercial Metals Co.	223,950	4,013
Axiall Corp.	150,994	3,556
KapStone Paper and
Packaging Corp.	171,465	2,725
A Schulman Inc.	64,537	1,800
Innophos Holdings Inc.	42,829	1,583
Ferroglobe plc	133,015	1,355
Rayonier Advanced
Materials Inc.	92,943	953
		584,143
Consumer Goods (15.6%)
Procter & Gamble Co.	5,856,392	469,214
Coca-Cola Co.	8,901,668	398,795
Philip Morris International
Inc.	3,363,722	330,048
PepsiCo Inc.	3,138,154	323,104

			Market
			Value•
		Shares	($000)
	Altria Group Inc.	4,227,155	265,085
	Ford Motor Co.	8,365,602	113,438
	Kraft Heinz Co.	1,267,724	98,971
	Kimberly-Clark Corp.	784,249	98,180
	General Motors Co.	3,084,728	98,094
	Reynolds American Inc.	1,786,948	88,633
	General Mills Inc.	1,282,001	78,638
	Johnson Controls Inc.	1,397,134	57,841
	Archer-Daniels-Midland
	Co.	1,281,592	51,187
	ConAgra Foods Inc.	927,295	41,320
	Kellogg Co.	528,998	40,632
	Stanley Black & Decker Inc.	325,834	36,467
	Clorox Co.	277,670	34,773
	Genuine Parts Co.	327,193	31,401
	Coca-Cola Enterprises Inc.	492,314	25,837
	Coach Inc.	596,397	24,017
	Mattel Inc.	727,181	22,608
	Hasbro Inc.	243,268	20,590
	Bunge Ltd.	307,466	19,217
	Harley-Davidson Inc.	395,841	18,933
	Leggett & Platt Inc.	293,754	14,479
	Pinnacle Foods Inc.	244,794	10,426
	Flowers Foods Inc.	384,881	7,374
	Tupperware Brands Corp.	98,123	5,698
	Scotts Miracle-Gro Co.
	Class A	76,431	5,410
	B&G Foods Inc.	127,218	5,243
	Nu Skin Enterprises Inc.
	Class A	102,118	4,163
	Vector Group Ltd.	183,610	3,966
	HNI Corp.	88,079	3,851
	Steelcase Inc. Class A	196,863	3,004
^	Cal-Maine Foods Inc.	54,196	2,751
	Universal Corp.	49,293	2,689
	Schweitzer-Mauduit
	International Inc.	63,426	2,181
	Knoll Inc.	93,355	2,180
	MDC Holdings Inc.	79,421	1,955
	Briggs & Stratton Corp.	88,807	1,880

10

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Cosan Ltd.	240,719	1,295
	Superior Industries
	International Inc.	46,881	1,225
	National Presto Industries
	Inc.	11,861	1,034
			2,867,827
Consumer Services (5.9%)
	McDonald’s Corp.	1,904,033	240,841
	Wal-Mart Stores Inc.	3,386,897	226,482
	Target Corp.	1,328,903	105,648
	Sysco Corp.	1,131,367	52,122
	Carnival Corp.	896,796	43,988
	Omnicom Group Inc.	516,220	42,831
	Las Vegas Sands Corp.	862,733	38,952
	L Brands Inc.	470,106	36,805
	Viacom Inc. Class B	745,137	30,476
	Macy’s Inc.	676,061	26,765
	Best Buy Co. Inc.	592,565	19,010
	Darden Restaurants Inc.	276,065	17,185
	Kohl’s Corp.	378,733	16,778
	Wynn Resorts Ltd.	176,725	15,605
^	Nordstrom Inc.	300,887	15,384
	Staples Inc.	1,375,341	14,028
	Six Flags Entertainment
	Corp.	197,259	11,845
	Gap Inc.	491,722	11,398
	TEGNA Inc.	477,536	11,155
	KAR Auction Services Inc.	288,296	10,840
	H&R Block Inc.	507,101	10,264
	Cinemark Holdings Inc.	221,797	7,685
^	GameStop Corp. Class A	226,010	7,413
^	Cracker Barrel Old Country
	Store Inc.	48,800	7,145
	American Eagle Outfitters
	Inc.	398,958	5,709
	John Wiley & Sons Inc.
	Class A	90,634	4,495
	Gannett Co. Inc.	252,208	4,250
	Meredith Corp.	82,336	4,225
	International Game
	Technology plc	240,791	4,175
	Hillenbrand Inc.	135,303	4,101
	Abercrombie & Fitch Co.	143,688	3,841
^	Regal Entertainment Group
	Class A	176,260	3,675
	Time Inc.	224,994	3,307
	DineEquity Inc.	36,325	3,124
	SeaWorld Entertainment
	Inc.	145,453	2,899
	Interval Leisure Group Inc.	187,555	2,648
	Extended Stay America Inc.	165,794	2,595
	Guess? Inc.	139,035	2,551
	National CineMedia Inc.	135,049	1,918
	Bob Evans Farms Inc.	42,084	1,917
	ClubCorp Holdings Inc.	136,944	1,828

			Market
			Value•
		Shares	($000)
	Cato Corp. Class A	48,991	1,793
	Tailored Brands Inc.	99,847	1,739
	Rent-A-Center Inc.	108,248	1,591
^	Buckle Inc.	53,011	1,534
	New Media Investment
	Group Inc.	85,909	1,379
	Weis Markets Inc.	28,107	1,279
	Pier 1 Imports Inc.	181,474	1,250
^	Copa Holdings SA Class A	18,550	1,183
	Speedway Motorsports Inc. 29,516		517
			1,090,168
Financials (13.6%)
	Wells Fargo & Co.	10,896,522	544,608
	JPMorgan Chase & Co.	7,930,423	501,203
	Chubb Ltd.	999,162	117,761
	PNC Financial Services
	Group Inc.	1,093,438	95,982
	BlackRock Inc.	265,905	94,750
	MetLife Inc.	1,944,402	87,693
	Prudential Financial Inc.	979,888	76,078
	Travelers Cos. Inc.	636,772	69,981
	CME Group Inc.	687,502	63,188
	BB&T Corp.	1,773,348	62,741
	Aflac Inc.	882,904	60,894
	SunTrust Banks Inc.	1,093,801	45,655
	T. Rowe Price Group Inc.	513,540	38,664
	M&T Bank Corp.	323,742	38,305
	Ameriprise Financial Inc.	373,235	35,793
	Fifth Third Bancorp	1,699,103	31,111
	Invesco Ltd.	889,779	27,592
	Principal Financial Group
	Inc.	623,571	26,614
	Regions Financial Corp.	2,750,109	25,796
	KeyCorp	1,783,943	21,925
	Western Union Co.	1,082,703	21,654
	Cincinnati Financial Corp.	305,876	20,191
	FNF Group	589,464	18,804
	Arthur J Gallagher & Co.	377,920	17,399
	Huntington Bancshares
	Inc.	1,690,450	17,006
	New York Community
	Bancorp Inc.	994,517	14,948
	Navient Corp.	772,410	10,559
	Axis Capital Holdings Ltd.	195,047	10,390
	People’s United Financial
	Inc.	654,764	10,149
	Old Republic International
	Corp.	520,493	9,624
	PacWest Bancorp	238,480	9,534
	First American Financial
	Corp.	231,248	8,330
	Eaton Vance Corp.	237,177	8,190
	Lazard Ltd. Class A	223,440	8,055
	First Niagara Financial
	Group Inc.	741,348	7,829

11

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	FirstMerit Corp.	342,822	7,597
	Umpqua Holdings Corp.	478,413	7,573
	Cullen/Frost Bankers Inc.	115,435	7,387
	BankUnited Inc.	204,151	7,043
	Allied World Assurance Co.
	Holdings AG	193,061	6,869
	Validus Holdings Ltd.	145,916	6,725
	Bank of Hawaii Corp.	91,465	6,257
	Federated Investors Inc.
	Class B	196,785	6,218
	Janus Capital Group Inc.	407,526	5,950
	FNB Corp.	427,862	5,656
	ProAssurance Corp.	116,455	5,558
	Fulton Financial Corp.	377,020	5,275
	IBERIABANK Corp.	88,056	5,194
	NorthStar Asset
	Management Group Inc.	413,438	5,143
	RLI Corp.	79,882	4,967
	United Bankshares Inc.	127,861	4,947
	Valley National Bancorp	518,767	4,908
	Washington Federal Inc.	185,789	4,513
	Hancock Holding Co.	170,093	4,417
^	LPL Financial Holdings Inc.	162,088	4,279
	Glacier Bancorp Inc.	164,133	4,249
	Columbia Banking System
	Inc.	124,821	3,681
	Capitol Federal Financial
	Inc.	272,346	3,619
	TFS Financial Corp.	199,572	3,572
	Waddell & Reed Financial
	Inc. Class A	169,224	3,442
	Community Bank System
	Inc.	85,824	3,396
	Old National Bancorp	249,563	3,344
	CVB Financial Corp.	194,332	3,339
	BGC Partners Inc. Class A	366,811	3,331
	Trustmark Corp.	132,902	3,257
	Chemical Financial Corp.	82,536	3,174
	Mercury General Corp.	59,920	3,170
	Northwest Bancshares Inc.	219,200	3,073
	Horace Mann Educators
	Corp.	88,300	2,746
	Provident Financial
	Services Inc.	134,713	2,692
^	BOK Financial Corp.	44,310	2,667
	NBT Bancorp Inc.	94,040	2,665
	Artisan Partners Asset
	Management Inc. Class A	81,547	2,635
	BBCN Bancorp Inc.	165,320	2,582
	First Financial Bancorp	131,350	2,561
	HFF Inc. Class A	79,852	2,542
^	Westamerica
	Bancorporation	51,685	2,518
	Simmons First National
	Corp. Class A	53,626	2,504

		Market
		Value•
	Shares	($000)
LegacyTexas Financial
Group Inc.	99,639	2,457
Park National Corp.	26,729	2,454
Independent Bank Corp.	51,605	2,427
Kemper Corp.	76,827	2,379
Boston Private Financial
Holdings Inc.	184,310	2,252
American National
Insurance Co.	18,646	2,165
WesBanco Inc.	66,718	2,144
CNA Financial Corp.	59,066	1,866
NRG Yield Inc.	115,346	1,866
Tompkins Financial Corp.	28,431	1,858
Safety Insurance Group
Inc.	32,534	1,842
S&T Bancorp Inc.	67,852	1,742
Brookline Bancorp Inc.	150,925	1,718
Cohen & Steers Inc.	43,373	1,703
Oritani Financial Corp.	94,686	1,641
First Commonwealth
Financial Corp.	171,334	1,573
City Holding Co.	31,556	1,550
Dime Community
Bancshares Inc.	83,888	1,519
Sandy Spring Bancorp Inc.	52,286	1,495
FBL Financial Group Inc.
Class A	23,905	1,446
Maiden Holdings Ltd.	118,194	1,446
Greenhill & Co. Inc.	61,756	1,360
1st Source Corp.	36,616	1,261
NRG Yield Inc. Class A	81,241	1,229
TrustCo Bank Corp. NY	191,510	1,228
Flushing Financial Corp.	59,948	1,196
Washington Trust Bancorp
Inc.	31,583	1,157
Stock Yards Bancorp Inc.	28,058	1,135
Community Trust Bancorp
Inc.	30,658	1,100
BancFirst Corp.	16,790	1,047
First Financial Corp.	20,520	727
Republic Bancorp Inc.
Class A	13,704	374
Willis Towers Watson plc	8	1
		2,497,589
Health Care (11.4%)
Johnson & Johnson	5,916,111	663,078
Pfizer Inc.	13,201,691	431,827
Merck & Co. Inc.	5,977,658	327,815
Bristol-Myers Squibb Co.	3,591,426	259,229
AbbVie Inc.	3,520,632	214,759
Eli Lilly & Co.	2,141,522	161,749
Quest Diagnostics Inc.	308,569	23,195
Owens & Minor Inc.	130,211	4,738
Kindred Healthcare Inc.	182,391	2,692
^,* Innoviva Inc.	191,988	2,369

12

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Abaxis Inc.	47,043	2,132
Meridian Bioscience Inc.	90,222	1,724
PDL BioPharma Inc.	359,139	1,354
		2,096,661
Industrials (12.6%)
General Electric Co.	20,099,807	618,069
3M Co.	1,300,765	217,722
Boeing Co.	1,297,723	174,933
United Parcel Service Inc.
Class B	1,505,999	158,235
Lockheed Martin Corp.	661,695	153,765
Caterpillar Inc.	1,249,447	97,107
Automatic Data
Processing Inc.	993,865	87,897
Raytheon Co.	643,149	81,262
Emerson Electric Co.	1,379,626	75,369
Eaton Corp. plc	1,002,363	63,419
Norfolk Southern Corp.	642,221	57,871
CSX Corp.	2,073,958	56,557
Waste Management Inc.	958,485	56,349
Deere & Co.	637,720	53,639
PACCAR Inc.	754,519	44,449
Cummins Inc.	373,401	43,699
Paychex Inc.	705,272	36,759
Republic Services Inc.
Class A	607,292	28,585
Fastenal Co.	567,067	26,533
WestRock Co.	545,118	22,813
CH Robinson Worldwide
Inc.	308,960	21,927
Xerox Corp.	2,168,571	20,818
Packaging Corp. of
America	211,338	13,712
Sonoco Products Co.	202,076	9,475
MDU Resources Group
Inc.	427,016	8,566
MSC Industrial Direct Co.
Inc. Class A	105,720	8,193
Ryder System Inc.	113,323	7,810
RR Donnelley & Sons Co.	440,310	7,661
National Instruments Corp.	215,675	5,946
Timken Co.	148,655	5,297
CEB Inc.	68,968	4,255
Kennametal Inc.	170,170	3,979
Covanta Holding Corp.	236,842	3,851
GATX Corp.	77,404	3,556
MSA Safety Inc.	68,256	3,282
Applied Industrial
Technologies Inc.	69,129	3,168
Aircastle Ltd.	144,928	3,145
^ Nordic American Tankers
Ltd.	185,673	2,861
Scorpio Tankers Inc.	401,583	2,514
Brady Corp. Class A	93,190	2,469

			Market
			Value•
		Shares	($000)
^	Ship Finance International
	Ltd.	134,570	2,041
	Otter Tail Corp.	70,286	2,033
	Greif Inc. Class A	56,148	1,948
^	Seaspan Corp. Class A	108,636	1,837
	ManTech International
	Corp. Class A	52,822	1,785
	Greenbrier Cos. Inc.	59,007	1,770
	General Cable Corp.	107,249	1,677
	AVX Corp.	112,106	1,482
^	Outerwall Inc.	35,705	1,475
	TAL International Group
	Inc.	77,850	1,331
	Raven Industries Inc.	80,253	1,291
	H&E Equipment Services
	Inc.	61,132	1,237
	Teekay Corp.	108,304	1,213
	Schnitzer Steel Industries
	Inc.	57,401	1,184
	McGrath RentCorp	42,381	1,033
^	GasLog Ltd.	79,082	1,013
^	Textainer Group Holdings
	Ltd.	60,189	929
	Daktronics Inc.	98,836	860
^	American Railcar
	Industries Inc.	19,085	783
	Myers Industries Inc.	50,563	682
			2,325,121
Oil & Gas (10.7%)
	Exxon Mobil Corp.	8,979,568	793,794
	Chevron Corp.	4,069,867	415,859
	ConocoPhillips	2,639,914	126,161
	Occidental Petroleum
	Corp.	1,641,595	125,828
	Phillips 66	1,134,434	93,148
	Kinder Morgan Inc.	4,077,770	72,421
	Valero Energy Corp.	1,035,860	60,981
	Marathon Petroleum Corp.	1,152,602	45,044
	Spectra Energy Corp.	1,412,320	44,163
	Williams Cos. Inc.	1,606,579	31,152
	National Oilwell Varco Inc.	821,788	29,617
	Columbia Pipeline Group
	Inc.	856,792	21,951
	HollyFrontier Corp.	392,662	13,979
^	Helmerich & Payne Inc.	207,771	13,738
	Targa Resources Corp.	318,824	12,900
	Murphy Oil Corp.	352,472	12,597
	OGE Energy Corp.	424,512	12,561
	Oceaneering International
	Inc.	212,390	7,784
	Patterson-UTI Energy Inc.	341,887	6,752
	PBF Energy Inc. Class A	209,722	6,749
	Noble Corp. plc	538,524	6,048
	Western Refining Inc.	141,987	3,800

13

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	SemGroup Corp. Class A	96,887	2,970
	Pattern Energy Group Inc.
	Class A	129,750	2,725
	Delek US Holdings Inc.	126,787	2,015
^	Frank’s International NV	115,574	1,924
	Archrock Inc.	164,132	1,617
	CVR Energy Inc.	40,739	989
			1,969,267
Other (0.0%)[2]
*	Safeway Inc CVR
	(Casa Ley) Expire
	1/30/2018	364	—
*	Safeway Inc CVR (PDC)
	Expire 1/30/2017	364	—

Technology (12.8%)
	Microsoft Corp.	16,526,150	824,159
	Intel Corp.	10,202,093	308,919
	International Business
	Machines Corp.	2,089,638	304,962
	Cisco Systems Inc.	10,842,894	298,071
	QUALCOMM Inc.	3,236,270	163,496
	Texas Instruments Inc.	2,185,022	124,634
	HP Inc.	3,708,559	45,504
	Analog Devices Inc.	665,980	37,508
	Xilinx Inc.	549,381	23,667
	KLA-Tencor Corp.	337,865	23,630
	Linear Technology Corp.	513,300	22,832
	Microchip Technology Inc.	458,096	22,259
	Maxim Integrated
	Products Inc.	611,586	21,846
	Harris Corp.	265,979	21,281
	CA Inc.	669,816	19,867
	Western Digital Corp.	471,018	19,248
	Seagate Technology plc	610,728	13,296
	Garmin Ltd.	227,814	9,712
	Pitney Bowes Inc.	407,465	8,544
	Cypress Semiconductor
	Corp.	713,261	6,441
	Lexmark International Inc.
	Class A	134,475	5,191
	Science Applications
	International Corp.	82,518	4,381
	Diebold Inc.	141,566	3,719
	Cogent Communications
	Holdings Inc.	93,513	3,619
	Intersil Corp. Class A	239,119	2,795
	West Corp.	130,079	2,788
	Computer Programs
	& Systems Inc.	27,573	1,415
	Brooks Automation Inc.	137,041	1,296
	Epiq Systems Inc.	68,232	1,008
			2,346,088

		Market
		Value•
	Shares	($000)
Telecommunications (5.5%)
AT&T Inc.	13,314,040	516,851
Verizon Communications
Inc.	8,791,252	447,826
CenturyLink Inc.	1,176,563	36,415
Frontier Communications
Corp.	2,500,714	13,904
Consolidated
Communications
Holdings Inc.	110,408	2,610
^ Windstream Holdings Inc.	221,969	1,927
EarthLink Holdings Corp.	198,285	1,152
		1,020,685
Utilities (8.3%)
Duke Energy Corp.	1,488,584	117,271
NextEra Energy Inc.	992,647	116,715
Southern Co.	1,957,717	98,082
Dominion Resources Inc.	1,275,504	91,160
Exelon Corp.	1,978,666	69,431
American Electric Power
Co. Inc.	1,045,789	66,408
PG&E Corp.	1,051,471	61,196
Sempra Energy	528,897	54,661
PPL Corp.	1,441,346	54,252
Public Service Enterprise
Group Inc.	1,093,767	50,455
Edison International	701,519	49,604
Consolidated Edison Inc.	631,845	47,136
Xcel Energy Inc.	1,085,206	43,441
WEC Energy Group Inc.	684,802	39,862
Eversource Energy	677,424	38,234
DTE Energy Co.	383,021	34,150
FirstEnergy Corp.	903,523	29,446
Entergy Corp.	380,782	28,627
Ameren Corp.	517,725	24,851
CMS Energy Corp.	599,992	24,408
CenterPoint Energy Inc.	916,413	19,657
SCANA Corp.	276,289	18,978
Alliant Energy Corp.	246,612	17,391
Pinnacle West Capital
Corp.	235,430	17,104
AES Corp.	1,488,217	16,608
ONEOK Inc.	449,163	16,237
AGL Resources Inc.	245,609	16,176
Atmos Energy Corp.	218,823	15,876
Westar Energy Inc.
Class A	302,853	15,630
NiSource Inc.	685,608	15,570
UGI Corp.	366,911	14,764
TECO Energy Inc.	529,241	14,697
Piedmont Natural Gas Co.
Inc.	178,820	10,693
NRG Energy Inc.	683,817	10,326

14

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Aqua America Inc.	308,621	9,771
Great Plains Energy Inc.	307,399	9,600
Questar Corp.	377,718	9,469
National Fuel Gas Co.	160,895	8,930
Vectren Corp.	175,858	8,591
IDACORP Inc.	116,989	8,509
Portland General Electric
Co.	192,795	7,658
Hawaiian Electric
Industries Inc.	233,516	7,634
WGL Holdings Inc.	105,239	7,145
Southwest Gas Corp.	103,289	6,704
Black Hills Corp.	110,114	6,672
New Jersey Resources
Corp.	181,397	6,472
ONE Gas Inc.	109,641	6,411
NorthWestern Corp.	104,660	5,949
Spire Inc.	87,833	5,618
ALLETE Inc.	99,392	5,585
PNM Resources Inc.	173,160	5,486
Avista Corp.	134,782	5,401
Avangrid Inc.	121,649	4,878
South Jersey Industries
Inc.	150,427	4,198
MGE Energy Inc.	80,226	3,999
El Paso Electric Co.	87,488	3,946
Empire District Electric Co.	95,056	3,200
Northwest Natural Gas Co.	59,602	3,072
California Water Service
Group	102,683	2,868
^ Abengoa Yield plc	109,405	1,973
American States Water Co.	77	3
		1,518,839
Total Common Stocks
(Cost $15,999,010)		18,316,388

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[3,4] Vanguard Market
Liquidity Fund,
0.495%	80,573,825	80,574

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.572%, 6/22/16	5,000	4,998
Total Temporary Cash Investments
(Cost $85,570)		85,572
Total Investments (100.1%)
(Cost $16,084,580)		18,401,960

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		1,509
Receivables for Accrued Income		27,589
Receivables for Capital Shares Issued		9,957
Other Assets		3,704
Total Other Assets		42,759
Liabilities
Payables for Investment Securities
Purchased		(19,577)
Collateral for Securities on Loan		(24,912)
Payables for Capital Shares Redeemed		(4,040)
Payables to Vanguard		(6,184)
Other Liabilities		(391)
Total Liabilities		(55,104)
Net Assets (100%)		18,389,615

15

High Dividend Yield Index Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	16,202,127
Undistributed Net Investment Income	43,345
Accumulated Net Realized Losses	(173,844)
Unrealized Appreciation (Depreciation)
Investment Securities	2,317,380
Futures Contracts	607
Net Assets	18,389,615

Investor Shares—Net Assets
Applicable to 179,723,977 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,947,072
Net Asset Value Per Share—
Investor Shares	$27.53

ETF Shares—Net Assets
Applicable to 193,420,644 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,442,543
Net Asset Value Per Share—
ETF Shares	$69.50

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $23,796,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $24,912,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,699,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends	283,294
Interest[1]	80
Securities Lending	575
Total Income	283,949
Expenses
The Vanguard Group—Note B
Investment Advisory Services	986
Management and Administrative—Investor Shares	2,357
Management and Administrative—ETF Shares	3,487
Marketing and Distribution—Investor Shares	508
Marketing and Distribution—ETF Shares	410
Custodian Fees	257
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—ETF Shares	172
Trustees’ Fees and Expenses	4
Total Expenses	8,202
Net Investment Income	275,747
Realized Net Gain (Loss)
Investment Securities Sold	201,577
Futures Contracts	1,744
Realized Net Gain (Loss)	203,321
Change in Unrealized Appreciation (Depreciation)
Investment Securities	271,691
Futures Contracts	(3,867)
Change in Unrealized Appreciation (Depreciation)	267,824
Net Increase (Decrease) in Net Assets Resulting from Operations	746,892
1 Interest income from an affiliated company of the fund was $68,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	275,747	471,533
Realized Net Gain (Loss)	203,321	709,023
Change in Unrealized Appreciation (Depreciation)	267,824	(758,580)
Net Increase (Decrease) in Net Assets Resulting from Operations	746,892	421,976
Distributions
Net Investment Income
Investor Shares	(70,209)	(131,007)
ETF Shares	(196,341)	(338,220)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(266,550)	(469,227)
Capital Share Transactions
Investor Shares	461,257	316,638
ETF Shares	1,866,326	1,464,202
Net Increase (Decrease) from Capital Share Transactions	2,327,583	1,780,840
Total Increase (Decrease)	2,807,925	1,733,589
Net Assets
Beginning of Period	15,581,690	13,848,101
End of Period[1]	18,389,615	15,581,690
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,345,000 and $34,148,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.89	$26.98	$23.83	$19.76	$17.30	$15.94
Investment Operations
Net Investment Income	. 425	. 815.727		. 667	. 579	. 489
Net Realized and Unrealized Gain (Loss)
on Investments	.635	(.088)	3.147	4.063	2.446	1.355
Total from Investment Operations	1.060	.727	3.874	4.730	3.025	1.844
Distributions
Dividends from Net Investment Income	(. 420)	(. 817)	(.724)	(. 660)	(. 565)	(. 484)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 420)	(. 817)	(.724)	(. 660)	(. 565)	(. 484)
Net Asset Value, End of Period	$27.53	$26.89	$26.98	$23.83	$19.76	$17.30

Total Return[1]	4.02%	2.78%	16.48%	24.35%	17.69%	11.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,947	$4,368	$4,066	$3,019	$1,596	$761
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.18%	0.19%	0.20%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.29%	3.06%	2.92%	3.10%	3.22%	3.04%
Portfolio Turnover Rate[2]	11%	11%	12%	13%	11%	16%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$67.88	$68.11	$60.16	$49.89	$43.68	$40.22
Investment Operations
Net Investment Income	1.093	2.104	1.885	1.732	1.506	1.283
Net Realized and Unrealized Gain (Loss)
on Investments	1.604	(.222)	7.943	10.247	6.180	3.442
Total from Investment Operations	2.697	1.882	9.828	11.979	7.686	4.725
Distributions
Dividends from Net Investment Income	(1.077)	(2.112)	(1.878)	(1.709)	(1.476)	(1.265)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.077)	(2.112)	(1.878)	(1.709)	(1.476)	(1.265)
Net Asset Value, End of Period	$69.50	$67.88	$68.11	$60.16	$49.89	$43.68

Total Return	4.05%	2.84%	16.56%	24.43%	17.80%	11.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,443	$11,214	$9,782	$6,918	$4,203	$1,984
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.10%	0.10%	0.10%	0.13%
Ratio of Net Investment Income to
Average Net Assets	3.36%	3.13%	3.00%	3.19%	3.32%	3.16%
Portfolio Turnover Rate[1]	11%	11%	12%	13%	11%	16%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

21

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

High Dividend Yield Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $1,509,000, representing 0.01% of the fund’s net assets and 0.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	18,316,388	—	—
Temporary Cash Investments	80,574	4,998	—
Futures Contracts-Liabilities[1]	(387)	—	—
Total	18,396,575	4,998	—
1 Represents variation margin on the last day of the reporting period.

23

High Dividend Yield Index Fund

D. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	582	59,920	607

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2016, the fund realized $288,384,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2015, the fund had available capital losses totaling $84,307,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $65,992,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2016, the cost of investment securities for tax purposes was $16,085,501,000. Net unrealized appreciation of investment securities for tax purposes was $2,316,459,000, consisting of unrealized gains of $2,767,808,000 on securities that had risen in value since their purchase and $451,349,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2016, the fund purchased $4,147,417,000 of investment securities and sold $1,810,999,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,516,751,000 and $885,140,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

24

High Dividend Yield Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2016	October 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	839,277	31,710	1,160,012	43,020
Issued in Lieu of Cash Distributions	58,420	2,218	106,677	4,039
Redeemed	(436,440)	(16,651)	(950,051)	(35,330)
Net Increase (Decrease)—Investor Shares	461,257	17,277	316,638	11,729
ETF Shares
Issued	2,757,081	41,374	3,664,582	53,660
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(890,755)	(13,150)	(2,200,380)	(32,075)
Net Increase (Decrease)—ETF Shares	1,866,326	28,224	1,464,202	21,585

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,040.20	$0.76
ETF Shares	1,000.00	1,040.47	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.12	$0.75
ETF Shares	1,000.00	1,024.47	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	London Stock Exchange Group companies include FTSE
Direct Investor Account Services > 800-662-2739	International Limited (”FTSE”), Frank Russell Company
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and trademarks related to the FTSE or Russell indexes
This material may be used in conjunction	are trademarks of the London Stock Exchange Group
with the offering of shares of any Vanguard	companies and are used by FTSE, MTS, FTSE TMX and
fund only if preceded or accompanied by	Russell under licence. All information is provided for
the fund’s current prospectus.	information purposes only. No responsibility or liability
can be accepted by the London Stock Exchange Group
All comparative mutual fund data are from Lipper, a	companies nor its licensors for any errors or for any
Thomson Reuters Company, or Morningstar, Inc., unless	loss from use of this publication. Neither the London
otherwise noted.	Stock Exchange Group companies nor any of its
licensors make any claim, prediction, warranty or
You can obtain a free copy of Vanguard’s proxy voting	representation whatsoever, expressly or impliedly,
guidelines by visiting vanguard.com/proxyreporting or by	either as to the results to be obtained from the use of
calling Vanguard at 800-662-2739. The guidelines are	the FTSE Indexes or the fitness or suitability of the
also available from the SEC’s website, sec.gov. In	Indexes for any particular purpose to which they might
addition, you may obtain a free report on how your fund	be put.
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062016

Semiannual Report | April 30, 2016

Vanguard Emerging Markets

Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	44
Trustees Approve Advisory Arrangement.	46
Glossary.	47

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.14%	2.46%	2.53%	4.99%
ETF Shares	4.44
Market Price				5.29
Net Asset Value				5.00
Admiral™ Shares	4.44	2.55	2.47	5.02
Institutional Shares	4.54	2.56	2.46	5.02
Barclays USD Emerging Markets Government RIC Capped Index				5.04
Emerging Markets Hard Currency Debt Funds Average				4.38

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Government Bond
Index Fund
Investor Shares	$9.50	$9.74	$0.224	$0.000
ETF Shares	75.81	77.67	1.836	0.000
Admiral Shares	19.00	19.47	0.464	0.000
Institutional Shares	30.50	31.25	0.750	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard Emerging Markets Government Bond Index Fund returned about 5%. Interest income and higher bond prices contributed about equally to this result.

The fund’s performance was in line with the 5.04% return of its benchmark index, which was more than 2 percentage points ahead of the broad U.S. bond market.

Your fund invests only in dollar-denominated bonds issued by governments in developing countries; its peers may invest in bonds issued in other major currencies as well as in corporate and other bonds. Currency may have played a nuanced role in helping the fund stay a step ahead of the average return of peer funds. After a long stretch of strengthening, the dollar weakened against some—but not all—major currencies during the half year. If the dollar were to weaken across the board, your fund could be at a disadvantage to funds that invest in other currencies.

The 30-day SEC yield for Investor Shares began the new fiscal year at 4.75%, rose well above 5%, then fell to 4.14% at the end of April. Reflecting the higher risk of emerging-market debt, the fund’s yield was about double that of the broad U.S. bond market (as measured by Vanguard Total Bond Market Index Fund).

2

Still-low interest rates helped bonds outperform stocks
The broad U.S. bond market returned almost 3% for the half year. After modest declines in November and December, the U.S. bond market posted four months of gains, helped by the Federal Reserve’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 9% in local currencies. After currency hedging, international bonds returned more than 3%, ahead of the broad U.S. bond market and the broad U.S. and international stock markets.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered the Fed’s indication that it would scale back its plan for interest

Market Barometer
			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Solid returns were driven in part by Fed policy
Global bond prices were fairly steady as the fund’s new fiscal year began and markets awaited the Fed’s move. But some bond markets stumbled in December, when the Fed raised its short-term interest rate target for the first time in nearly a decade. The fall was steeper among emerging-market bonds—in part because developing countries often depend more on capital inflows, which can ebb when credit becomes tighter.

Slumping prices for oil and other commodities also played a role in pulling down prices of emerging-market bonds in December and January. After oil prices had seemed to find their footing for a while, they fell again in late 2015 and into 2016, hurting the finances of export-dependent economies including Brazil and Venezuela.

After a disappointing start to the fiscal year, emerging-market government bonds rallied. A turnaround in oil prices helped. So did indications that the Fed and other major central banks are likely to keep rates “lower for longer,” making the higher yields on

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond Index
Fund	0.49%	0.34%	0.33%	0.29%	1.18%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratios were 0.50% for Investor Shares, 0.33% for ETF Shares, 0.33% for Admiral Shares, and 0.30% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group:  Emerging Markets Hard Currency Debt Funds.

4

riskier bonds more attractive to some investors. For example, in late January, the Bank of Japan unexpectedly adopted a negative interest rate policy for certain bank reserves. In March, the European Central Bank further cut its target rates and expanded and extended its bond-buying program. Several central banks in emerging markets, including India, Indonesia, and Turkey, have also cut interest rates to spur economic growth.

When Vanguard Emerging Markets Government Bond Index Fund was launched about three years ago, Russia and Brazil were the largest country positions in the fund and its index (each about 10%). China ranked seventh. As a sign of the significant shift in fortunes of those countries, China has become the largest country holding (about 13%).

China’s ascent partly reflects the increase in bond issuance by Chinese quasi-sovereign entities (such as large, state-owned enterprises). It also reflects the major financial challenges faced by oil exporters Brazil and Russia, and political scandals plaguing Brazil. For the six months, the returns of all three countries were positive, led by a roughly 10% gain by Brazilian government bonds after a double-digit decline in the 2015 fiscal year.

In Argentina, a smaller slice of the fund and its index, the government made headlines in April with the largest-ever sale of bonds from an emerging market. The 10-year bonds, sporting a hefty yield of 7.5%, were well-received by investors despite previous defaults by the government, which had been in protracted negotiations with some creditors for many years.

In the fund’s index overall, bonds with longer maturities were among the best performers, as were bonds with lower credit ratings. Such bonds tend to have higher yields to compensate investors for their greater risk.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites.

At Vanguard, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

As an indexing pioneer, we opened the first index mutual fund in 1976, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

5

Talent and experience are also vital no matter a fund’s management style.

The indexing expertise honed over many decades by our portfolio managers—including those in the Fixed Income Group who manage your fund—helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds also benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2016

6

Emerging Markets Government Bond Index Fund

Fund Profile

As of April 30, 2016

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.34%	0.33%	0.29%
30-Day SEC Yield	4.14%	4.44%	4.44%	4.54%

Financial Attributes
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	883	867
Yield to Maturity
(before expenses)	5.3%	5.3%
Average Coupon	5.6%	5.7%
Average Duration	6.5 years	6.3 years
Average Effective
Maturity	10.2 years	10.1 years
Short-Term
Reserves	1.1%	—

Sector Diversification (% of portfolio)
Foreign Government	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

Aa	5.9
A	15.3
Baa	41.9
Less Than Baa	36.9
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
1 - 3 Years	13.3
3 - 5 Years	23.5
5 - 10 Years	36.6
10 - 20 Years	9.7
20 - 30 Years	15.0
Over 30 Years	1.3

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.50% for Investor Shares, 0.33% for ETF Shares, 0.33% for Admiral Shares, and 0.30% for Institutional Shares.

7

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio)

Emerging Markets
China	13.2%
Mexico	8.8
Brazil	7.2
Indonesia	6.4
Russia	6.4
Turkey	5.8
United Arab Emirates	4.7
Argentina	3.5
Colombia	3.1
Philippines	3.1
Qatar	2.9
Venezuela	2.5
India	2.0
Chile	2.0
Lebanon	1.9
Hungary	1.8
South Africa	1.7
Malaysia	1.6
Poland	1.6
Kazakhstan	1.5
Peru	1.5
Ukraine	1.4
Uruguay	1.0
Other	13.2
Subtotal	98.8%
Other
Panama	1.2%

8

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2013, Through April 30, 2016
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.39%
2014	4.46	2.16	6.62	7.00
2015	4.36	-4.52	-0.16	-0.08
2016	2.46	2.53	4.99	5.04
Note: For 2016, performance data reflect the six months ended April 30, 2016.

Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	3.64%	4.37%	-1.57%	2.80%
Fee-Adjusted Returns		2.86			2.52
ETF Shares	5/31/2013
Market Price		3.69			3.19
Net Asset Value		3.83			2.93
Admiral Shares	5/31/2013	3.86	4.52	-1.57	2.95
Fee-Adjusted Returns		3.08			2.68
Institutional Shares	2/11/2015	3.87	5.06	0.20	5.26
Fee-Adjusted Returns		3.09			4.56

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

9

Emerging Markets Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Angola	9.500%	11/12/25	1,200	1,174
1	Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	656	661
Total Angola (Cost $1,848)					1,835
Argentina (3.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
1	City of Buenos Aires Argentina	8.950%	2/19/21	200	215
1	Provincia de Buenos Aires	10.875%	1/26/21	350	390
1	Provincia de Buenos Aires	9.950%	6/9/21	600	654
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	400	436
1	Provincia de Buenos Aires	9.125%	3/16/24	1,000	1,063
	Provincia de Cordoba	12.375%	8/17/17	500	533
	Republic of Argentina	8.750%	6/2/17	1,050	1,099
	Republic of Argentina	6.250%	4/22/19	3,000	3,110
	Republic of Argentina	7.500%	4/22/26	6,000	6,102
	Republic of Argentina	8.280%	12/31/33	2,452	2,570
	Republic of Argentina	8.280%	12/31/33	1,012	1,043
1	Republic of Argentina	2.500%	12/31/38	5,594	3,559
	Republic of Argentina	7.625%	4/22/46	2,500	2,453
2	YPF SA	8.875%	12/19/18	50	53
	YPF SA	8.875%	12/19/18	750	805
	YPF SA	8.500%	3/23/21	800	836
1	YPF SA	8.750%	4/4/24	1,145	1,190
	YPF SA	8.500%	7/28/25	1,475	1,518
Total Argentina (Cost $26,068)					27,629
Armenia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Armenia	6.000%	9/30/20	200	199
2	Republic of Armenia	6.000%	9/30/20	200	200
	Republic of Armenia	7.150%	3/26/25	200	199
Total Armenia (Cost $588)					598

10

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Azerbaijan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
International Bank of Azerbaijan OJSC	5.625%	6/11/19	400	376
2 Republic of Azerbaijan	4.750%	3/18/24	400	389
Republic of Azerbaijan	4.750%	3/18/24	300	290
3 Southern Gas Corridor CJSC	6.875%	3/24/26	750	777
State Oil Co. of the Azerbaijan Republic	5.450%	2/9/17	200	203
State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,500	1,354
State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	200	191
Total Azerbaijan (Cost $3,668)				3,580
Bahrain (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	242
Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	400	395
Kingdom of Bahrain	6.273%	11/22/18	550	588
2 Kingdom of Bahrain	5.500%	3/31/20	1,650	1,685
4 Kingdom of Bahrain	5.875%	1/26/21	200	202
2 Kingdom of Bahrain	6.125%	7/5/22	1,400	1,402
Kingdom of Bahrain	6.125%	8/1/23	425	422
2 Kingdom of Bahrain	6.125%	8/1/23	150	149
2 Kingdom of Bahrain	7.000%	1/26/26	1,000	995
Kingdom of Bahrain	7.000%	1/26/26	750	753
Kingdom of Bahrain	6.000%	9/19/44	400	320
2 Kingdom of Bahrain	6.000%	9/19/44	500	396
Total Bahrain (Cost $7,850)				7,549
Belarus (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Belarus	8.950%	1/26/18	450	471
Total Belarus (Cost $436)				471
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	200	104
Total Belize (Cost $141)				104
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Bermuda	5.603%	7/20/20	200	220
Bermuda	4.854%	2/6/24	400	424
2 Bermuda	4.854%	2/6/24	150	159
Total Bermuda (Cost $779)				803
Bolivia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Plurinational State of Bolivia	4.875%	10/29/22	200	217
Plurinational State of Bolivia	5.950%	8/22/23	200	231
Total Bolivia (Cost $395)				448
Brazil (6.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.8%)
Banco do Brasil SA	6.000%	1/22/20	800	830
Banco do Brasil SA	5.375%	1/15/21	375	361

11

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Banco do Brasil SA	5.875%	1/26/22	1,675	1,566
Banco do Brasil SA	3.875%	10/10/22	1,426	1,251
Banco do Brasil SA	5.875%	1/19/23	450	418
1 Banco do Brasil SA	8.500%	10/29/49	950	876
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	725	753
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	1,750	1,820
Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	1,000	976
Caixa Economica Federal	2.375%	11/6/17	775	746
Caixa Economica Federal	4.500%	10/3/18	860	843
2 Caixa Economica Federal	4.500%	10/3/18	200	196
Caixa Economica Federal	4.250%	5/13/19	1,400	1,344
Caixa Economica Federal	3.500%	11/7/22	150	129
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	550	546
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,300	1,173
Federative Republic of Brazil	5.875%	1/15/19	2,020	2,194
Federative Republic of Brazil	8.875%	10/14/19	175	209
Federative Republic of Brazil	4.875%	1/22/21	2,706	2,757
Federative Republic of Brazil	2.625%	1/5/23	3,206	2,785
Federative Republic of Brazil	8.875%	4/15/24	707	861
Federative Republic of Brazil	4.250%	1/7/25	2,572	2,382
Federative Republic of Brazil	8.750%	2/4/25	350	427
Federative Republic of Brazil	6.000%	4/7/26	200	206
Federative Republic of Brazil	10.125%	5/15/27	916	1,261
Federative Republic of Brazil	8.250%	1/20/34	1,725	1,986
Federative Republic of Brazil	7.125%	1/20/37	1,840	1,909
Federative Republic of Brazil	5.625%	1/7/41	2,526	2,220
Federative Republic of Brazil	5.000%	1/27/45	2,561	2,068
Petrobras Global Finance BV	3.250%	3/17/17	100	99
4 Petrobras Global Finance BV	2.768%	1/15/19	750	655
Petrobras Global Finance BV	3.000%	1/15/19	1,765	1,584
Petrobras Global Finance BV	4.875%	3/17/20	1,925	1,711
Petrobras Global Finance BV	4.375%	5/20/23	2,200	1,727
Petrobras Global Finance BV	6.250%	3/17/24	2,625	2,290
Petrobras Global Finance BV	5.625%	5/20/43	100	71
Petrobras Global Finance BV	7.250%	3/17/44	340	275
Petrobras Global Finance BV	6.850%	6/5/15	2,475	1,807
Petrobras International Finance Co. SA	5.875%	3/1/18	1,255	1,238
Petrobras International Finance Co. SA	8.375%	12/10/18	350	357
Petrobras International Finance Co. SA	7.875%	3/15/19	2,000	1,995
Petrobras International Finance Co. SA	5.750%	1/20/20	2,550	2,340
Petrobras International Finance Co. SA	5.375%	1/27/21	3,505	3,106
Petrobras International Finance Co. SA	6.875%	1/20/40	1,565	1,227
Petrobras International Finance Co. SA	6.750%	1/27/41	2,877	2,251
Total Brazil (Cost $59,378)				57,826
Cameroon (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1 Republic of Cameroon	9.500%	11/19/25	500	490
Total Cameroon (Cost $492)				490

12

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chile (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
2 Banco del Estado de Chile	2.000%	11/9/17	385	386
2 Banco del Estado de Chile	4.125%	10/7/20	400	428
2 Banco del Estado de Chile	3.875%	2/8/22	625	668
2 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	800	913
Corp. Nacional del Cobre de Chile	3.750%	11/4/20	800	845
2 Corp. Nacional del Cobre de Chile	3.750%	11/4/20	300	319
Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	419
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	800	838
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	150	147
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	400	391
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	475	498
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	157
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	900	938
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	320
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	115
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	360
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	900	977
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	217
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	900	886
2 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	397
2 Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	211
2 Empresa Nacional del Petroleo	5.250%	8/10/20	500	539
2 Empresa Nacional del Petroleo	4.750%	12/6/21	600	633
Empresa Nacional del Petroleo	4.375%	10/30/24	500	511
Republic of Chile	3.875%	8/5/20	500	542
Republic of Chile	3.125%	1/21/26	2,290	2,351
Republic of Chile	3.625%	10/30/42	300	295
Total Chile (Cost $14,636)				15,301
China (12.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (12.7%)
Agricultural Bank Of China	2.000%	5/21/18	1,300	1,301
Agricultural Bank Of China	2.750%	5/21/20	250	254
Agricultural Bank of China Ltd.	2.250%	12/9/17	500	503
Amber Circle Funding Ltd.	2.000%	12/4/17	400	402
Amber Circle Funding Ltd.	3.250%	12/4/22	600	620
Amipeace Ltd.	2.000%	12/6/16	250	251
2 Avi Funding Co. Ltd.	2.850%	9/16/20	1,400	1,427
Avi Funding Co. Ltd.	3.800%	9/16/25	700	737
Bank of China Ltd.	3.125%	1/23/19	200	206
Bank of China Ltd.	2.875%	6/30/20	2,000	2,040
2 Bank of China Ltd.	5.000%	11/13/24	500	521
Bank of China Ltd.	5.000%	11/13/24	1,100	1,147
Bank of China Ltd.	3.875%	6/30/25	1,000	1,059
Bank of China Ltd./Hong Kong	2.125%	6/30/18	1,000	1,006
Bao-trans Enterprises Ltd.	3.750%	12/12/18	725	740
Beijing State-Owned Assets Management
Hong Kong	4.125%	5/26/25	500	503
Bluestar Finance Holdings Ltd.	3.500%	6/11/18	1,000	1,006
BOC Aviation Pte Ltd.	2.875%	10/10/17	500	506
BOC Aviation Pte Ltd.	3.000%	3/30/20	800	808
BOC Aviation Pte Ltd.	4.375%	5/2/23	200	210

13

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	CCCI Treasure Ltd.	3.500%	12/29/49	550	556
	Century Master Investment Co. Ltd.	4.750%	9/19/18	200	210
	CGNPC International Ltd.	4.000%	5/19/25	500	517
	Charming Light Investments Ltd.	3.750%	9/3/19	1,050	1,081
	China Cinda Finance 2014 Ltd.	4.000%	5/14/19	500	518
	China Cinda Finance 2014 Ltd.	5.625%	5/14/24	200	218
	China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	2,000	2,012
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	1,300	1,286
	China Clean Energy Development Ltd.	4.000%	11/5/25	600	621
	China Construction Bank Asia Corp. Ltd.	3.250%	7/2/19	700	727
1	China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	400	408
1	China Construction Bank Corp.	3.875%	5/13/25	1,400	1,408
	China Development Bank Corp.	2.500%	10/9/20	500	511
	China Great Wall International Holdings Ltd.	2.500%	9/17/17	200	201
1	China Life Insurance Co. Ltd.	4.000%	7/3/75	1,000	997
2	China Resources Gas Group Ltd.	4.500%	4/5/22	400	431
	China Resources Land Ltd.	4.375%	2/27/19	450	472
	China Resources Land Ltd.	6.000%	2/27/24	400	459
	China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	650	659
	China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	400	403
	CITIC Ltd.	6.375%	4/10/20	1,000	1,138
	CITIC Ltd.	6.625%	4/15/21	200	235
	CITIC Ltd.	6.800%	1/17/23	1,700	2,025
1	CITIC Ltd.	8.625%	5/29/49	900	1,011
	CITIC Securities Finance MTN Co. Ltd.	3.500%	10/30/19	400	406
2	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	317
	CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	2,920	3,099
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,388	1,479
2	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	233
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,200	1,244
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	213
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	200	199
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	850	823
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	200	190
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,150	1,144
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,288
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	1,050	1,050
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	1,810	1,888
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	900	949
2	CNPC General Capital Ltd.	2.750%	4/19/17	50	51
[2,4]	CNPC General Capital Ltd.	1.518%	5/14/17	200	200
4	CNPC General Capital Ltd.	1.518%	5/14/17	500	499
	CNPC General Capital Ltd.	1.950%	4/16/18	350	350
2	CNPC General Capital Ltd.	2.750%	5/14/19	200	203
	CNPC General Capital Ltd.	2.750%	5/14/19	450	457
	CNPC General Capital Ltd.	2.700%	11/25/19	1,200	1,222
2	CNPC General Capital Ltd.	3.950%	4/19/22	200	211
	CNPC General Capital Ltd.	3.400%	4/16/23	250	252
2	CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	1,525	1,636
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	487
	COSCO Finance 2011 Ltd.	4.000%	12/3/22	750	779
2	COSL Finance BVI Ltd.	3.250%	9/6/22	550	541
	COSL Singapore Capital Ltd.	3.500%	7/30/20	1,200	1,227
1	CRCC Yupeng Ltd.	3.950%	2/28/49	300	308

14

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CRCC Yuxiang Ltd.	3.500%	5/16/23	950	961
1	Dianjian Haixing Ltd.	4.050%	10/29/49	200	205
	Eastern Creation II Investment Holdings Ltd.	2.625%	11/20/17	400	402
2	Export-Import Bank of China	2.500%	7/31/19	700	714
	Export-Import Bank of China	2.500%	7/31/19	1,060	1,080
	Export-Import Bank of China	3.625%	7/31/24	200	211
	Franshion Brilliant Ltd.	5.750%	3/19/19	400	427
2	Franshion Development Ltd.	6.750%	4/15/21	500	566
	Franshion Investment Ltd.	4.700%	10/26/17	200	205
	Hebei Iron & Steel Hong Kong International
	Trade Co. Ltd.	2.750%	10/27/17	200	201
	Huarong Finance Co. Ltd.	4.000%	7/17/19	700	726
	Huarong Finance II Co. Ltd.	3.500%	1/16/18	250	254
	Huarong Finance II Co. Ltd.	2.875%	11/19/18	1,200	1,213
	Huarong Finance II Co. Ltd.	4.500%	1/16/20	850	894
	Huarong Finance II Co. Ltd.	3.750%	11/19/20	350	361
	Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,300	1,389
	Huarong Finance II Co. Ltd.	5.000%	11/19/25	400	414
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	800	812
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	700	709
	Industrial & Commercial Bank of China Asia Ltd.	5.125%	11/30/20	550	598
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	1,000	1,007
	Industrial & Commercial Bank of China Ltd.	2.500%	11/21/17	600	606
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,250	1,297
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	1,550	1,598
	King Power Capital Ltd.	5.625%	11/3/24	500	541
	Kunlun Energy Co. Ltd.	3.750%	5/13/25	350	349
	MCC Holding Hong Kong Corp. Ltd.	2.625%	6/16/17	200	201
	MCC Holding Hong Kong Corp. Ltd.	2.500%	8/28/17	400	402
	Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	619
	Nexen Energy ULC	7.875%	3/15/32	200	264
	Nexen Energy ULC	5.875%	3/10/35	808	897
	Nexen Energy ULC	6.400%	5/15/37	725	846
	Nexen Energy ULC	7.500%	7/30/39	300	384
	Prosperous Ray Ltd.	3.000%	11/12/18	400	407
	Prosperous Ray Ltd.	4.625%	11/12/23	350	379
	Shanghai Electric Group Global Investment Ltd.	3.000%	8/14/19	500	509
	Shanghai Electric Power Finance Ltd.	3.625%	8/11/20	600	620
	Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	1,100	1,134
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	362
	Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	400	410
	Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	254
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	205
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	204
	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	204
	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	600	638
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,375	1,464
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	562
	Sinopec Capital 2013 Ltd.	1.875%	4/24/18	600	598
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,000	987
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	395
	Sinopec Capital 2013 Ltd.	4.250%	4/24/43	200	196
2	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	775	785
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,119	1,173

15

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	500	523
Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	807	845
2 Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	775	837
Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	300	303
Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,425	1,518
Sinopec Group Overseas Development 2013 Ltd.	5.375%	10/17/43	200	233
4 Sinopec Group Overseas Development 2014 Ltd.	1.409%	4/10/17	600	599
2 Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	400	407
Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	1,200	1,276
Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	3,400	3,399
Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	700	691
Sinopec Group Overseas Development 2015 Ltd.	4.100%	4/28/45	600	574
Skysea International Capital Management	4.875%	12/7/21	400	442
State Elite Global Ltd.	3.125%	1/20/20	1,450	1,487
2 State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/18	200	200
State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	1,410	1,429
2 State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	213
2 State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	700	715
State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,370	1,402
State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	1,470	1,591
2 State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	402
Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	700	733
Total China (Cost $106,931)				108,954
Colombia (3.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
Ecopetrol SA	7.625%	7/23/19	1,525	1,697
Ecopetrol SA	5.875%	9/18/23	590	592
Ecopetrol SA	4.125%	1/16/25	975	853
Ecopetrol SA	5.375%	6/26/26	2,000	1,835
Ecopetrol SA	7.375%	9/18/43	700	658
Ecopetrol SA	5.875%	5/28/45	1,200	981
Empresa de Energia de Bogota SA ESP	6.125%	11/10/21	900	938
Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	341
Oleoducto Central SA	4.000%	5/7/21	200	192
Republic of Colombia	7.375%	3/18/19	1,735	1,967
Republic of Colombia	11.750%	2/25/20	450	587
Republic of Colombia	4.375%	7/12/21	1,434	1,499
1 Republic of Colombia	2.625%	3/15/23	675	630
Republic of Colombia	4.000%	2/26/24	2,645	2,665
Republic of Colombia	8.125%	5/21/24	540	681
1 Republic of Colombia	4.500%	1/28/26	1,500	1,541
Republic of Colombia	7.375%	9/18/37	1,150	1,394
Republic of Colombia	6.125%	1/18/41	1,507	1,633
1 Republic of Colombia	5.625%	2/26/44	2,134	2,187
1 Republic of Colombia	5.000%	6/15/45	2,400	2,298
Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	200	208
Total Colombia (Cost $25,604)				25,377
Costa Rica (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Banco de Costa Rica	5.250%	8/12/18	250	252
Banco Nacional de Costa Rica	4.875%	11/1/18	400	402
2 Banco Nacional de Costa Rica	4.875%	11/1/18	200	204

16

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Banco Nacional de Costa Rica	5.875%	4/25/21	1,000	1,003
Banco Nacional de Costa Rica	6.250%	11/1/23	200	201
Instituto Costarricense de Electricidad	6.950%	11/10/21	475	485
Instituto Costarricense de Electricidad	6.375%	5/15/43	200	151
Republic of Costa Rica	4.250%	1/26/23	900	827
Republic of Costa Rica	5.625%	4/30/43	1,200	957
Republic of Costa Rica	7.000%	4/4/44	600	556
Republic of Costa Rica	7.158%	3/12/45	600	561
Total Costa Rica (Cost $5,681)				5,599
Cote d’Ivoire (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
Republic of Cote d’Ivoire	5.375%	7/23/24	950	878
1 Republic of Cote d’Ivoire	6.375%	3/3/28	500	474
1 Republic of Cote d’Ivoire	5.750%	12/31/32	2,295	2,085
Total Cote d’Ivoire (Cost $3,504)				3,437
Croatia (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
Hrvatska Elektroprivreda	5.875%	10/23/22	500	518
Republic of Croatia	6.750%	11/5/19	1,200	1,317
Republic of Croatia	6.625%	7/14/20	1,094	1,200
Republic of Croatia	6.375%	3/24/21	1,600	1,751
Republic of Croatia	5.500%	4/4/23	700	742
Republic of Croatia	6.000%	1/26/24	1,735	1,897
Total Croatia (Cost $7,225)				7,425
Dominican Republic (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1 Dominican Republic	7.500%	5/6/21	752	823
Dominican Republic	6.600%	1/28/24	450	479
1 Dominican Republic	5.875%	4/18/24	1,600	1,644
Dominican Republic	5.500%	1/27/25	1,550	1,548
Dominican Republic	6.875%	1/29/26	1,000	1,072
Dominican Republic	7.450%	4/30/44	450	477
1 Dominican Republic	6.850%	1/27/45	644	644
2 Dominican Republic	6.850%	1/27/45	1,000	997
Total Dominican Republic (Cost $7,602)				7,684
Ecuador (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Republic of Ecuador	10.500%	3/24/20	1,100	1,035
Republic of Ecuador	7.950%	6/20/24	1,550	1,348
Total Ecuador (Cost $2,489)				2,383
Egypt (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
African Export-Import Bank	3.875%	6/4/18	250	252
African Export-Import Bank	4.750%	7/29/19	200	206
Arab Republic of Egypt	5.750%	4/29/20	812	822
Arab Republic of Egypt	5.875%	6/11/25	1,200	1,078
Arab Republic of Egypt	6.875%	4/30/40	300	259
Total Egypt (Cost $2,759)				2,617

17

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
El Salvador (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of El Salvador	7.375%	12/1/19	345	346
	Republic of El Salvador	7.750%	1/24/23	535	534
	Republic of El Salvador	5.875%	1/30/25	300	266
2	Republic of El Salvador	6.375%	1/18/27	300	264
	Republic of El Salvador	6.375%	1/18/27	400	351
	Republic of El Salvador	8.250%	4/10/32	778	745
	Republic of El Salvador	7.650%	6/15/35	1,190	1,057
	Republic of El Salvador	7.625%	2/1/41	458	402
Total El Salvador (Cost $4,332)					3,965
Ethiopia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Republic of Ethiopia	6.625%	12/11/24	850	770
Total Ethiopia (Cost $819)					770
Gabon (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
[1,2]	Gabonese Republic	6.375%	12/12/24	400	350
1	Gabonese Republic	6.375%	12/12/24	1,061	927
	Gabonese Republic	6.950%	6/16/25	200	175
Total Gabon (Cost $1,596)					1,452
Georgia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	200	216
	Republic of Georgia	6.875%	4/12/21	400	440
Total Georgia (Cost $662)					656
Ghana (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ghana	8.500%	10/4/17	300	298
	Republic of Ghana	7.875%	8/7/23	200	159
2	Republic of Ghana	7.875%	8/7/23	400	318
[1,2]	Republic of Ghana	8.125%	1/18/26	300	236
1	Republic of Ghana	8.125%	1/18/26	550	433
1	Republic of Ghana	10.750%	10/14/30	1,000	982
Total Ghana (Cost $2,673)					2,426
Guatemala (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Guatemala	5.750%	6/6/22	700	766
	Republic of Guatemala	4.500%	5/3/26	1,000	993
	Republic of Guatemala	4.875%	2/13/28	400	408
Total Guatemala (Cost $2,118)					2,167
Honduras (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Honduras	8.750%	12/16/20	500	561
1	Republic of Honduras	7.500%	3/15/24	200	213
Total Honduras (Cost $726)					774

18

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hungary (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
Magyar Export-Import Bank Zrt	5.500%	2/12/18	750	787
[2,5] MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	400	442
Republic of Hungary	4.125%	2/19/18	1,150	1,192
Republic of Hungary	4.000%	3/25/19	500	520
Republic of Hungary	6.250%	1/29/20	1,315	1,466
Republic of Hungary	6.375%	3/29/21	3,472	3,955
Republic of Hungary	5.375%	2/21/23	1,762	1,945
Republic of Hungary	5.750%	11/22/23	1,370	1,550
Republic of Hungary	5.375%	3/25/24	1,625	1,808
Republic of Hungary	7.625%	3/29/41	1,050	1,480
Total Hungary (Cost $14,669)				15,145
India (2.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
Bank of Baroda	4.875%	7/23/19	975	1,039
Bank of India	3.625%	9/21/18	350	359
Bank of India	3.125%	5/6/20	400	398
Bank of India	6.250%	2/16/21	900	1,012
Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	400	426
Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	400
Canara Bank	5.250%	10/18/18	200	212
Export-Import Bank of India	4.000%	8/7/17	675	692
Export-Import Bank of India	3.875%	10/2/19	1,000	1,045
Export-Import Bank of India	2.750%	4/1/20	1,000	1,002
Export-Import Bank of India	4.000%	1/14/23	400	416
IDBI Bank Ltd.	4.375%	3/26/18	200	205
IDBI Bank Ltd.	3.750%	1/25/19	600	607
Indian Oil Corp. Ltd.	5.625%	8/2/21	500	557
Indian Oil Corp. Ltd.	5.750%	8/1/23	400	448
Indian Overseas Bank	4.625%	2/21/18	400	411
Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	200	208
NTPC Ltd.	5.625%	7/14/21	400	452
NTPC Ltd.	4.750%	10/3/22	200	216
NTPC Ltd.	4.375%	11/26/24	400	418
Oil India Ltd.	3.875%	4/17/19	600	623
Oil India Ltd.	5.375%	4/17/24	250	270
ONGC Videsh Ltd.	3.250%	7/15/19	700	716
ONGC Videsh Ltd.	3.750%	5/7/23	400	401
ONGC Videsh Ltd.	4.625%	7/15/24	500	522
Power Grid Corp. of India Ltd.	3.875%	1/17/23	400	407
State Bank of India	4.125%	8/1/17	250	257
State Bank of India	3.250%	4/18/18	1,100	1,122
State Bank of India	3.622%	4/17/19	1,100	1,138
2 State Bank of India	4.875%	4/17/24	400	440
Syndicate Bank	4.125%	4/12/18	400	410
Total India (Cost $16,477)				16,829
Indonesia (6.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.2%)
Bank Negara Indonesia Persero Tbk PT	4.125%	4/27/17	400	406
Lembaga Pembiayaan Ekspor Indonesia	3.750%	4/26/17	300	305
Majapahit Holding BV	7.250%	6/28/17	200	212

19

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Majapahit Holding BV	8.000%	8/7/19	350	399
Majapahit Holding BV	7.750%	1/20/20	1,925	2,198
Majapahit Holding BV	7.875%	6/29/37	400	485
Pelabuhan Indonesia II PT	4.250%	5/5/25	600	583
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	600	581
Pelabuhan Indonesia II PT	5.375%	5/5/45	500	455
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	204
Pertamina Persero PT	5.250%	5/23/21	450	473
Pertamina Persero PT	4.875%	5/3/22	2,550	2,627
Pertamina Persero PT	4.300%	5/20/23	250	248
2 Pertamina Persero PT	4.300%	5/20/23	430	427
Pertamina Persero PT	6.500%	5/27/41	200	204
2 Pertamina Persero PT	6.000%	5/3/42	750	720
Pertamina Persero PT	6.000%	5/3/42	1,250	1,203
Pertamina Persero PT	5.625%	5/20/43	425	392
2 Pertamina Persero PT	5.625%	5/20/43	200	185
Pertamina Persero PT	6.450%	5/30/44	1,100	1,125
Perusahaan Gas Negara Persero Tbk	5.125%	5/16/24	600	621
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	413
Perusahaan Listrik Negara PT	5.500%	11/22/21	950	1,023
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	460
2 Perusahaan Listrik Negara PT	5.250%	10/24/42	300	275
Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	600	624
Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	400	438
2 Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	200	219
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	628	628
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	610
Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	1,500	1,526
6 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	950	952
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	800	820
Republic of Indonesia	6.875%	1/17/18	1,957	2,117
Republic of Indonesia	11.625%	3/4/19	2,386	2,988
2 Republic of Indonesia	5.875%	3/13/20	350	389
Republic of Indonesia	5.875%	3/13/20	810	901
Republic of Indonesia	4.875%	5/5/21	2,300	2,489
Republic of Indonesia	3.750%	4/25/22	950	973
Republic of Indonesia	3.375%	4/15/23	1,100	1,090
Republic of Indonesia	5.375%	10/17/23	709	787
Republic of Indonesia	5.875%	1/15/24	1,000	1,141
Republic of Indonesia	4.125%	1/15/25	400	409
2 Republic of Indonesia	4.125%	1/15/25	200	205
Republic of Indonesia	4.750%	1/8/26	2,800	2,978
Republic of Indonesia	8.500%	10/12/35	1,350	1,879
Republic of Indonesia	6.625%	2/17/37	1,267	1,500
Republic of Indonesia	7.750%	1/17/38	1,520	1,991
Republic of Indonesia	5.250%	1/17/42	1,300	1,331
Republic of Indonesia	4.625%	4/15/43	2,175	2,113
2 Republic of Indonesia	6.750%	1/15/44	100	122
Republic of Indonesia	6.750%	1/15/44	850	1,041
Republic of Indonesia	5.125%	1/15/45	2,869	2,914
Republic of Indonesia	5.950%	1/8/46	1,000	1,125
Total Indonesia (Cost $50,641)				52,524

20

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
1 Republic of Iraq	5.800%	1/15/28	1,960	1,389
Total Iraq (Cost $1,562)				1,389
Jamaica (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
1 Jamaica	8.000%	6/24/19	550	599
1 Jamaica	7.625%	7/9/25	450	497
Jamaica	6.750%	4/28/28	1,200	1,230
1 Jamaica	8.000%	3/15/39	325	354
Jamaica	7.875%	7/28/45	600	624
Total Jamaica (Cost $3,167)				3,304
Jordan (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
Kingdom of Jordan	6.125%	1/29/26	350	370
Total Jordan (Cost $357)				370
Kazakhstan (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,600	1,450
KazAgro National Management Holding JSC	4.625%	5/24/23	600	503
2 Kazakhstan Temir Zholy Finance BV	6.375%	10/6/20	900	911
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	900	842
KazMunayGas National Co. JSC	9.125%	7/2/18	1,025	1,125
KazMunayGas National Co. JSC	7.000%	5/5/20	1,170	1,250
KazMunayGas National Co. JSC	6.375%	4/9/21	1,029	1,077
KazMunayGas National Co. JSC	5.750%	4/30/43	350	305
Republic of Kazakhstan	3.875%	10/14/24	900	879
Republic of Kazakhstan	5.125%	7/21/25	1,900	2,007
2 Republic of Kazakhstan	4.875%	10/14/44	400	362
Republic of Kazakhstan	6.500%	7/21/45	1,600	1,755
Total Kazakhstan (Cost $12,227)				12,466
Kenya (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Kenya	5.875%	6/24/19	300	296
2 Republic of Kenya	5.875%	6/24/19	200	198
2 Republic of Kenya	6.875%	6/24/24	200	188
Republic of Kenya	6.875%	6/24/24	1,525	1,434
Total Kenya (Cost $2,197)				2,116
Lebanon (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
Republic of Lebanon	9.000%	3/20/17	500	517
Republic of Lebanon	5.000%	10/12/17	825	819
Republic of Lebanon	5.150%	6/12/18	150	149
Republic of Lebanon	5.150%	11/12/18	975	970
Republic of Lebanon	5.500%	4/23/19	50	50
Republic of Lebanon	6.000%	5/20/19	450	453
Republic of Lebanon	5.450%	11/28/19	925	912
Republic of Lebanon	6.375%	3/9/20	2,041	2,066
Republic of Lebanon	5.800%	4/14/20	100	99
Republic of Lebanon	8.250%	4/12/21	1,890	2,062

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Lebanon	6.100%	10/4/22	1,914	1,892
Republic of Lebanon	6.000%	1/27/23	1,185	1,158
Republic of Lebanon	6.200%	2/26/25	100	97
Republic of Lebanon	6.250%	6/12/25	400	388
Republic of Lebanon	6.600%	11/27/26	1,700	1,670
Republic of Lebanon	6.750%	11/29/27	961	956
Republic of Lebanon	6.650%	2/26/30	1,100	1,075
Total Lebanon (Cost $15,528)				15,333
Malaysia (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Axiata SPV2 Bhd.	3.466%	11/19/20	350	359
Cagamas Global plc	2.745%	12/10/19	200	202
Export-Import Bank of Malaysia Bhd.	2.875%	12/14/17	400	407
2 Federation of Malaysia	4.646%	7/6/21	250	276
1 Malayan Banking Berhad	3.250%	9/20/22	700	708
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	900	900
7 Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	573
Petroliam Nasional Bhd.	7.625%	10/15/26	430	584
Petronas Capital Ltd.	5.250%	8/12/19	1,663	1,832
2 Petronas Capital Ltd.	5.250%	8/12/19	1,323	1,456
2 Petronas Capital Ltd.	7.875%	5/22/22	750	964
Petronas Capital Ltd.	3.500%	3/18/25	2,250	2,319
Petronas Capital Ltd.	4.500%	3/18/45	1,050	1,108
Petronas Global Sukuk Ltd.	2.707%	3/18/20	850	856
SSG Resources Ltd.	4.250%	10/4/22	400	415
Total Malaysia (Cost $12,613)				12,959
Mexico (8.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.4%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	500	510
Comision Federal de Electricidad	4.875%	5/26/21	1,250	1,309
Comision Federal de Electricidad	4.875%	1/15/24	400	414
2 Comision Federal de Electricidad	4.875%	1/15/24	600	620
Comision Federal de Electricidad	5.750%	2/14/42	700	691
2 Comision Federal de Electricidad	6.125%	6/16/45	200	202
Petroleos Mexicanos	5.750%	3/1/18	1,695	1,781
Petroleos Mexicanos	3.500%	7/18/18	800	809
2 Petroleos Mexicanos	5.500%	2/4/19	500	525
Petroleos Mexicanos	8.000%	5/3/19	2,273	2,535
Petroleos Mexicanos	6.000%	3/5/20	1,600	1,705
Petroleos Mexicanos	3.500%	7/23/20	800	784
Petroleos Mexicanos	5.500%	1/21/21	1,289	1,352
2 Petroleos Mexicanos	6.375%	2/4/21	1,100	1,188
Petroleos Mexicanos	4.875%	1/24/22	2,830	2,861
Petroleos Mexicanos	3.500%	1/30/23	1,550	1,445
Petroleos Mexicanos	4.875%	1/18/24	1,569	1,565
Petroleos Mexicanos	4.250%	1/15/25	1,460	1,384
Petroleos Mexicanos	4.500%	1/23/26	850	812
2 Petroleos Mexicanos	6.875%	8/4/26	3,950	4,349
Petroleos Mexicanos	6.625%	6/15/35	2,005	2,047
Petroleos Mexicanos	6.500%	6/2/41	2,020	2,030
Petroleos Mexicanos	5.500%	6/27/44	3,311	2,916
Petroleos Mexicanos	6.375%	1/23/45	1,460	1,442
Petroleos Mexicanos	5.625%	1/23/46	2,922	2,597

22

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United Mexican States	5.950%	3/19/19	1,695	1,898
	United Mexican States	8.125%	12/30/19	850	1,038
	United Mexican States	5.125%	1/15/20	1,580	1,746
	United Mexican States	3.500%	1/21/21	675	700
	United Mexican States	3.625%	3/15/22	2,232	2,312
	United Mexican States	4.000%	10/2/23	3,691	3,888
	United Mexican States	3.600%	1/30/25	1,949	1,992
	United Mexican States	4.125%	1/21/26	1,050	1,108
	United Mexican States	8.300%	8/15/31	520	793
	United Mexican States	7.500%	4/8/33	1,090	1,508
	United Mexican States	6.750%	9/27/34	1,386	1,810
	United Mexican States	6.050%	1/11/40	3,004	3,590
	United Mexican States	4.750%	3/8/44	2,650	2,703
	United Mexican States	5.550%	1/21/45	2,775	3,158
	United Mexican States	4.600%	1/23/46	2,875	2,865
	United Mexican States	5.750%	10/12/10	2,400	2,485
Total Mexico (Cost $70,756)					71,467
Mongolia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Mongolia	4.125%	1/5/18	400	374
	Mongolia	5.125%	12/5/22	1,050	827
[2,8]	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	186
Total Mongolia (Cost $1,481)					1,387
Morocco (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Kingdom of Morocco	4.250%	12/11/22	1,300	1,348
	Kingdom of Morocco	5.500%	12/11/42	425	448
2	OCP SA	5.625%	4/25/24	350	368
	OCP SA	5.625%	4/25/24	900	946
	OCP SA	4.500%	10/22/25	500	484
2	OCP SA	4.500%	10/22/25	450	438
	OCP SA	6.875%	4/25/44	300	313
2	OCP SA	6.875%	4/25/44	200	209
Total Morocco (Cost $4,433)					4,554
Mozambique (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
	Republic of Mozambique	10.500%	1/18/23	344	281
Total Mozambique (Cost $308)					281
Namibia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Namibia	5.500%	11/3/21	500	525
	Republic of Namibia	5.250%	10/29/25	400	394
Total Namibia (Cost $911)					919
Nigeria (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2	Africa Finance Corp.	4.375%	4/29/20	350	357
2	Federal Republic of Nigeria	5.125%	7/12/18	200	198
	Federal Republic of Nigeria	6.750%	1/28/21	250	243
	Federal Republic of Nigeria	6.375%	7/12/23	600	559
Total Nigeria (Cost $1,357)					1,357

23

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oman (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Lamar Funding Ltd.	3.958%	5/7/25	500	458
Total Oman (Cost $503)				458
Pakistan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
Islamic Republic of Pakistan	6.875%	6/1/17	375	388
2 Islamic Republic of Pakistan	7.250%	4/15/19	400	421
Islamic Republic of Pakistan	7.250%	4/15/19	900	944
Islamic Republic of Pakistan	6.750%	12/3/19	800	833
2 Islamic Republic of Pakistan	8.250%	4/15/24	250	264
Islamic Republic of Pakistan	8.250%	4/15/24	750	790
Islamic Republic of Pakistan	8.250%	9/30/25	200	211
Total Pakistan (Cost $3,733)				3,851
Panama (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
Republic of Panama	5.200%	1/30/20	1,973	2,175
1 Republic of Panama	4.000%	9/22/24	550	579
1 Republic of Panama	3.750%	3/16/25	1,300	1,339
Republic of Panama	7.125%	1/29/26	760	982
Republic of Panama	8.875%	9/30/27	1,245	1,790
1 Republic of Panama	3.875%	3/17/28	700	717
Republic of Panama	9.375%	4/1/29	450	674
1 Republic of Panama	6.700%	1/26/36	937	1,203
1 Republic of Panama	4.300%	4/29/53	600	578
Total Panama (Cost $9,692)				10,037
Paraguay (0.2%)
Republic of Paraguay	4.625%	1/25/23	800	813
Republic of Paraguay	6.100%	8/11/44	1,250	1,275
Total Paraguay (Cost $2,116)				2,088
Peru (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
2 Corp. Financiera de Desarrollo SA	3.250%	7/15/19	250	256
Corp. Financiera de Desarrollo SA	3.250%	7/15/19	500	513
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	212
Fondo MIVIVIENDA SA	3.500%	1/31/23	750	747
Republic of Peru	7.125%	3/30/19	471	541
Republic of Peru	7.350%	7/21/25	1,268	1,697
Republic of Peru	4.125%	8/25/27	1,000	1,071
Republic of Peru	8.750%	11/21/33	1,910	2,921
1 Republic of Peru	6.550%	3/14/37	861	1,114
Republic of Peru	5.625%	11/18/50	2,373	2,773
Total Peru (Cost $11,358)				11,845
Philippines (3.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
9 Power Sector Assets & Liabilities
Management Corp.	7.250%	5/27/19	1,064	1,237
9 Power Sector Assets & Liabilities
Management Corp.	7.390%	12/2/24	800	1,075
Republic of the Philippines	9.875%	1/15/19	450	550

24

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of the Philippines	8.375%	6/17/19	1,066	1,290
	Republic of the Philippines	6.500%	1/20/20	150	177
	Republic of the Philippines	4.000%	1/15/21	1,110	1,218
	Republic of the Philippines	4.200%	1/21/24	1,964	2,227
	Republic of the Philippines	10.625%	3/16/25	834	1,364
	Republic of the Philippines	5.500%	3/30/26	1,650	2,067
	Republic of the Philippines	9.500%	2/2/30	1,253	2,143
	Republic of the Philippines	7.750%	1/14/31	2,254	3,479
	Republic of the Philippines	6.375%	1/15/32	800	1,119
	Republic of the Philippines	6.375%	10/23/34	1,450	2,064
	Republic of the Philippines	5.000%	1/13/37	1,480	1,870
	Republic of the Philippines	3.950%	1/20/40	1,500	1,652
	Republic of the Philippines	3.700%	3/1/41	1,750	1,857
Total Philippines (Cost $23,786)					25,389
Poland (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
	Republic of Poland	6.375%	7/15/19	3,381	3,850
	Republic of Poland	5.125%	4/21/21	1,210	1,355
	Republic of Poland	5.000%	3/23/22	2,484	2,781
	Republic of Poland	3.000%	3/17/23	1,175	1,185
	Republic of Poland	4.000%	1/22/24	1,928	2,058
	Republic of Poland	3.250%	4/6/26	1,300	1,297
Total Poland (Cost $12,283)					12,526
Qatar (2.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	700	801
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	300	350
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	550
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	850	851
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	900	997
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,737
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	225	230
[2,10] Qatari Diar Finance QSC		5.000%	7/21/20	2,130	2,343
	QNB Finance Ltd.	2.125%	2/14/18	200	201
	QNB Finance Ltd.	2.750%	10/31/18	400	406
	QNB Finance Ltd.	2.875%	4/29/20	1,200	1,222
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	238	254
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	950	1,083
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	770	839
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	250	280
10	State of Qatar	2.099%	1/18/18	1,700	1,721
2	State of Qatar	6.550%	4/9/19	450	512
	State of Qatar	5.250%	1/20/20	1,100	1,221
2	State of Qatar	5.250%	1/20/20	1,857	2,061
2	State of Qatar	4.500%	1/20/22	1,050	1,162
10	State of Qatar	3.241%	1/18/23	475	494
2	State of Qatar	9.750%	6/15/30	600	983
	State of Qatar	9.750%	6/15/30	325	532
2	State of Qatar	6.400%	1/20/40	500	668
	State of Qatar	6.400%	1/20/40	1,062	1,419
2	State of Qatar	5.750%	1/20/42	616	768
	State of Qatar	5.750%	1/20/42	600	748
Total Qatar (Cost $23,897)					24,433

25

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Romania (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Republic of Romania	6.750%	2/7/22	2,242	2,651
Republic of Romania	4.375%	8/22/23	1,754	1,862
Republic of Romania	4.875%	1/22/24	300	328
2 Republic of Romania	4.875%	1/22/24	100	109
2 Republic of Romania	6.125%	1/22/44	200	243
Republic of Romania	6.125%	1/22/44	520	632
Total Romania (Cost $5,662)				5,825
Russia (8.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.0%)
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	770	854
Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	900	858
2 Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	206
Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,150	1,174
Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	900	982
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	2,300	2,639
Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	278	274
Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	1,100	1,164
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	925	998
Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	354
Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	614
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	725	880
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	1,125	1,245
Gazprombank OJSC Via GPB Eurobond Finance plc	5.625%	5/17/17	600	614
Gazprombank OJSC Via GPB Eurobond Finance plc	7.250%	5/3/19	200	210
Gazprombank OJSC Via GPB Eurobond Finance plc	4.960%	9/5/19	900	908
2 Rosneft Finance SA	7.875%	3/13/18	100	107
Rosneft Finance SA	7.875%	3/13/18	850	914
Rosneft Finance SA	7.250%	2/2/20	200	219
Rosneft Oil Co. via Rosneft International
Finance Ltd.	4.199%	3/6/22	1,727	1,660
Russian Agricultural Bank OJSC Via RSHB
Capital SA	6.299%	5/15/17	300	307
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.298%	12/27/17	818	837
Russian Agricultural Bank OJSC Via RSHB
Capital SA	7.750%	5/29/18	500	537
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	1,700	1,743
2 Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	100	103
Russian Federation	3.250%	4/4/17	1,000	1,010
Russian Federation	11.000%	7/24/18	2,003	2,352
Russian Federation	3.500%	1/16/19	1,000	1,011
2 Russian Federation	3.500%	1/16/19	300	303
Russian Federation	5.000%	4/29/20	4,000	4,234
Russian Federation	4.500%	4/4/22	1,600	1,669
2 Russian Federation	4.875%	9/16/23	450	480
Russian Federation	4.875%	9/16/23	4,400	4,686
Russian Federation	12.750%	6/24/28	1,475	2,535
1 Russian Federation	7.500%	3/31/30	7,748	9,432
Russian Federation	5.625%	4/4/42	2,200	2,311

26

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Russian Federation	5.875%	9/16/43	1,400	1,516
Russian Railways via RZD Capital plc	5.700%	4/5/22	1,800	1,867
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	781
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	1,500	1,584
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,100	2,248
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	224	224
SCF Capital Ltd.	5.375%	10/27/17	200	203
Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	300	304
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	1,000	999
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,050	1,103
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	1,025	1,028
Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,124
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	200
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	450	471
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	275	282
VTB Bank OJSC Via VTB Capital SA	6.315%	2/22/18	400	420
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	875	930
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	1,050	1,130
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	1,125	1,119
Total Russia (Cost $64,347)				67,957
Saudi Arabia (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
SABIC Capital II BV	2.625%	10/3/18	1,000	1,012
Saudi Electricity Global Sukuk Co.	2.665%	4/3/17	400	402
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	649
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	750	748
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	700	669
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	661
Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	850	864
Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	500	494
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	298
Total Saudi Arabia (Cost $5,831)				5,797
Senegal (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Republic of Senegal	8.750%	5/13/21	500	543
Republic of Senegal	6.250%	7/30/24	200	188
Total Senegal (Cost $740)				731
Serbia, Republic Of (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
Republic of Serbia	5.250%	11/21/17	720	744
2 Republic of Serbia	5.875%	12/3/18	200	211
Republic of Serbia	5.875%	12/3/18	1,300	1,370
Republic of Serbia	4.875%	2/25/20	700	716
Republic of Serbia	7.250%	9/28/21	2,300	2,604
Total Serbia, Republic Of (Cost $5,563)				5,645
South Africa (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,100	1,976
Eskom Holdings SOC Ltd.	6.750%	8/6/23	880	828
Eskom Holdings SOC Ltd.	7.125%	2/11/25	100	94
2 Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	187

27

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of South Africa	6.875%	5/27/19	1,195	1,315
	Republic of South Africa	5.500%	3/9/20	2,270	2,415
	Republic of South Africa	5.875%	5/30/22	971	1,062
	Republic of South Africa	4.665%	1/17/24	1,200	1,203
	Republic of South Africa	5.875%	9/16/25	1,800	1,940
	Republic of South Africa	6.250%	3/8/41	993	1,087
	Republic of South Africa	5.375%	7/24/44	700	687
2	Transnet SOC Ltd.	4.000%	7/26/22	800	731
Total South Africa (Cost $13,682)					13,525
Sri Lanka (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Bank of Ceylon	6.875%	5/3/17	250	254
	Bank of Ceylon	5.325%	4/16/18	500	496
	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	400	408
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	204
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	250
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	1,032	1,050
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	800	773
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	1,000	979
	National Savings Bank	8.875%	9/18/18	400	420
	Republic of Sri Lanka	6.250%	7/27/21	1,950	1,946
Total Sri Lanka (Cost $6,825)					6,780
Supranational (0.1%)
Corporate Bond (0.1%)
2	Banque Ouest Africaine de Developpement	5.500%	5/6/21	1,200	1,189
Total Supranational (Cost $1,187)					1,189
Thailand (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Krung Thai Bank PCL	2.250%	9/11/18	400	402
1	Krung Thai Bank PCL	5.200%	12/26/24	450	464
	PTT Public Co. Ltd.	3.375%	10/25/22	525	537
	PTT Public Co. Ltd.	4.500%	10/25/42	400	389
Total Thailand (Cost $1,734)					1,792
Trinidad And Tobago (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	700	731
2	Republic of Trinidad & Tobago	4.375%	1/16/24	200	210
Total Trinidad And Tobago (Cost $979)					941
Tunisia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Banque Centrale de Tunisie SA	5.750%	1/30/25	850	765
Total Tunisia (Cost $808)					765
Turkey (5.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
	Export Credit Bank of Turkey	5.875%	4/24/19	600	634
2	Export Credit Bank of Turkey	5.375%	2/8/21	500	516
2	Export Credit Bank of Turkey	5.000%	9/23/21	400	404
	Hazine Mustesarligi Varlik Kiralama AS	4.557%	10/10/18	250	259
[2,11] Hazine Mustesarligi Varlik Kiralama AS		4.489%	11/25/24	400	401

28

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Turkey	7.500%	7/14/17	991	1,057
11	Republic of Turkey	2.803%	3/26/18	700	701
	Republic of Turkey	6.750%	4/3/18	1,987	2,140
2	Republic of Turkey	4.557%	10/10/18	150	155
	Republic of Turkey	7.000%	3/11/19	2,290	2,544
	Republic of Turkey	7.500%	11/7/19	2,166	2,480
	Republic of Turkey	7.000%	6/5/20	630	716
	Republic of Turkey	5.625%	3/30/21	1,901	2,060
	Republic of Turkey	5.125%	3/25/22	825	876
	Republic of Turkey	6.250%	9/26/22	2,004	2,248
	Republic of Turkey	3.250%	3/23/23	1,601	1,527
	Republic of Turkey	5.750%	3/22/24	2,250	2,469
	Republic of Turkey	7.375%	2/5/25	2,750	3,334
	Republic of Turkey	4.250%	4/14/26	1,000	986
	Republic of Turkey	4.875%	10/9/26	1,550	1,598
	Republic of Turkey	11.875%	1/15/30	775	1,337
	Republic of Turkey	8.000%	2/14/34	757	998
	Republic of Turkey	6.875%	3/17/36	2,698	3,213
	Republic of Turkey	7.250%	3/5/38	335	417
	Republic of Turkey	6.750%	5/30/40	1,110	1,318
	Republic of Turkey	6.000%	1/14/41	2,100	2,282
	Republic of Turkey	4.875%	4/16/43	3,919	3,677
	Republic of Turkey	6.625%	2/17/45	1,700	2,013
2	TC Ziraat Bankasi AS	4.250%	7/3/19	200	202
2	TC Ziraat Bankasi AS	4.750%	4/29/21	800	800
	Turkiye Halk Bankasi AS	4.875%	7/19/17	425	433
	Turkiye Halk Bankasi AS	4.750%	6/4/19	400	404
2	Turkiye Halk Bankasi AS	4.750%	6/4/19	250	253
	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	387
	Turkiye Halk Bankasi AS	4.750%	2/11/21	700	686
	Turkiye Vakiflar Bankasi Tao	5.750%	4/24/17	200	206
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	700	701
	Turkiye Vakiflar Bankasi Tao	5.000%	10/31/18	200	205
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	800	798
1	Turkiye Vakiflar Bankasi Tao	6.875%	2/3/25	200	200
Total Turkey (Cost $46,577)					47,635
Ukraine (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
1	Oschadbank Via SSB #1 plc	9.625%	3/20/25	1,200	1,080
2	Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	178
	Ukraine	7.750%	9/1/19	1,500	1,449
	Ukraine	7.750%	9/1/20	500	480
2	Ukraine	7.750%	9/1/20	1,428	1,383
2	Ukraine	7.750%	9/1/21	907	874
	Ukraine	7.750%	9/1/22	500	477
	Ukraine	7.750%	9/1/23	1,500	1,423
	Ukraine	7.750%	9/1/24	1,750	1,657
	Ukraine	7.750%	9/1/26	1,500	1,401
	Ukraine	7.750%	9/1/27	800	745
2	Ukraine Railways via Shortline plc	9.500%	5/21/18	200	176
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	600	555
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	181
Total Ukraine (Cost $11,925)					12,059

29

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
United Arab Emirates (4.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.4%)
2	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	400	407
2	Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	850	897
2	Abu Dhabi National Energy Co. PJSC	2.500%	1/12/18	400	401
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	306
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	222
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,800	1,763
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	200	198
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	825	1,009
4	ADCB Finance Cayman Ltd.	1.929%	1/9/17	200	200
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	1,000	1,003
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	400	403
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	900	896
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	440
	AHB Sukuk Co. Ltd.	3.267%	10/8/18	200	204
	DEWA Sukuk 2013 Ltd.	3.000%	3/5/18	650	659
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	716	762
2	Dolphin Energy Ltd.	5.500%	12/15/21	820	921
	DP World Ltd.	3.250%	5/18/20	1,250	1,263
2	DP World Ltd.	6.850%	7/2/37	1,250	1,295
2	DP World Sukuk Ltd.	6.250%	7/2/17	670	700
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	232
2	Dubai Electricity & Water Authority	7.375%	10/21/20	1,475	1,739
2	Emirate of Abu Dhabi	6.750%	4/8/19	950	1,092
2	Emirate of Abu Dhabi	3.125%	5/3/26	1,800	1,813
	Emirate of Dubai	4.900%	5/2/17	400	411
	Emirate of Dubai	7.750%	10/5/20	500	597
	Emirate of Dubai	3.875%	1/30/23	1,100	1,123
	Emirate of Dubai	5.250%	1/30/43	200	185
[1,2]	Emirates Airline	4.500%	2/6/25	823	831
	Emirates NBD PJSC	4.625%	3/28/17	675	691
	Emirates NBD PJSC	3.250%	11/19/19	335	339
1	Emirates NBD PJSC	4.875%	3/28/23	950	973
	Emirates Telecommunications Group Co. PJSC	2.375%	6/18/19	600	605
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	200	206
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	251
2	IPIC GMTN Ltd.	5.000%	11/15/20	1,400	1,536
2	IPIC GMTN Ltd.	5.500%	3/1/22	710	801
2	IPIC GMTN Ltd.	6.875%	11/1/41	800	1,073
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	448
2	MDC-GMTN B.V.	7.625%	5/6/19	500	580
2	MDC-GMTN B.V.	5.500%	4/20/21	450	509
	MDC-GMTN B.V.	3.250%	4/28/22	500	510
2	MDC-GMTN B.V.	3.250%	4/28/22	200	204
1	Medjool Ltd.	3.875%	3/19/23	265	266
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	1,100	1,126
	National Bank of Abu Dhabi PJSC	2.250%	2/11/20	425	425
	Noor Sukuk Co. Ltd.	2.788%	4/28/20	350	344
2	NOVA Chemicals Corp.	5.250%	8/1/23	900	908
	RAK Capital	3.297%	10/21/18	400	410
	RAK Capital	3.094%	3/31/25	500	488
	RAKFunding Cayman Ltd.	3.250%	6/24/19	950	949

30

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ruwais Power Co. PJSC	6.000%	8/31/36	400	445
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	414
[1,2]	Waha Aerospace BV	3.925%	7/28/20	666	691
Total United Arab Emirates (Cost $36,927)					37,164
United States (0.0%)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Note/Bond	5.125%	5/15/16	15	15
	United States Treasury Note/Bond	0.500%	2/28/17	20	20
	United States Treasury Note/Bond	0.875%	2/28/17	5	5
	United States Treasury Note/Bond	3.000%	2/28/17	10	10
	United States Treasury Note/Bond	2.125%	8/15/21	5	5
	United States Treasury Note/Bond	2.750%	2/15/24	35	38
	United States Treasury Note/Bond	3.750%	8/15/41	5	6
Total United States (Cost $97)					99
Uruguay (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1	Oriental Republic of Uruguay	8.000%	11/18/22	298	375
1	Oriental Republic of Uruguay	4.500%	8/14/24	1,589	1,688
1	Oriental Republic of Uruguay	4.375%	10/27/27	710	730
	Oriental Republic of Uruguay	7.875%	1/15/33	346	453
1	Oriental Republic of Uruguay	7.625%	3/21/36	1,316	1,709
1	Oriental Republic of Uruguay	4.125%	11/20/45	350	302
1	Oriental Republic of Uruguay	5.100%	6/18/50	3,065	2,877
Total Uruguay (Cost $8,078)					8,134
Venezuela (2.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.4%)
	Bolivarian Republic of Venezuela	13.625%	8/15/18	566	393
	Bolivarian Republic of Venezuela	7.000%	12/1/18	1,260	564
	Bolivarian Republic of Venezuela	7.750%	10/13/19	1,606	644
	Bolivarian Republic of Venezuela	6.000%	12/9/20	956	351
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	3,265	1,512
	Bolivarian Republic of Venezuela	9.000%	5/7/23	1,851	714
	Bolivarian Republic of Venezuela	8.250%	10/13/24	1,909	714
	Bolivarian Republic of Venezuela	7.650%	4/21/25	1,700	620
	Bolivarian Republic of Venezuela	11.750%	10/21/26	1,427	606
	Bolivarian Republic of Venezuela	9.250%	9/15/27	2,622	1,111
	Bolivarian Republic of Venezuela	9.250%	5/7/28	540	207
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	4,129	1,753
	Bolivarian Republic of Venezuela	9.375%	1/13/34	1,400	541
	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	492
	CA La Electricidad de Caracas	8.500%	4/10/18	320	128
	CITGO Holding Inc.	10.750%	2/15/20	100	98
2	CITGO Holding Inc.	10.750%	2/15/20	950	929
2	CITGO Petroleum Corp.	6.250%	8/15/22	535	522
	CITGO Petroleum Corp.	6.250%	8/15/22	100	98
1	Petroleos de Venezuela SA	8.500%	11/2/17	2,972	1,733
1	Petroleos de Venezuela SA	9.000%	11/17/21	1,858	731
1	Petroleos de Venezuela SA	12.750%	2/17/22	555	257
1	Petroleos de Venezuela SA	6.000%	5/16/24	6,250	2,109
1	Petroleos de Venezuela SA	6.000%	11/15/26	3,966	1,335

31

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos de Venezuela SA	5.375%	4/12/27	3,745	1,316
1	Petroleos de Venezuela SA	9.750%	5/17/35	2,063	825
	Petroleos de Venezuela SA	5.500%	4/12/37	1,410	487
Total Venezuela (Cost $24,512)					20,790
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Socialist Republic of Vietnam	6.750%	1/29/20	519	578
	Socialist Republic of Vietnam	4.800%	11/19/24	575	587
2	Socialist Republic of Vietnam	4.800%	11/19/24	200	203
Total Vietnam (Cost $1,330)					1,368
Zambia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Zambia	5.375%	9/20/22	725	538
	Republic of Zambia	8.500%	4/14/24	600	496
2	Republic of Zambia	8.500%	4/14/24	450	372
1	Zambia Government International Bond	8.970%	7/30/27	700	575
Total Zambia (Cost $2,292)					1,981

				Shares
Temporary Cash Investments (1.0%)
12	Vanguard Market Liquidity Fund	0.495%		8,948,000	8,948
Total Temporary Cash Investments (Cost $8,948)					8,948
Total Investments (99.3%) (Cost $835,096)					844,472

					Amount
					($000)
Other Assets and Liabilities (0.7%)
Other Assets
Investment in Vanguard					67
Receivables for Investment Securities Sold					7,785
Receivables for Accrued Income					12,022
Receivables for Capital Shares Issued					707
Total Other Assets					20,581
Liabilities
Payables for Investment Securities Purchased					(14,229)
Payables for Capital Shares Redeemed					(40)
Payables for Distributions					(104)
Payables to Vanguard					(315)
Other Liabilities					(209)
Total Liabilities					(14,897)
Net Assets (100%)					850,156

32

Emerging Markets Government Bond Index Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	844,681
Undistributed Net Investment Income	2,754
Accumulated Net Realized Losses	(6,655)
Unrealized Appreciation (Depreciation)	9,376
Net Assets	850,156

Investor Shares—Net Assets
Applicable to 1,024,662 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,976
Net Asset Value Per Share—Investor Shares	$9.74

ETF Shares—Net Assets
Applicable to 8,605,928 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	668,434
Net Asset Value Per Share—ETF Shares	$77.67

Admiral Shares—Net Assets
Applicable to 7,793,063 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	151,743
Net Asset Value Per Share—Admiral Shares	$19.47

Institutional Shares—Net Assets
Applicable to 640,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,003
Net Asset Value Per Share—Institutional Shares	$31.25

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate value of these securities was $104,175,000, representing 12.3% of net assets.
3 Guaranteed by the Republic of Azerbaijan.
4 Adjustable-rate security.
5 Guaranteed by the Republic of Hungary.
6 Guaranteed by the Republic of Indonesia.
7 Guaranteed by the Federation of Malaysia.
8 Guaranteed by the Government of Mongolia.
9 Guaranteed by the Republic of the Philippines.
10 Guaranteed by the State of Qatar.
11 Guaranteed by the Republic of Turkey.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Emerging Markets Government Bond Index Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Interest[1]	20,103
Total Income	20,103
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative—Investor Shares	14
Management and Administrative—ETF Shares	891
Management and Administrative—Admiral Shares	217
Management and Administrative—Institutional Shares	20
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	22
Marketing and Distribution—Admiral Shares	7
Marketing and Distribution—Institutional Shares	—
Custodian Fees	17
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—ETF Shares	9
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—Institutional Shares	—
Total Expenses	1,214
Net Investment Income	18,889
Realized Net Gain (Loss) on Investment Securities Sold	(3,645)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	23,768
Net Increase (Decrease) in Net Assets Resulting from Operations	39,012
1 Interest income from an affiliated company of the fund was $15,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,889	22,613
Realized Net Gain (Loss)	(3,645)	(3,826)
Change in Unrealized Appreciation (Depreciation)	23,768	(18,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,012	685
Distributions
Net Investment Income
Investor Shares	(220)	(399)
ETF Shares	(13,556)	(15,477)
Admiral Shares	(3,439)	(5,622)
Institutional Shares	(363)	(388)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(17,578)	(21,886)
Capital Share Transactions
Investor Shares	713	2,155
ETF Shares	151,015	292,555
Admiral Shares	17,355	18,272
Institutional Shares	9,089	10,675
Net Increase (Decrease) from Capital Share Transactions	178,172	323,657
Total Increase (Decrease)	199,606	302,456
Net Assets
Beginning of Period	650,550	348,094
End of Period[1]	850,156	650,550
1 Net Assets—End of Period includes undistributed net investment income of $2,754,000 and $1,443,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
	Six Months			May 14,
		Year Ended
	Ended			2013[1] to
		October 31,
	April 30,			Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.50	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	. 233	. 427	. 417.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	.231	(.447)	.213	(.261)
Total from Investment Operations	. 464	(. 020)	. 630	(.112)
Distributions
Dividends from Net Investment Income	(. 224)	(. 430)	(. 420)	(.148)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 224)	(. 430)	(. 420)	(.148)
Net Asset Value, End of Period	$9.74	$9.50	$9.95	$9.74

Total Return[3]	4.99%	-0.16%	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$9	$7	$4
Ratio of Total Expenses to Average Net Assets	0.50%	0.49%	0.49%	0.49%[4]
Ratio of Net Investment Income to Average Net Assets	5.04%	4.52%	4.35%	3.81%[4]
Portfolio Turnover Rate [5]	24%	20%	27%	38%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.00, $.01, $.00, and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months			May 31,
	Ended		Year Ended	2013[1] to
	April 30,		October 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.81	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	1.916	3.516	3.429	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.780	(3.556)	1.700	(2.086)
Total from Investment Operations	3.696	(.040)	5.129	(.869)
Distributions
Dividends from Net Investment Income	(1.836)	(3.550)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.836)	(3.550)	(3.439)	(.941)
Net Asset Value, End of Period	$77.67	$75.81	$79.40	$77.71

Total Return	5.00%	-0.01%	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$668	$501	$222	$85
Ratio of Total Expenses to Average Net Assets	0.33%	0.34%	0.34%	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	5.21%	4.67%	4.50%	3.95%[3]
Portfolio Turnover Rate [4]	24%	20%	27%	38%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Includes increases from purchase fees of $.03, $.06, $.01, and $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months			May 14,
	Ended		Year Ended	2013[1] to
	April 30,		October 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.00	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 482	. 885	. 863	. 309
Net Realized and Unrealized Gain (Loss) on Investments[2]	.452	(. 894)	.427	(.522)
Total from Investment Operations	.934	(.009)	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 464)	(. 891)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 464)	(. 891)	(. 870)	(. 307)
Net Asset Value, End of Period	$19.47	$19.00	$19.90	$19.48

Total Return[3]	5.02%	0%	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$152	$131	$118	$55
Ratio of Total Expenses to Average Net Assets	0.33%	0.33%	0.34%	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	5.21%	4.68%	4.50%	3.96%[4]
Portfolio Turnover Rate [5]	24%	20%	27%	38%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.01, $.02, $.00, and $.06.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months	Feb. 11,	Nov. 25,
	Ended	2015[1] to	2014[1] to
	April 30,	Oct. 31,	Dec. 18,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	.781	1.019	.108
Net Realized and Unrealized Gain (Loss) on Investments[2]	.719	(.159)	(1.240)
Total from Investment Operations	1.500	.860	(1.132)
Distributions
Dividends from Net Investment Income	(.750)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.750)	(1.080)	(.108)
Net Asset Value, End of Period	$31.25	$30.50	$30.29

Total Return [3]	5.02%	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$10	$0
Ratio of Total Expenses to Average Net Assets	0.30%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	5.24%	4.74%	4.72%
Portfolio Turnover Rate[4]	24%	20%[5]	20%[5]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the Net Asset Value represents the per share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations.
2 Includes increases from purchase fees of $.01 for the current period and $.04 in aggregate for the periods related to the fiscal year ended October 31, 2015.
3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years October 31, 2013–2015, and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

Emerging Markets Government Bond Index Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $67,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

41

Emerging Markets Government Bond Index Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	99	—
Sovereign Bonds	—	835,425	—
Temporary Cash Investments	8,948	—	—
Total	8,948	835,524	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2016, the fund realized $669,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2015, the fund had available capital losses totaling $3,679,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2016, the cost of investment securities for tax purposes was $835,096,000. Net unrealized appreciation of investment securities for tax purposes was $9,376,000, consisting of unrealized gains of $20,727,000 on securities that had risen in value since their purchase and $11,351,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2016, the fund purchased $281,239,000 of investment securities and sold $106,395,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases and sales of U.S. government securities. Total purchases and sales include $155,066,000 and $21,249,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

42

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2016	October 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	1,792	189	6,261	646
Issued in Lieu of Cash Distributions	187	20	339	35
Redeemed	(1,266)	(135)	(4,445)	(461)
Net Increase (Decrease)—Investor Shares	713	74	2,155	220
ETF Shares
Issued[1]	173,032	2,301	338,399	4,403
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(22,017)	(300)	(45,844)	(600)
Net Increase (Decrease)—ETF Shares	151,015	2,001	292,555	3,803
Admiral Shares
Issued[1]	31,367	1,667	53,419	2,758
Issued in Lieu of Cash Distributions	2,918	155	4,782	249
Redeemed	(16,930)	(903)	(39,929)	(2,079)
Net Increase (Decrease)—Admiral Shares	17,355	919	18,272	928
Institutional Shares[2]
Issued[1]	8,764	295	19,856	637
Issued in Lieu of Cash Distributions	363	12	354	12
Redeemed	(38)	(1)	(9,535)	(315)
Net Increase (Decrease)—Institutional Shares	9,089	306	10,675	334
1 Includes purchase fees for fiscal 2016 and 2015 of $282,000 and $592,000, respectively (fund totals).
2 Institutional shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional shares were next issued on February 11, 2015. The table reflects all Institutional transactions beginning November 25, 2014.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

43

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

44

Six Months Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,049.87	$2.55
ETF Shares	1,000.00	1,049.97	1.68
Admiral Shares	1,000.00	1,050.20	1.68
Institutional Shares	1,000.00	1,050.24	1.53
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.38	$2.51
ETF Shares	1,000.00	1,023.22	1.66
Admiral Shares	1,000.00	1,023.22	1.66
Institutional Shares	1,000.00	1,023.37	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares, 0.33% for ETF Shares, 0.33% for Admiral Shares, and 0.30% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Government Bond Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

46

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

47

Vanguard Emerging Markets Government Bond Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays USD Emerging Markets Government RIC Capped Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

48

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11202 062016

Semiannual Report | April 30, 2016

Vanguard Global Minimum Volatility Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	33
Trustees Approve Advisory Arrangement.	35
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	0.12%
Admiral™ Shares	0.24
FTSE Global All Cap Index (USD Hedged)	-1.96
Global Funds Average	-1.49
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Minimum Volatility Fund
Investor Shares	$11.81	$11.45	$0.205	$0.159
Admiral Shares	23.62	22.91	0.427	0.318

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard Global Minimum Volatility Fund returned 0.12% for Investor Shares and 0.24% for Admiral Shares. This modest gain placed it ahead of its benchmark index and the average return of global funds.

However, as I’ve written in the past, you should evaluate this fund based on whether it met its objective of delivering a smoother ride than the global stock market as a whole. Once again, it did—a tribute to the skill of its advisor, Vanguard Quantitative Equity Group (QEG).

During the bumpy half year, the monthly returns of the global stock market—as measured by the fund’s benchmark, the FTSE Global All Cap Index (USD Hedged)—ranged from a low of about –6% to a high of about 6%. By comparison, your fund’s monthly returns ranged from about –2% to about 4%.

Statistically, we assess volatility using standard deviation, a calculation of the degree to which the fund’s return in a given period varies from its average return. Your fund’s annualized daily volatility for the six months was nearly 17% less than that of the benchmark.

Another indicator of your fund’s success is its risk-adjusted return—its return divided by the standard deviation of its returns. Because this is a measure of return earned per unit of risk taken, higher is better. For the six months, the fund’s risk-adjusted return was positive, while that of its benchmark was negative.

After traveling a rocky road, global stocks didn’t move far
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After a modest early gain, stocks tumbled, especially in January. They surged in March as investors cheered the Federal Reserve’s indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns for U.S.-based investors. Developed markets, especially Europe, notched weak results, while emerging markets advanced slightly.

Still-low interest rates helped bonds outperform stocks
The broad U.S. bond market returned almost 3% for the half year. After modest declines in November and December, the U.S. bond market posted four months of gains, helped by the Fed’s cautious approach to raising short-term interest rates.

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term rates a quarter of a percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 9% in local currencies. After currency hedging, international bonds returned more than 3%, ahead of the broad U.S. bond market and the broad U.S. and international stock markets.

As stocks sank then climbed, your fund’s path was steadier
Anyone hoping that markets might settle a bit after the Fed’s long-anticipated December interest rate increase would have been disappointed. In January, many U.S. and international stock markets fell into or near bear-market territory, in part because of concerns about global economic growth. (A decline of 20% or more lasting at least two months generally qualifies as a bear market for stocks.) As I noted, stocks rebounded in March and, to a lesser extent, in April.

This type of roller-coaster environment can help set the stage for the success of your fund’s lower-volatility investment strategy. Of course, whether the fund does outperform depends on its stock

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.27%	0.21%	1.27%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2016, the fund’s annualized expense ratios were 0.27% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Global Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

selection process, which is more fully explained in the Advisor’s Report that follows this letter.

Your fund’s holdings in the United States, which make up about half of its total assets, earned a modest single-digit gain that provided a meaningful edge over its benchmark. Holdings in the developed Pacific Rim, especially Japan, also helped. But some emerging-market holdings, including Brazilian energy and industrial stocks, held back results.

With about half of the fund’s assets invested in the stocks of companies with headquarters outside the United States, foreign currency hedging is an important element of the fund’s strategy to manage volatility. Because swings in currency exchange rates can create significant “noise,” QEG uses forward currency contracts to lock in future exchange rates, which helps to tame volatility.

When the U.S. dollar was strengthening, hedging also helped the fund’s return—although this was not the strategy’s goal. Hedging doesn’t materially affect your fund’s performance versus its benchmark, which is similarly hedged. But you can see the effect of hedging in the current period, when the dollar weakened against several major currencies: The FTSE Global All Cap Index before hedging returned –0.42%, compared with –1.96% when hedged.

Among industry groups, the advisor’s selections in financials, the fund’s largest sector, performed especially well compared with those in the benchmark. Holdings in the consumer discretionary sector declined a bit more than the benchmark’s.

Whether index or active investing, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites.

At Vanguard, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

As an indexing pioneer, we opened the first index mutual fund in 1976, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what later became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

6

Talent and experience are also vital regardless of a fund’s management style.

The indexing expertise honed over many decades by our portfolio managers helps our stock and bond index funds meet their objectives of closely tracking their benchmarks.

Our active funds also benefit from world-class managers—both our own experts, such as the team that manages your fund, and those we hire from around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see

Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 18, 2016

7

Advisor’s Report

For the six months ended April 30, 2016, Vanguard Global Minimum Volatility Fund returned 0.12% for Investor Shares and 0.24% for Admiral Shares with an annualized daily volatility of 11.93%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned –1.96% with an annualized daily volatility of 14.32%.1

Investment objective
Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s daily volatility averaged about 17% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods with spikes in volatility, you should expect this fund’s volatility to rise as well—just not by the same magnitude.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure in the long term is the fund’s risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. We caution that a six-month window can be too short of a time frame for a proper analysis, but for the semiannual period, the risk-adjusted return was 0.01, compared with –0.14 for the benchmark. Global equity markets experienced lower returns and a higher level of volatility than in the prior fiscal year, resulting in lower risk-adjusted returns. Since the fund’s inception on December 12, 2013, its risk-adjusted return was 1.05, compared with 0.50 for the benchmark.

Investment strategy
In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how their returns move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs, while not relying solely on volatility estimates.

1 To get the annualized daily volatility, we calculate the standard deviation of daily returns and multiply it by the square root of 252, generally the number of trading days in a year.

8

Our process also considers currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,700 stocks in the FTSE index, we construct a portfolio of about 400–450 stocks.

The investment environment
The return of the unhedged FTSE Global All Cap Index was –0.42%. This highlights the unimpressive six-month results of global equities, which struggled in late 2015 and early 2016 but substantially recovered in March and April. Although only four of the ten sectors within the benchmark had negative returns, larger sectors such as financials and health care drove down its overall return.

The fund’s hedged benchmark under-performed its unhedged counterpart by about 1½ percentage points. As foreign currencies strengthened, hedging removed the opportunity for U.S. investors to benefit when foreign stocks’ local returns were translated into dollars. Previously, when those currencies were generally weakening, hedging helped the fund’s absolute performance. We have cautioned in prior reports that this benefit could reverse.

It is important to remember that Vanguard doesn’t forecast exchange rates or use currency hedging to enhance returns. Rather, hedging currency exposure is an important element of our volatility-reduction strategy.

Although the market did experience spikes in volatility over the period, average levels were still below longer-term expectations. For example, the Chicago Board Options Exchange Volatility Index (known as VIX), which is a measure of implied volatility of S&P 500 index options, had a 10-year average level of 20.2, compared with 18.2 for the last six months.

The fund’s successes and shortfalls
As we stated earlier, the fund met its objective of lower volatility than the broader equity market measured by daily volatility for the semiannual period. When we look at volatility over longer periods

9

of monthly returns, the benefits are even clearer. Since inception, the fund has delivered a 34% reduction in the annualized volatility of monthly returns relative to its benchmark.

A combination of factors helped reduce the fund’s volatility during the six months. Our strategy of holding stocks that have lower correlations with one another provided diversification benefits. Among sectors, on average, we were overweighted in less volatile ones such as consumer staples and telecommunication services and underweighted in one of the benchmark’s more volatile industry groups, energy.

As for country allocations, we benefited by limiting our exposure to Greece, one of the period’s most volatile countries. However, our volatility estimates led to small overweight positions in the United Kingdom and India, both of which proved more volatile than anticipated, modestly trimming our results.

We continue to see our approach to portfolio construction pay off in reduced volatility. The portfolio also outperformed the benchmark in terms of relative return, but as we’ve noted, a strategy such as ours can reward or fall short of investor expectations over shorter periods. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective.

We thank you for your investment and look forward to the second half of the fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

May 20, 2016

10

Global Minimum Volatility Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.27%	0.21%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	401	7,692
Median Market Cap	$7.2B	$32.0B
Price/Earnings Ratio	21.8x	20.3x
Price/Book Ratio	2.5x	2.0x
Return on Equity	15.5%	15.7%
Earnings Growth
Rate	4.0%	7.6%
Dividend Yield	2.7%	2.6%
Turnover Rate
(Annualized)	40%	—
Short-Term
Reserves	0.6%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Consumer Discretionary	10.6%	12.8%
Consumer Staples	14.2	9.8
Energy	1.8	6.6
Financials	19.1	21.2
Health Care	11.3	11.5
Industrials	10.7	11.6
Information Technology	9.6	13.9
Materials	6.9	5.6
Telecommunication Services	8.0	3.5
Utilities	7.8	3.5

Ten Largest Holdings (% of total net assets)
BCE Inc.	Integrated
	Telecommunication
	Services	1.6%
CLP Holdings Ltd.	Electric Utilities	1.5
Jack Henry & Associates	Data Processing &
Inc.	Outsourced Services	1.4
Church & Dwight Co.
Inc.	Household Products	1.4
Kaiser Aluminum Corp.	Aluminum	1.3
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.3
RenaissanceRe Holdings
Ltd.	Reinsurance	1.3
Clorox Co.	Household Products	1.3
Spectrum Brands
Holdings Inc.	Household Products	1.2
Owens & Minor Inc.	Health Care
	Distributors	1.2
Top Ten		13.5%

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2016, the annualized expense ratios were 0.27% for Investor Shares and 0.18% for Admiral Shares.

11

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	10.4%	6.7%
Switzerland	5.4	2.8
Other	3.6	11.9
Subtotal	19.4%	21.4%
Pacific
Australia	4.8%	2.4%
Japan	3.3	8.2
South Korea	3.2	1.6
Hong Kong	3.0	1.2
Singapore	1.0	0.5
Other	0.0	0.1
Subtotal	15.3%	14.0%
Emerging Markets
India	2.1%	1.1%
Taiwan	2.0	1.4
Brazil	1.3	0.7
Other	2.7	5.5
Subtotal	8.1%	8.7%
North America
United States	50.4%	52.5%
Canada	6.3	3.2
Subtotal	56.7%	55.7%
Middle East	0.5%	0.2%

12

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 12, 2013, Through April 30, 2016

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	2.64%	10.90%
Admiral Shares	12/12/2013	2.72	10.99

See Financial Highlights for dividend and capital gains information.

13

Global Minimum Volatility Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.5%)[1]
Australia (4.8%)
Transurban Group	1,571,950	13,794
AGL Energy Ltd.	569,797	7,893
Stockland	2,180,702	7,213
Telstra Corp. Ltd.	1,382,977	5,615
Sydney Airport	800,565	4,128
DUET Group	2,412,205	4,121
Vicinity Centres	1,335,197	3,356
Wesfarmers Ltd.	86,441	2,799
JB Hi-Fi Ltd.	161,247	2,683
Cochlear Ltd.	32,158	2,630
Ramsay Health Care Ltd.	51,356	2,525
Coca-Cola Amatil Ltd.	358,529	2,336
BWP Trust	796,405	2,113
CIMIC Group Ltd.	65,789	1,779
GPT Group	454,735	1,732
Caltex Australia Ltd.	64,387	1,580
ASX Ltd.	44,032	1,458
Boral Ltd.	165,845	807
Sonic Healthcare Ltd.	53,870	790
BlueScope Steel Ltd.	148,193	724
Aristocrat Leisure Ltd.	93,005	703
Charter Hall Retail REIT	191,055	689
		71,468
Belgium (0.6%)
Colruyt SA	109,656	6,323
Sofina SA	9,541	1,217
Elia System Operator
SA/NV	23,212	1,201
* Cofinimmo SA	5,474	680
		9,421
Brazil (1.3%)
Telefonica Brasil SA ADR	661,534	8,150
BRF SA ADR	472,930	6,725
Embraer SA ADR	134,940	3,117
Ambev SA ADR	201,006	1,124
		19,116

			Market
			Value•
		Shares	($000)
Canada (6.3%)
	BCE Inc.	497,321	23,322
	Dollarama Inc.	152,419	10,989
	TELUS Corp.	344,477	10,922
^	Shaw Communications Inc.
	Class B	406,197	7,517
^	Emera Inc.	195,982	7,102
^	Canadian Tire Corp. Ltd.
	Class A	63,338	6,899
	Open Text Corp.	59,234	3,316
^	Pembina Pipeline Corp.	108,535	3,260
	Intact Financial Corp.	36,766	2,721
	Metro Inc.	79,721	2,668
	Manitoba Telecom
	Services Inc.	90,200	2,361
	Progressive Waste
	Solutions Ltd.	69,203	2,227
^	Cineplex Inc.	49,300	1,949
	Thomson Reuters Corp.	39,800	1,638
	Fortis Inc.	38,775	1,230
^	RioCan REIT	54,246	1,179
	Saputo Inc.	37,283	1,172
^	H&R REIT	63,400	1,108
	Rogers Communications
	Inc. Class B	27,227	1,059
^	Parkland Fuel Corp.	45,600	870
	TransCanada Corp.	19,052	791
*	CGI Group Inc. Class A	15,400	704
	Husky Energy Inc.	1	—
			95,004
Chile (0.2%)
	Enersis Americas SA ADR	165,762	1,419
	Cia Cervecerias Unidas
	SA ADR	33,795	757
	Banco Santander Chile
	ADR	23,500	456
			2,632

14

Global Minimum Volatility Fund

Market
Value•
Shares	($000)
China (0.5%)
China Mobile Ltd. ADR	126,903	7,299

Denmark (0.3%)
ISS A/S	44,768	1,701
Carlsberg A/S Class B	13,143	1,281
*	William Demant Holding
A/S	7,916	814
Royal Unibrew A/S	9,785	442
4,238
France (0.2%)
^	Bouygues SA	62,168	2,074
BioMerieux	6,466	835
Sodexo SA	5,000	505
3,414
Germany (0.5%)
Fielmann AG	39,184	2,895
Celesio AG	61,654	1,780
RHOEN-KLINIKUM AG	49,613	1,544
MTU Aero Engines AG	15,632	1,478
7,697
Hong Kong (3.0%)
CLP Holdings Ltd.	2,463,850	22,778
Want Want China
Holdings Ltd.	8,952,000	6,866
Link REIT	753,500	4,572
Yuexiu REIT	5,326,000	2,950
Hong Kong & China Gas
Co. Ltd.	776,000	1,445
Chow Tai Fook Jewellery
Group Ltd.	1,969,600	1,369
Cheung Kong
Infrastructure Holdings
Ltd.	138,000	1,302
Hang Seng Bank Ltd.	68,300	1,238
Hopewell Highway
Infrastructure Ltd.	1,879,500	937
CK Hutchison Holdings
Ltd.	74,000	885
44,342
India (2.1%)
2	Infosys Ltd. ADR	842,775	15,844
HDFC Bank Ltd. ADR	131,060	8,240
Dr Reddy’s Laboratories
Ltd. ADR	147,931	6,746
30,830
Indonesia (0.2%)
*	Telekomunikasi Indonesia
Persero Tbk PT ADR	70,163	3,745

Ireland (0.1%)
Kerry Group plc Class A	19,684	1,755

			Market
			Value•
		Shares	($000)
Israel (0.5%)
	Bezeq The Israeli
	Telecommunication Corp.
	Ltd.	962,191	2,028
	Bank Hapoalim BM	382,781	1,972
	Teva Pharmaceutical
	Industries Ltd. ADR	26,908	1,465
	Teva Pharmaceutical
	Industries Ltd.	17,663	970
	Paz Oil Co. Ltd.	5,690	889
			7,324
Italy (0.6%)
	Terna Rete Elettrica
	Nazionale SPA	749,507	4,234
	Italcementi SPA	156,181	1,853
	Davide Campari-Milano
	SPA	167,064	1,616
	Parmalat SPA	493,741	1,377
			9,080
Japan (3.3%)
	Takeda Pharmaceutical Co.
	Ltd.	180,200	8,607
	Sawai Pharmaceutical Co.
	Ltd.	93,600	6,030
^	Kagome Co. Ltd.	225,700	4,819
	Ricoh Co. Ltd.	461,000	4,698
	TonenGeneral Sekiyu KK	405,000	3,836
	Konami Holdings Corp.	62,500	1,971
	Canon Inc.	68,900	1,927
	Taisho Pharmaceutical
	Holdings Co. Ltd.	23,200	1,905
	Mitsubishi Tanabe Pharma
	Corp.	100,300	1,786
	Shimamura Co. Ltd.	12,400	1,674
	MOS Food Services Inc.	56,200	1,499
	Sega Sammy Holdings Inc.	129,000	1,405
	Kappa Create Co. Ltd.	94,500	1,095
	Takashimaya Co. Ltd.	119,000	869
	Rohto Pharmaceutical Co.
	Ltd.	51,000	868
	Sankyo Co. Ltd.	18,600	704
	Studio Alice Co. Ltd.	28,500	704
	Nissin Foods Holdings Co.
	Ltd.	15,000	696
	Kisoji Co. Ltd.	32,100	682
	Ringer Hut Co. Ltd.	28,800	600
	Matsuya Foods Co. Ltd.	23,000	594
*	Fujiya Co. Ltd.	309,000	561
	Earth Chemical Co. Ltd.	13,200	549
	Key Coffee Inc.	27,900	473
^	Keiyo Co. Ltd.	80,900	394
	Daisyo Corp.	15,300	198
	Kourakuen Holdings Corp.	10,400	144
			49,288

15

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Mexico (0.9%)
Fomento Economico
Mexicano SAB de
CV ADR	94,632	8,821
Grupo Aeroportuario del
Pacifico SAB de CV ADR	38,217	3,608
Grupo Televisa SAB ADR	27,913	816
		13,245
Netherlands (0.0%)
Wereldhave NV	12,582	649

Norway (0.4%)
^ Orkla ASA	475,088	4,148
^ Norsk Hydro ASA	599,429	2,608
		6,756
Russia (0.8%)
MMC Norilsk Nickel
PJSC ADR	254,232	3,757
Novatek OAO GDR	33,250	3,209
Gazprom PAO ADR	544,085	2,827
Rosneft OAO GDR	450,752	2,473
		12,266
Singapore (1.0%)
Singapore
Telecommunications
Ltd.	1,695,300	4,849
Oversea-Chinese Banking
Corp. Ltd.	649,548	4,219
Singapore Airlines Ltd.	218,500	1,865
Wilmar International Ltd.	459,500	1,262
ComfortDelGro Corp. Ltd.	484,700	1,039
Keppel Corp. Ltd.	172,800	691
CapitaLand Mall Trust	270,700	416
		14,341
South Korea (3.2%)
KT Corp.	522,754	14,003
Korea Zinc Co. Ltd.	21,604	9,368
SK Telecom Co. Ltd.	32,657	5,931
KT&G Corp.	54,361	5,857
GS Holdings Corp.	54,230	2,618
Woori Bank	199,220	1,831
Kakao Corp.	20,238	1,780
CJ CheilJedang Corp.	3,918	1,302
S-Oil Corp.	12,292	934
LG Corp.	14,482	863
POSCO	3,893	816
Macquarie Korea
Infrastructure Fund	106,880	794
Kangwon Land Inc.	20,741	775
Daewoong
Pharmaceutical Co. Ltd.	8,942	702
Samsung Electronics Co.
Ltd.	371	404
		47,978

		Market
		Value•
	Shares	($000)
Spain (0.1%)
Red Electrica Corp. SA	9,300	832
Viscofan SA	9,941	558
Ebro Foods SA	17,809	404
		1,794
Sweden (0.7%)
^ Swedish Match AB	319,252	10,140

Switzerland (5.4%)
Swisscom AG	32,097	16,311
Sonova Holding AG	96,863	12,968
^ Galenica AG	7,108	10,406
Logitech International SA	632,863	9,724
Baloise Holding AG	62,098	7,698
Kuehne & Nagel
International AG	38,419	5,544
dorma&kaba Holding AG	5,720	3,714
Sika AG	742	3,162
Chocoladefabriken Lindt
& Spruengli AG	360	2,206
* Flughafen Zuerich AG	1,978	1,817
Allreal Holding AG	9,242	1,288
Swiss Prime Site AG	12,819	1,124
* Dufry AG	8,125	1,071
EMS-Chemie Holding AG	1,975	977
Straumann Holding AG	2,352	817
Schindler Holding AG	4,203	767
Siegfried Holding AG	3,851	722
Chocoladefabriken Lindt
& Spruengli AG
Registered Shares	5	366
Alpiq Holding AG	3,343	224
		80,906
Taiwan (2.0%)
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	851,484	20,087
Chunghwa Telecom Co.
Ltd. ADR	161,501	5,507
Siliconware Precision
Industries Co. Ltd. ADR	486,505	3,520
United Microelectronics
Corp. ADR	649,400	1,227
		30,341
United Kingdom (10.4%)
RELX NV	798,616	14,149
Direct Line Insurance
Group plc	2,324,934	12,317
Next plc	163,088	12,138
National Grid plc	709,038	10,117
Fresnillo plc	566,744	9,238
Marks & Spencer
Group plc	1,308,548	8,117
Royal Mail plc	1,034,005	7,365

16

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Randgold Resources Ltd.	59,335	5,927
DCC plc	66,217	5,873
GlaxoSmithKline plc	253,081	5,409
British American Tobacco
plc	75,852	4,625
Imperial Brands plc	78,168	4,250
Inmarsat plc	311,491	4,238
Greene King plc	352,886	4,223
Howden Joinery Group plc	545,238	3,944
3 Merlin Entertainments plc	549,396	3,470
Kingfisher plc	644,606	3,434
Admiral Group plc	113,897	3,096
UBM plc	370,749	3,089
Bunzl plc	93,744	2,798
Mediclinic International plc	207,191	2,741
SSE plc	114,920	2,539
William Hill plc	512,637	2,347
Meggitt plc	371,553	2,234
Reckitt Benckiser Group
plc	20,794	2,026
RPC Group plc	164,674	1,757
Compass Group plc	73,630	1,311
Melrose Industries plc	236,701	1,293
Hikma Pharmaceuticals
plc	39,602	1,277
Regus plc	286,213	1,225
BAE Systems plc	171,174	1,194
UK Commercial Property
Trust Ltd.	946,030	1,146
F&C Commercial Property
Trust Ltd.	537,029	1,045
Inchcape plc	82,750	821
Rightmove plc	13,460	761
Indivior plc	305,438	719
Sage Group plc	81,666	708
Dixons Carphone plc	113,209	705
Tate & Lyle plc	65,251	562
Ultra Electronics Holdings
plc	17,786	459
Severn Trent plc	14,055	458
Playtech plc	27,488	324
		155,469
United States (50.1%)
Consumer Discretionary (3.3%)
Children’s Place Inc.	177,693	13,844
Pool Corp.	60,608	5,298
Service Corp. International	140,000	3,734
Genuine Parts Co.	36,647	3,517
Six Flags Entertainment
Corp.	50,873	3,055
Texas Roadhouse Inc.
Class A	71,395	2,907
John Wiley & Sons Inc.
Class A	50,800	2,519
Chico’s FAS Inc.	187,647	2,366

			Market
			Value•
		Shares	($000)
	Churchill Downs Inc.	17,600	2,361
	Monro Muffler Brake Inc.	29,134	2,017
	DineEquity Inc.	22,892	1,969
*	Murphy USA Inc.	31,141	1,788
*	AutoZone Inc.	2,050	1,569
*	Madison Square Garden Co.
	Class A	9,000	1,413
*	Krispy Kreme Doughnuts
	Inc.	42,344	737
	New York Times Co.
	Class A	45,523	584
			49,678
Consumer Staples (8.1%)
	Church & Dwight Co. Inc.	219,777	20,373
	Clorox Co.	156,421	19,589
	Spectrum Brands Holdings
	Inc.	161,208	18,313
2	Kimberly-Clark Corp.	131,329	16,441
	Vector Group Ltd.	558,040	12,054
2	Colgate-Palmolive Co.	90,100	6,390
	Kellogg Co.	69,002	5,300
	Lancaster Colony Corp.	33,726	3,929
	Altria Group Inc.	56,300	3,531
	Philip Morris International
	Inc.	31,600	3,101
	B&G Foods Inc.	74,760	3,081
	Sysco Corp.	66,402	3,059
	Procter & Gamble Co.	37,521	3,006
	JM Smucker Co.	14,400	1,828
	Energizer Holdings Inc.	18,076	786
	McCormick & Co. Inc.	5,400	506
	J&J Snack Foods Corp.	4,400	445
			121,732
Energy (0.2%)
	World Fuel Services Corp.	70,913	3,314

Financials (13.8%)
	RenaissanceRe Holdings
	Ltd.	179,017	19,855
	People’s United Financial
	Inc.	783,150	12,139
	Lamar Advertising Co.
	Class A	184,396	11,440
	Washington Federal Inc.	397,132	9,646
	Brown & Brown Inc.	226,200	7,942
*	Markit Ltd.	218,158	7,612
	Two Harbors Investment
	Corp.	926,577	7,255
	Healthcare Trust of
	America Inc. Class A	242,312	7,000
	Rayonier Inc.	272,400	6,723
	ProAssurance Corp.	132,894	6,343
	Capitol Federal Financial
	Inc.	455,900	6,059

17

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	Beneficial Bancorp Inc.	433,982	6,028
4	Hudson Pacific Properties
	Inc.	156,400	4,575
	WP Carey Inc.	67,700	4,136
*	Essent Group Ltd.	200,000	4,084
	Axis Capital Holdings Ltd.	76,459	4,073
*	Arch Capital Group Ltd.	55,810	3,934
	TFS Financial Corp.	219,700	3,933
	Oritani Financial Corp.	206,400	3,577
	New York REIT Inc.	356,734	3,507
*	Markel Corp.	3,798	3,415
	Mack-Cali Realty Corp.	129,948	3,321
	PS Business Parks Inc.	34,375	3,292
	Marsh & McLennan Cos.
	Inc.	46,600	2,943
	Liberty Property Trust	83,320	2,908
	MFA Financial Inc.	418,444	2,891
	Chimera Investment Corp.	201,983	2,868
	Blackstone Mortgage
	Trust Inc. Class A	102,500	2,817
	Federal Realty Investment
	Trust	16,846	2,562
	Piedmont Office Realty
	Trust Inc. Class A	120,630	2,402
	Healthcare Realty Trust Inc.	77,676	2,352
	Capstead Mortgage Corp.	241,849	2,351
	Acadia Realty Trust	56,000	1,887
	Empire State Realty Trust
	Inc.	98,485	1,823
	Arthur J Gallagher & Co.	38,497	1,772
	Education Realty Trust Inc.	43,935	1,747
	EverBank Financial Corp.	113,559	1,712
	National Retail Properties
	Inc.	36,500	1,597
	Everest Re Group Ltd.	8,043	1,487
	Sovran Self Storage Inc.	13,705	1,456
	Valley National Bancorp	151,917	1,437
	Northwest Bancshares Inc.	97,172	1,362
	Ramco-Gershenson
	Properties Trust	76,300	1,351
	Gramercy Property Trust	138,100	1,170
	Post Properties Inc.	19,000	1,090
	EPR Properties	15,261	1,005
	Urstadt Biddle Properties
	Inc. Class A	47,000	966
	Franklin Street Properties
	Corp.	87,350	928
	DuPont Fabros
	Technology Inc.	21,323	849
	EastGroup Properties Inc.	13,400	801
	Brookline Bancorp Inc.	68,100	775
	STAG Industrial Inc.	34,189	682
	Equity One Inc.	24,100	682
	Cousins Properties Inc.	62,700	649
	Camden Property Trust	8,000	646

			Market
			Value•
		Shares	($000)
	National Health Investors
	Inc.	9,400	640
*	Equity Commonwealth	22,653	632
	Investors Bancorp Inc.	54,095	625
	American Homes 4 Rent
	Class A	38,400	608
	Alexandria Real Estate
	Equities Inc.	5,900	548
	Investors Real Estate Trust	82,500	497
	Universal Health Realty
	Income Trust	8,800	480
	Dime Community
	Bancshares Inc.	25,000	453
	American Financial Group
	Inc.	6,444	445
	Safety Insurance Group Inc.	6,600	374
			207,159
Health Care (6.2%)
	Owens & Minor Inc.	481,544	17,524
	Teleflex Inc.	75,311	11,732
*	Henry Schein Inc.	64,164	10,825
	AmerisourceBergen Corp.
	Class A	123,973	10,550
	Patterson Cos. Inc.	212,931	9,231
	Johnson & Johnson	61,700	6,915
	Hill-Rom Holdings Inc.	127,985	6,188
	DENTSPLY SIRONA Inc.	83,997	5,006
	Chemed Corp.	34,310	4,453
*,2	MEDNAX Inc.	53,336	3,802
*	DaVita HealthCare Partners
	Inc.	38,000	2,808
*	Integra LifeSciences
	Holdings Corp.	13,121	929
*	Bio-Rad Laboratories Inc.
	Class A	5,785	821
	CR Bard Inc.	3,609	766
*	Intuitive Surgical Inc.	1,145	717
	Cantel Medical Corp.	10,318	691
	Analogic Corp.	4,269	337
			93,295
Industrials (5.7%)
	Expeditors International of
	Washington Inc.	337,960	16,766
	United Parcel Service Inc.
	Class B	93,900	9,866
	Carlisle Cos. Inc.	75,218	7,665
	Waste Connections Inc.	108,343	7,289
	Rollins Inc.	194,918	5,237
*	Copart Inc.	121,313	5,197
2	Republic Services Inc.
	Class A	97,995	4,613
	Danaher Corp.	36,900	3,570
	Waste Management Inc.	51,148	3,007
	General Dynamics Corp.	20,100	2,824

18

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Healthcare Services
	Group Inc.	66,991	2,536
	3M Co.	14,100	2,360
	KAR Auction Services Inc.	57,833	2,174
	Herman Miller Inc.	65,563	1,978
	Huntington Ingalls
	Industries Inc.	12,812	1,855
	National Presto Industries
	Inc.	20,674	1,803
*	Teledyne Technologies
	Inc.	17,400	1,617
	Matthews International
	Corp. Class A	22,400	1,179
	BWX Technologies Inc.	24,544	820
	Rockwell Collins Inc.	8,803	776
	IDEX Corp.	8,788	720
	EMCOR Group Inc.	14,519	704
			84,556
Information Technology (5.1%)
	Jack Henry & Associates
	Inc.	260,027	21,070
	Amdocs Ltd.	172,400	9,748
*	CACI International Inc.
	Class A	90,017	8,655
2	Paychex Inc.	145,368	7,577
	Broadridge Financial
	Solutions Inc.	111,948	6,699
2	Motorola Solutions Inc.	68,600	5,158
*	VeriSign Inc.	55,500	4,795
*	Genpact Ltd.	75,832	2,115
	CSG Systems
	International Inc.	34,060	1,512
*	Check Point Software
	Technologies Ltd.	13,689	1,134
*	Synopsys Inc.	22,330	1,061
*	Itron Inc.	25,444	1,046
	Dolby Laboratories Inc.
	Class A	21,327	1,015
*	Electronics For Imaging
	Inc.	23,668	943
*	Gartner Inc.	9,500	828
*	Viavi Solutions Inc.	125,722	818
	Cognex Corp.	22,595	803
	Littelfuse Inc.	5,994	698
	National Instruments Corp.	19,000	524
*	Progress Software Corp.	19,000	485
			76,684
Materials (4.1%)
	Kaiser Aluminum Corp.	213,203	20,218
	Compass Minerals
	International Inc.	191,756	14,374
	AptarGroup Inc.	133,358	10,135
	Sonoco Products Co.	163,788	7,680

			Market
			Value•
		Shares	($000)
	Reliance Steel
	& Aluminum Co.	68,438	5,062
	RPM International Inc.	38,981	1,970
	Bemis Co. Inc.	25,433	1,276
	Silgan Holdings Inc.	16,625	844
			61,559
Telecommunication Services (0.3%)
	Cogent Communications
	Holdings Inc.	108,601	4,203

Utilities (3.3%)
	Vectren Corp.	174,331	8,516
	IDACORP Inc.	103,387	7,519
2	Southern Co.	133,667	6,697
	Portland General Electric
	Co.	146,147	5,805
	ALLETE Inc.	74,053	4,161
	NorthWestern Corp.	58,887	3,347
	Avista Corp.	77,012	3,086
	OGE Energy Corp.	67,790	2,006
*	Spire Inc.	29,904	1,912
2	Ameren Corp.	36,454	1,750
	Duke Energy Corp.	18,700	1,473
	Great Plains Energy Inc.	38,995	1,218
*	Enersis Chile SA ADR	165,762	1,056
	Dominion Resources Inc.	6,600	472
			49,018
			751,198
Total Common Stocks
(Cost $1,418,117)			1,491,736
Temporary Cash Investment (4.7%)[1]
Money Market Fund (4.7%)
[5,6]	Vanguard Market Liquidity
	Fund, 0.495%
	(Cost $70,560)	70,559,899	70,560
Total Investments (104.2%)
(Cost $1,488,677)			1,562,296

19

Global Minimum Volatility Fund

Amount
($000)
Other Assets and Liabilities (-4.2%)
Other Assets
Investment in Vanguard	125
Receivables for Investment Securities Sold 4,822
Receivables for Accrued Income	4,116
Receivables for Capital Shares Issued	1,632
Other Assets	1,363
Total Other Assets	12,058
Liabilities
Payables for Investment Securities
Purchased	(1,657)
Collateral for Securities on Loan	(55,637)
Payables for Capital Shares Redeemed	(1,085)
Payables to Vanguard	(376)
Other Liabilities	(16,776)
Total Liabilities	(75,531)
Net Assets (100%)	1,498,823

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,462,329
Undistributed Net Investment Income	10,064
Accumulated Net Realized Losses	(31,078)
Unrealized Appreciation (Depreciation)
Investment Securities	73,619
Futures Contracts	43
Forward Currency Contracts	(16,189)
Foreign Currencies	35
Net Assets	1,498,823

Investor Shares—Net Assets
Applicable to 45,114,407 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	516,599
Net Asset Value Per Share—
Investor Shares	$11.45

Admiral Shares—Net Assets
Applicable to 42,878,463 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	982,224
Net Asset Value Per Share—
Admiral Shares	$22.91

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $51,087,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 4.3%, respectively, of net assets.
2 Securities with a value of $20,655,000 have been segregated as collateral for open forward currency contracts.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the value of this security represented 0.2% of net assets.
4 Securities with a value of $927,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $55,637,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	19,254
Interest[2]	32
Securities Lending	177
Total Income	19,463
Expenses
The Vanguard Group—Note B
Investment Advisory Services	677
Management and Administrative—Investor Shares	309
Management and Administrative—Admiral Shares	204
Marketing and Distribution—Investor Shares	60
Marketing and Distribution—Admiral Shares	46
Custodian Fees	104
Auditing Fees	4
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—Admiral Shares	5
Total Expenses	1,416
Net Investment Income	18,047
Realized Net Gain (Loss)
Investment Securities Sold	(26,041)
Futures Contracts	(308)
Foreign Currencies and Forward Currency Contracts	(2,410)
Realized Net Gain (Loss)	(28,759)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	34,564
Futures Contracts	(188)
Foreign Currencies and Forward Currency Contracts	(17,999)
Change in Unrealized Appreciation (Depreciation)	16,377
Net Increase (Decrease) in Net Assets Resulting from Operations	5,665
1 Dividends are net of foreign withholding taxes of $918,000.
2 Interest income from an affiliated company of the fund was $32,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,047	21,205
Realized Net Gain (Loss)	(28,759)	31,565
Change in Unrealized Appreciation (Depreciation)	16,377	11,764
Net Increase (Decrease) in Net Assets Resulting from Operations	5,665	64,534
Distributions
Net Investment Income
Investor Shares	(8,415)	(9,075)
Admiral Shares	(15,208)	(3,883)
Realized Capital Gain[1]
Investor Shares	(6,527)	(13,061)
Admiral Shares	(11,326)	(5,350)
Total Distributions	(41,476)	(31,369)
Capital Share Transactions
Investor Shares	79,096	73,567
Admiral Shares	247,226	626,768
Net Increase (Decrease) from Capital Share Transactions	326,322	700,335
Total Increase (Decrease)	290,511	733,500
Net Assets
Beginning of Period	1,208,312	474,812
End of Period[2]	1,498,823	1,208,312
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $2,919,000 and $13,523,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,064,000 and $15,621,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
	Six Months	Year	Dec. 12,
	Ended	Ended	2013[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$11.81	$11.41	$10.00
Investment Operations
Net Investment Income	.132	. 288 [2]	.262
Net Realized and Unrealized Gain (Loss) on Investments	(.128)	.795	1.172
Total from Investment Operations	.004	1.083	1.434
Distributions
Dividends from Net Investment Income	(. 205)	(. 280)	(. 024)
Distributions from Realized Capital Gains	(.159)	(.403)	—
Total Distributions	(. 364)	(. 683)	(. 024)
Net Asset Value, End of Period	$11.45	$11.81	$11.41

Total Return[3]	0.12%	9.93%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$517	$451	$360
Ratio of Total Expenses to Average Net Assets	0.27%	0.27%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	2.57%	2.52%	3.18%[4]
Portfolio Turnover Rate	40%	57%	49%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
	Six Months	Year	Dec. 12,
	Ended	Ended	2013[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$23.62	$22.83	$20.00
Investment Operations
Net Investment Income	. 272	. 605 [2]	.546
Net Realized and Unrealized Gain (Loss) on Investments	(.237)	1.576	2.332
Total from Investment Operations	.035	2.181	2.878
Distributions
Dividends from Net Investment Income	(. 427)	(. 585)	(. 048)
Distributions from Realized Capital Gains	(.318)	(.806)	—
Total Distributions	(.745)	(1.391)	(.048)
Net Asset Value, End of Period	$22.91	$23.62	$22.83

Total Return[3]	0.24%	10.00%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$982	$757	$115
Ratio of Total Expenses to Average Net Assets	0.18%	0.21%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.66%	2.58%	3.28%[4]
Portfolio Turnover Rate	40%	57%	49%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

Global Minimum Volatility Fund

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 48% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain

26

Global Minimum Volatility Fund

the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $125,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

27

Global Minimum Volatility Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	203,677	536,861	—
Common Stocks—United States	751,198	—	—
Temporary Cash Investments	70,560	—	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(29)	—	—
Forward Currency Contracts—Assets	—	474	—
Forward Currency Contracts—Liabilities	—	(16,663)	—
Total	1,025,408	520,672	—
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2	474	476
Other Liabilities	(29)	(16,663)	(16,692)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(308)	—	(308)
Forward Currency Contracts	—	(2,429)	(2,429)
Realized Net Gain (Loss) on Derivatives	(308)	(2,429)	(2,737)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(188)	—	(188)
Forward Currency Contracts	—	(18,048)	(18,048)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(188)	(18,048)	(18,236)

28

Global Minimum Volatility Fund

At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	30	3,089	(37)
Dow Jones EURO STOXX 50 Index	June 2016	24	818	37
FTSE 100 Index	June 2016	8	728	15
Topix Index	June 2016	5	620	(3)
S&P ASX 200 Index	June 2016	4	399	31
				43

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At April 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Danish krone, Hong Kong dollar, Indonesian rupiah, Singapore dollar, and Taiwan dollar contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	5/13/16	GBP	2,189	USD	3,203	(4)
Goldman Sachs International	5/13/16	USD	151,746	GBP	107,657	(5,563)
Goldman Sachs International	5/13/16	USD	87,233	CAD	114,925	(4,364)
BNP Paribas	5/13/16	USD	80,261	CHF	76,511	459
Deutsche Bank AG	5/13/16	USD	67,464	AUD	90,000	(930)
Deutsche Bank AG	5/13/16	USD	48,364	JPY	5,217,209	(685)
Goldman Sachs International	5/13/16	USD	48,093	HKD	372,986	2
BNP Paribas	5/13/16	USD	47,132	KRW	54,784,091	(940)
BNP Paribas	5/13/16	USD	32,266	TWD	1,047,804	(225)
Deutsche Bank AG	5/13/16	USD	31,713	EUR	27,827	(163)
BNP Paribas	5/13/16	USD	30,608	INR	2,055,477	(301)
BNP Paribas	5/13/16	USD	17,694	BRL	66,178	(1,464)
Goldman Sachs International	5/13/16	USD	14,294	SGD	19,327	(72)
BNP Paribas	5/13/16	USD	12,075	MXN	216,747	(507)
BNP Paribas	5/13/16	USD	10,696	SEK	87,124	(158)
BNP Paribas	5/13/16	USD	10,598	RUB	729,912	(628)

29

Global Minimum Volatility Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	5/16/16	USD	7,452	ILS	28,197	(96)
BNP Paribas	5/13/16	USD	6,546	NOK	54,498	(222)
BNP Paribas	5/13/16	USD	4,332	DKK	28,280	(20)
BNP Paribas	5/13/16	USD	3,628	IDR	48,047,151	(9)
BNP Paribas	5/13/16	USD	3,377	CLP	2,312,466	(119)
Deutsche Bank AG	5/13/16	USD	2,917	HKD	22,628	—
Deutsche Bank AG	5/13/16	USD	2,613	CHF	2,494	13
BNP Paribas	5/13/16	USD	2,486	GBP	1,749	(69)
Goldman Sachs International	5/13/16	USD	1,566	EUR	1,374	(8)
BNP Paribas	5/13/16	USD	1,476	CAD	1,942	(72)
Deutsche Bank AG	5/13/16	USD	722	MXN	13,884	(34)
BNP Paribas	5/13/16	USD	431	AUD	576	(6)
Deutsche Bank AG	5/13/16	USD	235	SEK	1,916	(3)
Goldman Sachs International	5/13/16	USD	35	NOK	293	(1)
						(16,189)
AUD—Australian dollar.	INR—Indian rupee.
BRL—Brazilian real.	JPY—Japanese yen.
CAD—Canadian dollar.	KRW—Korean won.
CHF—Swiss franc.	MXN—Mexican peso.
CLP—Chilean peso.	NOK—Norwegian krone.
DKK—Danish krone.	RUB—Russian ruble.
EUR—Euro.	SEK—Swedish krona.
GBP—British pound.	SGD—Singapore dollar.
HKD—Hong Kong dollar.	TWD—Taiwanese dollar.
IDR—Indonesian rupiah.	USD—U.S. dollar.
ILS—Israeli shekel.

At April 30, 2016, the counterparty had deposited in segregated accounts cash with a value of $970,000 in connection with amounts due to the fund for open forward currency contracts.

30

Global Minimum Volatility Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange traded derivatives are listed separately.

	Assets	Liabilities		Amounts not Offset in the		Net
Reflected in		Reflected in	Net Amount	Statement of Net Assets		Exposure[3]
Statement of		Statement of	Receivable	Collateral	Collateral	(not less
Net Assets[1]		Net Assets[1]	(Payable)	Pledged [2]	Received [2]	than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to Offsetting
Arrangements, by Counterparty
BNP Paribas	459	(4,740)	(4,281)	3,547	—	—
Deutsche Bank AG	13	(1,911)	(1,898)	—	970	—
Goldman Sachs International	2	(10,012)	(10,010)	17,108	—	—
Exchange Traded Futures Contracts	2	(29)	(27)	927	—	—
Total	476	(16,692)	(16,216)	21,582	970	—
1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Net Assets.
2 Securities or other assets pledged as collateral are noted in the Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Statement of Net Assets.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market open forward currency contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2016, the fund realized net foreign currency gains of $19,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2016, the cost of investment securities for tax purposes was $1,489,510,000. Net unrealized appreciation of investment securities for tax purposes was $72,786,000, consisting of unrealized gains of $122,634,000 on securities that had risen in value since their purchase and $49,848,000 in unrealized losses on securities that had fallen in value since their purchase.

31

Global Minimum Volatility Fund

F. During the six months ended April 30, 2016, the fund purchased $561,831,000 of investment securities and sold $273,016,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2016	October 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	139,625	12,274	259,472	22,420
Issued in Lieu of Cash Distributions	14,502	1,302	21,996	2,000
Redeemed	(75,031)	(6,663)	(207,901)	(17,760)
Net Increase (Decrease)—Investor Shares	79,096	6,913	73,567	6,660
Admiral Shares
Issued	418,356	18,448	772,864	33,351
Issued in Lieu of Cash Distributions	23,214	1,042	8,043	366
Redeemed	(194,344)	(8,670)	(154,139)	(6,699)
Net Increase (Decrease)—Admiral Shares	247,226	10,820	626,768	27,018

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,001.20	$1.34
Admiral Shares	1,000.00	1,002.37	0.90
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.52	$1.36
Admiral Shares	1,000.00	1,023.97	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

34

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Global Minimum Volatility Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

35

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11942 062016

Semiannual Report | April 30, 2016

Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
International Dividend Appreciation Index Fund.	10
International High Dividend Yield Index Fund.	27
About Your Fund’s Expenses.	53
Trustees Approve Advisory Arrangements.	55
Glossary.	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Returns
Since Inception
Vanguard International Dividend Appreciation Index Fund
Investor Shares (Inception: 2/25/2016)	9.14%
ETF Shares (Inception: 2/25/2016)
Market Price	9.49
Net Asset Value	9.17
Admiral™ Shares (Inception: 3/2/2016)	6.09
NASDAQ International Dividend Achievers Select Index	10.36
International Large-Cap Core Funds Average	8.73
International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard International High Dividend Yield Index Fund
Investor Shares (Inception: 2/25/2016)	11.17%
ETF Shares (Inception: 2/25/2016)
Market Price	11.63
Net Asset Value	11.17
Admiral Shares (Inception: 3/2/2016)	7.65
FTSE All-World ex US High Dividend Yield Index	12.45
International Income Funds Average	5.06

International Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide you with the first shareholder report for the Vanguard International Dividend Index Funds.

Vanguard International High Dividend Yield Index Fund follows an income investing strategy, focusing on companies with high dividend yields. It seeks to track the FTSE All-World ex US High Dividend Yield Index, a benchmark of more than 800 of the highest-yielding large- and mid-capitalization stocks in developed and emerging markets.

Vanguard International Dividend Appreciation Index Fund emphasizes stocks exhibiting dividend growth. It seeks to track the NASDAQ International Dividend Achievers Select Index, which is made up of about 200 developed- and emerging-market stocks with a track record of increasing annual dividend payments.

Both funds offer Investor, Admiral, and ETF Shares. The Investor and ETF Shares began investing on February 25, 2016. From their inception through April 30, those shares of the International High Dividend Yield Index Fund returned 11.17%, based on net asset value. The fund’s Admiral Shares, which launched on March 2 and thus posted a noticeably different result, returned 7.65%.

The corresponding returns for the International Dividend Appreciation Index Fund: Investor Shares returned 9.14%,

ETF Shares returned 9.17% based on net asset value, and Admiral Shares returned 6.09%.

The funds’ returns trailed their indexes in part because of fair-value adjustments to their net asset values, a bookkeeping exercise described later in this letter. The two funds did outperform their peer groups (except for International Dividend Appreciation’s Admiral Shares), although two months is not a sufficient time period from which to draw any conclusions.

This report includes an overview of the financial markets during the full six months ended April 30, followed by a brief discussion of the funds’ performance since late February.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded. Most of the surge came in March, as investors cheered the Federal Reserve’s indication that it would scale back its plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, it recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term rates a quarter of a percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%, helped by foreign currencies’ strength against the dollar, in a reversal from the trend of recent years. Even without this currency benefit, their returns were solid.

International investing has both pros and cons
Vanguard International High Dividend Yield Index Fund and Vanguard International Dividend Appreciation Index Fund offer

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
International Dividend Appreciation Index
Fund	0.35%	0.25%	0.25%	1.23%
International High Dividend Yield Index Fund	0.40	0.30	0.30	1.05

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the funds’ annualized expense ratios were: for the International Dividend Appreciation Index Fund, 0.34% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.39% for Investor Shares, 0.30% for ETF Shares, and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer groups: For the International Dividend Appreciation Index Fund, International Large-Cap Core Funds Average; for the International High Dividend Yield Index Fund, International Income Funds Average.

investors the opportunity to diversify their equity portfolios with dividend-oriented stocks from around the globe.

We launched these funds to complement our existing U.S. dividend-oriented index funds, which have similar names. Diversifying beyond the United States can reduce a portfolio’s overall risk. (See the box on page 6 for more about this.) Also, in recent years, international dividend portfolios have experienced higher dividend yields than those with U.S.-only exposure. According to FTSE, U.S. stocks have had slightly lower yields from March 2004 through March 2015.

Thus, stock investors seeking to diversify an existing equity portfolio with regular dividend-payers could find these funds attractive. Of course, stocks that emphasize dividends can often trail market averages during bull markets, when many investors gravitate toward those with high growth potential.

In addition, returns from international stocks can often be more volatile than those of domestic equities because of geopolitical events, currency fluctuations, and other factors.

The two funds benefited from rising markets during the period
At the end of the period, the International High Dividend Yield Index Fund held a little more than half of its assets in European markets. Developed Pacific markets made

A note on fair-value pricing

The reported return of a fund that tracks an index sometimes diverges from the index’s return a bit more than would be expected. This may be the result of a fair-value pricing adjustment.

These adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values.

Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

up about one-fifth of assets, and emerging markets a bit less. About 7% of assets consisted of Canadian stocks.

By comparison, the International Dividend Appreciation Index Fund held a higher percentage of assets in emerging markets and Canada and a slightly lower proportion in Europe.

In the short time since the funds’ inception, their positive returns were mostly powered by strong performances in the Pacific region and emerging markets. In the International High Dividend Yield Index Fund, Australia, Japan, and Brazil had noticeable impacts. Although United Kingdom results were flat, positive returns came from Switzerland, Germany, and France.

The International Dividend Appreciation Index Fund showed a similar pattern. Japan and India were among the best contributors to performance, along with Canada. European results were more tepid.

The advisor to the two funds, Vanguard Equity Index Group, has decades of experience in managing stock index funds. The group, which oversees more than 100 indexed portfolios with assets of about $2 trillion, has developed sophisticated quantitative tools and rigorous risk management processes. This combination of tools and experience is key to meeting the funds’ objective of tracking their benchmark indexes. Vanguard’s low costs also help, because an index incurs no expenses on its own to detract from its returns.

Whether a fund is indexed or active, low costs and experience matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. At Vanguard, we don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be both.

Vanguard is known as a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what later became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

But low costs aren’t the whole story. Talent and experience are vital regardless of a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That knowledge helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds also benefit from world-class managers—both our own experts and those we hire from around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2016

Your Fund’s Performance at a Glance
Inception Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Dividend Appreciation
Index Fund
Investor Shares (Inception: 2/25/2016)	$20.00	$21.81	$0.018	$0.000
ETF Shares (Inception: 2/25/2016)	50.00	54.54	0.045	0.000
Admiral Shares (Inception: 3/2/2016)	25.00	26.50	0.022	0.000
Vanguard International High Dividend Yield
Index Fund
Investor Shares (Inception: 2/25/2016)	$20.00	$22.20	$0.034	$0.000
ETF Shares (Inception: 2/25/2016)	50.00	55.50	0.085	0.000
Admiral Shares (Inception: 3/2/2016)	25.00	26.87	0.041	0.000

International Dividend Appreciation Index Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIAIX	VIGI	VIAAX
Expense Ratio[1]	0.35%	0.25%	0.25%

Portfolio Characteristics
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Number of Stocks	202	199
Median Market Cap	$39.7B	$39.7B
Price/Earnings Ratio	24.5x	25.5x
Price/Book Ratio	2.8x	2.8x
Return on Equity	20.4%	20.4%
Earnings Growth
Rate	7.2%	7.5%
Dividend Yield	2.3%	2.3%
Turnover Rate
(Annualized)	36%	—
Short-Term Reserves	3.2%	—

Sector Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Basic Materials	3.3%	3.3%
Consumer Goods	18.7	18.8
Consumer Services	9.9	10.0
Financials	7.9	7.5
Health Care	25.6	25.7
Industrials	8.0	7.9
Oil & Gas	6.6	6.6
Technology	9.8	9.8
Telecommunications	6.7	6.8
Utilities	3.5	3.6

Ten Largest Holdings (% of total net assets)

Tencent Holdings Ltd.	Internet	4.1%
Nestle SA	Food Products	3.9
Novartis AG	Pharmaceuticals	3.9
Novo Nordisk A/S	Pharmaceuticals	3.8
Roche Holding AG	Pharmaceuticals	3.6
Sanofi	Pharmaceuticals	3.5
L'Oreal SA	Personal Products	3.4
Nippon Telegraph &	Fixed Line
Telephone Corp.	Telecommunications	3.0
BHP Billiton	General Mining	2.6
Tata Consultancy
Services Ltd.	Computer Services	2.5
Top Ten		34.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.34% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares.

International Dividend Appreciation Index Fund

Market Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Europe
Switzerland	11.9%	11.9%
France	9.4	9.4
United Kingdom	6.3	6.2
Denmark	4.7	4.7
Netherlands	2.8	2.9
Germany	2.7	2.7
Spain	1.3	1.3
Other	1.8	1.8
Subtotal	40.9%	40.9%
Pacific
Japan	8.8%	9.1%
Hong Kong	5.1	5.1
Australia	4.2	4.1
South Korea	1.7	1.7
Other	0.1	0.1
Subtotal	19.9%	20.1%
Emerging Markets
India	10.0%	10.0%
China	6.1	6.1
South Africa	2.2	2.2
Mexico	1.5	1.5
Other	1.9	1.8
Subtotal	21.7%	21.6%
North America
Canada	15.7%	15.1%
Middle East
Israel	1.8%	1.9%
Other	0.0%	0.4%

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): February 25, 2016, Through April 30, 2016

		NASDAQ
		International
		Dividend Achievers
	Investor Shares	Select Index
Fiscal Year	Total Returns	Total Returns
2016	9.14%	10.36%
Note: For 2016, performance data reflect the six months ended April 30, 2016.

Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Investor Shares	2/25/2016	7.34%
ETF Shares	2/25/2016
Market Price		7.81
Net Asset Value		7.37
Admiral Shares	3/2/2016	4.33

See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Australia (4.2%)
BHP Billiton Ltd.	52,202	815
CSL Ltd.	7,433	592
Woolworths Ltd.	20,331	340
Ramsay Health Care Ltd.	3,135	154
Domino’s Pizza
Enterprises Ltd.	1,320	62
Washington H Soul
Pattinson & Co. Ltd.	4,093	51
FlexiGroup Ltd.	12,966	23
InvoCare Ltd.	2,319	22
Retail Food Group Ltd.	3,409	14
Collection House Ltd.	660	1
		2,074
Belgium (0.6%)
Groupe Bruxelles
Lambert SA	2,593	229
Sofina SA	612	78
Fagron	361	3
		310
Brazil (0.1%)
Ez Tec Empreendimentos
e Participacoes SA	5,700	28

Canada (15.2%)
Canadian National
Railway Co.	12,748	785
Suncor Energy Inc.	25,349	744
BCE Inc.	13,914	652
Enbridge Inc.	13,968	580
Canadian Natural
Resources Ltd.	17,784	534
Thomson Reuters Corp.	12,215	503
TransCanada Corp.	11,257	467
Imperial Oil Ltd.	13,810	458
TELUS Corp.	9,688	307

			Market
			Value•
		Shares	($000)
	Rogers Communications
	Inc. Class B	6,544	254
	Franco-Nevada Corp.	2,880	202
	Saputo Inc.	6,171	194
	Intact Financial Corp.	2,133	158
	Fortis Inc.	4,593	146
	Shaw Communications Inc.
	Class B	7,119	132
	Metro Inc.	3,716	124
	Inter Pipeline Ltd.	5,278	113
	CCL Industries Inc. Class B	530	97
	Canadian Utilities Ltd.
	Class A	3,086	89
	Keyera Corp.	2,696	87
	SNC-Lavalin Group Inc.	2,278	86
	Emera Inc.	2,213	80
	Atco Ltd.	1,722	56
	CAE Inc.	4,542	54
	Ritchie Bros Auctioneers Inc.	1,853	53
	Finning International Inc.	2,518	45
	Empire Co. Ltd.	2,435	40
	Stella-Jones Inc.	1,025	39
	ShawCor Ltd.	1,350	36
	Toromont Industries Ltd.	1,208	36
	Home Capital Group Inc.
	Class B	1,141	34
	Boyd Group Income Fund	566	34
	Cogeco Communications Inc.	615	31
	Pason Systems Inc.	2,036	30
	Canadian Western Bank	1,208	27
	Corus Entertainment Inc.
	Class B	2,415	24
	Transcontinental Inc.
	Class A	1,512	24
*	Enghouse Systems Ltd.	519	22
	Jean Coutu Group PJC Inc.
	Class A	1,316	20
	Alaris Royalty Corp.	780	19

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Ensign Energy Services Inc.	2,893	18
* Molson Coors Canada Inc.
Class B	183	17
Laurentian Bank of Canada	420	17
Gluskin Sheff &
Associates Inc.	1,050	15
Computer Modelling
Group Ltd.	1,588	13
* High Liner Foods Inc.	900	12
		7,508
China (6.1%)
Tencent Holdings Ltd.	99,300	2,020
China Overseas Land
& Investment Ltd.	160,000	508
Hengan International
Group Co. Ltd.	19,000	170
China Gas Holdings Ltd.	85,000	123
ENN Energy Holdings Ltd.	18,000	88
China Everbright
International Ltd.	72,000	81
Huaxin Cement Co. Ltd.
Class B	17,300	12
		3,002
Colombia (0.5%)
Grupo de Inversiones
Suramericana SA	8,378	113
* Isagen SA ESP	46,825	68
Bancolombia SA
Preference Shares	4,617	44
Bancolombia SA ADR	812	31
		256
Denmark (4.7%)
Novo Nordisk A/S Class B	33,509	1,871
Coloplast A/S Class B	3,166	237
Novozymes A/S	4,230	203
		2,311
Finland (0.0%)
Raisio Oyj	4,827	24

France (9.4%)
Sanofi	21,212	1,749
L’Oreal SA	9,146	1,661
Hermes International	1,702	606
Essilor International SA	3,476	450
SEB SA	754	85
Rubis SCA	716	56
IPSOS	1,081	32
		4,639
Germany (2.7%)
Fresenius SE & Co. KGaA	8,812	642
Fresenius Medical Care
AG & Co. KGaA	4,998	435
Fielmann AG	1,270	94

		Market
		Value•
	Shares	($000)
CTS Eventim AG & Co.
KGaA	1,507	53
Fuchs Petrolub SE
Preference Shares	1,198	51
AURELIUS SE & Co. KGaA	603	36
BayWa AG	791	28
		1,339
Hong Kong (5.1%)
Jardine Matheson
Holdings Ltd.	11,483	633
Jardine Strategic
Holdings Ltd.	18,000	520
MTR Corp. Ltd.	94,000	465
Cheung Kong Infrastructure
Holdings Ltd.	41,000	387
Hong Kong & China Gas
Co. Ltd.	188,000	350
Techtronic Industries
Co. Ltd.	29,500	111
Minth Group Ltd.	25,000	65
		2,531
India (10.0%)
Tata Consultancy
Services Ltd.	32,077	1,225
ITC Ltd.	129,704	635
Housing Development
Finance Corp. Ltd.	25,448	417
HDFC Bank Ltd.	22,105	375
HDFC Bank Ltd. ADR	5,964	375
Infosys Ltd.	19,314	351
Infosys Ltd. ADR	17,584	330
Larsen & Toubro Ltd.	15,187	287
Axis Bank Ltd.	39,072	278
Asian Paints Ltd.	15,548	203
Lupin Ltd.	7,194	174
IndusInd Bank Ltd.	9,505	150
LIC Housing Finance Ltd.	8,308	58
Power Finance Corp. Ltd.	19,283	52
Reliance Infrastructure Ltd.	3,989	32
		4,942
Indonesia (0.2%)
Indocement Tunggal
Prakarsa Tbk PT	64,600	96

Ireland (0.7%)
Kerry Group plc Class A	2,892	258
Glanbia plc	4,507	85
		343
Israel (1.8%)
Teva Pharmaceutical
Industries Ltd.	16,448	904

Italy (0.1%)
DiaSorin SPA	942	55

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Japan (8.7%)
Nippon Telegraph
& Telephone Corp.	33,712	1,509
Yahoo Japan Corp.	90,400	404
Asahi Group Holdings Ltd.	7,600	241
Sysmex Corp.	3,400	213
Unicharm Corp.	9,900	205
Daito Trust Construction
Co. Ltd.	1,300	184
West Japan Railway Co.	3,000	181
Nitori Holdings Co. Ltd.	1,800	167
M3 Inc.	5,400	146
Lawson Inc.	1,600	124
Don Quijote Holdings
Co. Ltd.	2,400	85
Shimamura Co. Ltd.	500	67
Mitsubishi UFJ Lease
& Finance Co. Ltd.	14,900	65
Sundrug Co. Ltd.	900	64
Rinnai Corp.	700	62
Kakaku.com Inc.	3,100	56
Kobayashi Pharmaceutical
Co. Ltd.	600	48
Miraca Holdings Inc.	1,100	47
Kaken Pharmaceutical Co. Ltd.	800	44
Glory Ltd.	1,200	39
San-A Co. Ltd.	800	37
Yaoko Co. Ltd.	800	35
Fuyo General Lease Co. Ltd.	800	34
GMO Payment Gateway Inc.	500	32
Relo Holdings Inc.	200	25
Aeon Delight Co. Ltd.	900	25
Ci:z Holdings Co. Ltd.	1,100	22
Kissei Pharmaceutical Co. Ltd.	900	21
SHO-BOND Holdings Co. Ltd.	448	19
Modec Inc.	1,100	17
Hiday Hidaka Corp.	700	16
Hamakyorex Co. Ltd.	900	16
NEC Networks & System
Integration Corp.	1,000	15
Siix Corp.	500	15
F@N Communications Inc.	2,000	14
Meiko Network Japan
Co. Ltd.	1,000	11
JP-Holdings Inc.	2,900	11
		4,316
Mexico (1.5%)
America Movil SAB de CV	673,336	476
Grupo Financiero Inbursa
SAB de CV	106,110	208
Kimberly-Clark de Mexico
SAB de CV Class A	27,900	66
		750

		Market
		Value•
	Shares	($000)
Netherlands (2.8%)
Unilever NV	27,719	1,207
Wolters Kluwer NV	4,961	189
		1,396
New Zealand (0.1%)
Ryman Healthcare Ltd.	8,877	55

Norway (0.1%)
Tomra Systems ASA	3,167	37

Philippines (0.7%)
SM Investments Corp.	13,000	261
Jollibee Foods Corp.	16,750	82
Manila Water Co. Inc.	35,600	21
		364
Poland (0.1%)
Asseco Poland SA	1,891	29

South Africa (2.2%)
Naspers Ltd.	7,062	972
Discovery Ltd.	11,538	103
EOH Holdings Ltd.	2,709	27
		1,102
South Korea (1.7%)
Hyundai Motor Co.	3,545	445
Hyundai Mobis Co. Ltd.	1,581	361
Dongsuh Cos. Inc.	1,571	44
		850
Spain (1.3%)
Abertis Infraestructuras SA	14,593	246
Red Electrica Corp. SA	2,116	189
Enagas SA	3,879	119
Viscofan SA	675	38
Vidrala SA	522	31
Miquel y Costas & Miquel SA	460	19
* Abengoa SA Class A	414	—
		642
Sweden (0.4%)
Hufvudstaden AB Class A	3,326	51
Intrum Justitia AB	1,331	48
Castellum AB	2,536	41
Wihlborgs Fastigheter AB	1,591	32
		172
Switzerland (11.9%)
Nestle SA	25,750	1,922
Novartis AG	25,192	1,917
Roche Holding AG	7,024	1,777
Galenica AG	106	155
Chocoladefabriken Lindt
& Spruengli AG	15	92
		5,863

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Thailand (0.1%)
* Glow Energy PCL	26,700	68

Turkey (0.2%)
BIM Birlesik Magazalar AS	5,197	114

United Kingdom (6.2%)
Shire plc	9,535	595
Associated British Foods plc	12,821	575
BHP Billiton plc	34,614	473
ARM Holdings plc	22,611	310
Experian plc	15,681	287
Smith & Nephew plc	14,442	245
Hikma Pharmaceuticals plc	3,930	127
Inmarsat plc	7,113	97
Rightmove plc	1,595	90
Micro Focus International plc	3,408	76
Regus plc	15,183	65
JD Sports Fashion plc	3,377	62
John Wood Group plc	6,309	58
Abcam plc	3,453	30
		3,090
Total Common Stocks
(Cost $48,216)		49,210
Temporary Cash Investments (3.5%)[1]
Money Market Fund (3.3%)
2 Vanguard Market
Liquidity Fund, 0.495%	1,629,471	1,629

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
3 Federal Home Loan
Bank Discount Notes,
0.350%, 7/15/16	100	100
Total Temporary Cash Investments
(Cost $1,729)		1,729
Total Investments (102.9%)
(Cost $49,945)		50,939
Other Assets and Liabilities (-2.9%)
Other Assets		4,324
Liabilities		(5,779)
		(1,455)
Net Assets (100%)		49,484

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	49,310
Affiliated Vanguard Funds	1,629
Total Investments in Securities	50,939
Investment in Vanguard	2
Receivables for Accrued Income	66
Receivables for Capital Shares Issued	3,710
Other Assets	546
Total Assets	55,263
Liabilities
Payables for Investment Securities
Purchased	2,261
Payables for Capital Shares Redeemed	127
Payables to Vanguard	5
Other Liabilities	3,386
Total Liabilities	5,779
Net Assets	49,484

International Dividend Appreciation Index Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	48,266
Undistributed Net Investment Income	107
Accumulated Net Realized Gains	107
Unrealized Appreciation (Depreciation)
Investment Securities	994
Foreign Currencies	10
Net Assets	49,484

Investor Shares—Net Assets
Applicable to 65,059 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,419
Net Asset Value Per Share—
Investor Shares	$21.81

Amount
($000)
ETF—Net Assets
Applicable to 600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,724
Net Asset Value Per Share—
ETF Shares	$54.54

Admiral—Net Assets
Applicable to 578,894 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,341
Net Asset Value Per Share—
Admiral Shares	$26.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 3.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

February 25, 2016[1] to
April 30, 2016
($000)
Investment Income
Income
Dividends[2]	134
Interest[3]	1
Total Income	135
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	1
Management and Administrative—ETF Shares	5
Management and Administrative—Admiral Shares	3
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—ETF Shares	1
Shareholders’ Reports—Admiral Shares	—
Total Expenses	10
Net Investment Income	125
Realized Net Gain (Loss)
Investment Securities Sold	99
Futures Contracts	8
Foreign Currencies	(5)
Realized Net Gain (Loss)	102
Change in Unrealized Appreciation (Depreciation)
Investment Securities	994
Foreign Currencies and Forward Currency Contracts	10
Change in Unrealized Appreciation (Depreciation)	1,004
Net Increase (Decrease) in Net Assets Resulting from Operations	1,231
1 Inception.
2 Dividends are net of foreign withholding taxes of $20,000.
3 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

February 25, 2016[1] to
April 30, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	125
Realized Net Gain (Loss)	102
Change in Unrealized Appreciation (Depreciation)	1,004
Net Increase (Decrease) in Net Assets Resulting from Operations	1,231
Distributions
Net Investment Income
Investor Shares	—
ETF Shares	(9)
Admiral Shares	(4)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Admiral Shares	—
Total Distributions	(13)
Capital Share Transactions
Investor Shares	1,389
ETF Shares	31,808
Admiral Shares	15,069
Net Increase (Decrease) from Capital Share Transactions	48,266
Total Increase (Decrease)	49,484
Net Assets
Beginning of Period	—
End of Period[2]	49,484
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $107,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	April 30, 2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.102 [2]
Net Realized and Unrealized Gain (Loss) on Investments	1.726
Total from Investment Operations	1.828
Distributions
Dividends from Net Investment Income	(.018)
Distributions from Realized Capital Gains	—
Total Distributions	(. 018)
Net Asset Value, End of Period	$21.81

Total Return[3]	9.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.34%
Ratio of Net Investment Income to Average Net Assets	2.89%
Portfolio Turnover Rate [4]	36%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	April 30, 2016
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income	. 344 [2]
Net Realized and Unrealized Gain (Loss) on Investments	4.241
Total from Investment Operations	4.585
Distributions
Dividends from Net Investment Income	(.045)
Distributions from Realized Capital Gains	—
Total Distributions	(. 045)
Net Asset Value, End of Period	$54.54

Total Return	9.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33
Ratio of Total Expenses to Average Net Assets	0.25%
Ratio of Net Investment Income to Average Net Assets	2.98%
Portfolio Turnover Rate [3]	36%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
March 2, 2016[1] to
For a Share Outstanding Throughout the Period	April 30, 2016
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	.123 [2]
Net Realized and Unrealized Gain (Loss) on Investments	1.399
Total from Investment Operations	1.522
Distributions
Dividends from Net Investment Income	(.022)
Distributions from Realized Capital Gains	—
Total Distributions	(. 022)
Net Asset Value, End of Period	$26.50

Total Return[3]	6.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15
Ratio of Total Expenses to Average Net Assets	0.25%
Ratio of Net Investment Income to Average Net Assets	2.98%
Portfolio Turnover Rate [4]	36%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk

International Dividend Appreciation Index Fund

involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International Dividend Appreciation Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $2,000, representing 0.00% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	8,542	—	—
Common Stocks—Other	706	39,962	—
Temporary Cash Investments	1,629	100	—
Total	10,877	40,062	—

D. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	1	103	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Dividend Appreciation Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the period ended April 30, 2016, the fund realized net foreign currency losses of $5,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2016, the cost of investment securities for tax purposes was $49,945,000. Net unrealized appreciation of investment securities for tax purposes was $994,000, consisting of unrealized gains of $1,327,000 on securities that had risen in value since their purchase and $333,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended April 30, 2016, the fund purchased $51,000,000 of investment securities and sold $2,884,000 of investment securities, other than temporary cash investments

G. Capital share transactions for each class of shares were:

	Period Ended April 30, 2016
	Amount	Shares
	($000)	(000)
Investor Shares[1]
Issued	1,587	74
Issued in Lieu of Cash Distributions	1	—
Redeemed	(199)	(9)
Net Increase (Decrease)—Investor Shares	1,389	65
ETF Shares[1]
Issued	31,808	600
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	31,808	600
Admiral Shares[2]
Issued	15,848	609
Issued in Lieu of Cash Distributions	3	—
Redeemed	(782)	(30)
Net Increase (Decrease) —Admiral Shares	15,069	579
1 Inception was February 25, 2016, for Investor Shares and ETF Shares.
2 Inception was March 2, 2016, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIHIX	VYMI	VIHAX
Expense Ratio[1]	0.40%	0.30%	0.30%

Portfolio Characteristics
		FTSE
		All-World
		ex US High
		Dividend Yield
	Fund	Index
Number of Stocks	884	893
Median Market Cap	$43.6B	$43.6B
Price/Earnings Ratio	15.9x	16.5x
Price/Book Ratio	1.3x	1.3x
Return on Equity	15.2%	15.3%
Earnings Growth
Rate	3.4%	3.6%
Dividend Yield	4.6%	4.6%
Turnover Rate
(Annualized)	42%	—
Short-Term Reserves	2.2%	—

Sector Diversification (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend Yield
	Fund	Index
Basic Materials	5.2%	5.5%
Consumer Goods	12.0	12.1
Consumer Services	4.1	4.2
Financials	36.6	36.4
Health Care	7.7	7.7
Industrials	9.2	9.1
Oil & Gas	9.6	9.5
Technology	2.7	2.7
Telecommunications	7.2	7.2
Utilities	5.7	5.6

Ten Largest Holdings (% of total net assets)

Nestle SA	Food Products	2.7%
Royal Dutch Shell plc	Integrated Oil & Gas	2.4
Roche Holding AG	Pharmaceuticals	2.1
Novartis AG	Pharmaceuticals	1.9
Toyota Motor Corp.	Automobiles	1.6
HSBC Holdings plc	Banks	1.5
British American
Tobacco plc	Tobacco	1.3
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.3
TOTAL SA	Integrated Oil & Gas	1.2
GlaxoSmithKline plc	Pharmaceuticals	1.2
Top Ten		17.2%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.39% for Investor Shares, 0.30% for ETF Shares, and 0.29% for Admiral Shares.

International High Dividend Yield Index Fund

Market Diversification (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Europe
United Kingdom	17.9%	17.7%
Switzerland	10.1	10.0
France	6.6	6.6
Germany	6.5	6.5
Spain	3.7	3.6
Sweden	2.8	2.8
Italy	2.5	2.5
Netherlands	2.5	2.4
Finland	1.1	1.1
Other	2.0	2.1
Subtotal	55.7%	55.3%
Pacific
Australia	8.0%	8.0%
Japan	7.3	7.5
Hong Kong	2.6	2.6
Singapore	1.4	1.4
Other	1.0	0.9
Subtotal	20.3%	20.4%
Emerging Markets
China	4.5%	4.5%
Taiwan	4.3	4.2
Brazil	2.2	2.3
South Africa	1.4	1.4
Russia	1.0	1.1
Other	3.3	3.7
Subtotal	16.7%	17.2%
North America
Canada	7.1%	7.0%
Middle East	0.2%	0.1%

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): February 25, 2016, Through April 30, 2016

		FTSE
		All-World
		ex US High
		Dividend Yield
	Investor Shares	Index
Fiscal Year	Total Returns	Total Returns
2016	11.17%	12.45%
Note: For 2016, performance data reflect the six months ended April 30, 2016.

Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Investor Shares	2/25/2016	7.97%
ETF Shares	2/25/2016
Market Price		8.44
Net Asset Value		7.99
Admiral Shares	3/2/2016	4.56

See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Australia (8.0%)
Commonwealth
Bank of Australia	6,973	389
Westpac Banking Corp.	13,658	321
National Australia Bank Ltd.	10,783	221
Australia & New Zealand
Banking Group Ltd.	11,941	219
BHP Billiton Ltd.	13,116	205
Wesfarmers Ltd.	4,674	151
Woolworths Ltd.	5,261	88
Transurban Group	8,409	74
Telstra Corp. Ltd.	17,113	70
Rio Tinto Ltd.	1,702	66
Woodside Petroleum Ltd.	2,936	63
Macquarie Group Ltd.	1,247	60
Amcor Ltd.	4,765	56
AMP Ltd.	11,843	53
Suncorp Group Ltd.	5,264	50
QBE Insurance Group Ltd.	5,593	47
Insurance Australia
Group Ltd.	10,082	44
AGL Energy Ltd.	2,750	38
APA Group	4,758	32
Origin Energy Ltd.	7,127	29
Caltex Australia Ltd.	1,139	28
Aurizon Holdings Ltd.	8,467	27
Medibank Pvt Ltd.	11,242	27
Sonic Healthcare Ltd.	1,774	26
ASX Ltd.	769	25
James Hardie Industries plc	1,794	25
Sydney Airport	4,856	25
LendLease Group	2,217	21
Coca-Cola Amatil Ltd.	2,795	18
Orica Ltd.	1,543	18
Challenger Ltd.	2,564	17
Incitec Pivot Ltd.	7,125	17
Asciano Ltd.	2,554	17
Tatts Group Ltd.	5,868	17
Boral Ltd.	3,171	15

		Market
		Value•
	Shares	($000)
DUET Group	8,972	15
Bendigo & Adelaide
Bank Ltd.	1,901	13
Bank of Queensland Ltd.	1,520	13
Meridian Energy Ltd.	6,462	12
CIMIC Group Ltd.	441	12
Tabcorp Holdings Ltd.	3,325	11
Computershare Ltd.	1,423	11
Adelaide Brighton Ltd.	2,592	10
Alumina Ltd.	8,826	10
AusNet Services	8,387	10
Orora Ltd.	4,315	9
IOOF Holdings Ltd.	1,182	8
ALS Ltd.	2,209	8
Macquarie Atlas
Roads Group	2,066	8
Recall Holdings Ltd.	1,206	8
Magellan Financial Group Ltd.	400	7
Harvey Norman Holdings Ltd.	1,909	6
Fairfax Media Ltd.	9,240	6
DuluxGroup Ltd.	1,120	5
CSR Ltd.	2,056	5
Sims Metal Management Ltd.	714	5
WorleyParsons Ltd.	952	5
Downer EDI Ltd.	1,773	5
Flight Centre Travel
Group Ltd.	160	5
Seven West Media Ltd.	4,348	3
Platinum Asset
Management Ltd.	676	3
Perpetual Ltd.	93	3
New Hope Corp. Ltd.	1,315	1
		2,816
Austria (0.1%)
OMV AG	636	19
voestalpine AG	377	14
Vienna Insurance Group AG
Wiener Versicherung Gruppe	139	3
		36

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Belgium (0.5%)
	KBC Groep NV	1,123	63
	Ageas	795	31
	Solvay SA Class A	263	27
	Groupe Bruxelles Lambert SA	289	26
	Proximus SADP	454	15
	bpost SA	402	12
*	Telenet Group Holding NV	167	8
			182
Brazil (2.2%)
	Itau Unibanco Holding
	SA ADR	9,224	88
	Ambev SA ADR	13,700	77
*	Petroleo Brasileiro SA
	ADR Type A	11,848	70
	Banco Bradesco SA ADR	7,352	55
	Banco Bradesco SA	4,900	40
	Itausa - Investimentos Itau
	SA Preference Shares	14,600	37
*	Petroleo Brasileiro SA ADR	4,616	36
	BM&FBovespa SA - Bolsa
	de Valores Mercadorias
	e Futuros	7,100	36
	Itau Unibanco Holding SA
	Preference Shares	3,200	31
	Vale SA Class B ADR	4,784	27
	Vale SA Class B Pref. ADR	5,964	27
	Ambev SA	4,500	25
	Banco do Brasil SA	3,600	23
	Kroton Educacional SA	6,200	23
	BB Seguridade
	Participacoes SA	2,400	21
	CCR SA	3,400	16
	Telefonica Brasil SA ADR	1,136	14
	Banco Bradesco SA
	Preference Shares	1,620	12
	Tractebel Energia SA	1,000	11
	Banco Santander Brasil SA	1,800	10
	CETIP SA - Mercados
	Organizados	752	9
	JBS SA	2,800	7
	Vale SA Preference Shares	1,500	7
	CPFL Energia SA	1,100	6
*	Petroleo Brasileiro SA
	Preference Shares	2,100	6
	BTG Pactual Group	1,000	6
	Telefonica Brasil SA
	Preference Shares	400	5
	Sul America SA	1,000	5
	Braskem SA ADR	320	5
	Cia Energetica de Minas
	Gerais ADR	2,228	4
	TOTVS SA	500	4
	Vale SA	700	4
	Cia Energetica de Sao Paulo
	Preference Shares	900	4

			Market
			Value•
	Shares		($000)
	Natura Cosmeticos SA	500	4
	EDP - Energias do Brasil SA	900	3
	Porto Seguro SA	400	3
	Centrais Eletricas Brasileiras
	SA Preference Shares	800	3
	AES Tiete Energia SA	600	2
	Cia Paranaense de
	Energia ADR	296	2
	Centrais Eletricas Brasileiras
	SA ADR	656	2
	Estacio Participacoes SA	700	2
	Multiplus SA	200	2
*	Centrais Eletricas
	Brasileiras SA	800	2
	Transmissora Alianca de
	Energia Eletrica SA	300	2
	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares	100	2
	Cia Paranaense de Energia	300	2
	Cia Energetica de Minas
	Gerais Preference Shares	800	2
	CPFL Energia SA ADR	132	2
	Cia Energetica de
	Minas Gerais	700	1
	Cia de Gas de Sao Paulo
	COMGAS Preference
	Shares Class A	100	1
	Smiles SA	100	1
*	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares Temp Line	2	—
*	Cia de Gas de Sao Paulo
	COMGAS Preference
	Shares Class A Rights
	Exp. 05/27/2016	2	—
			789
Canada (7.0%)
	Royal Bank of Canada	6,072	377
	Toronto-Dominion Bank	7,601	338
	Bank of Nova Scotia	4,931	259
	Bank of Montreal	2,680	175
	Enbridge Inc.	3,844	160
	Canadian Imperial
	Bank of Commerce	1,700	137
	TransCanada Corp.	2,932	122
	Manulife Financial Corp.	8,100	119
	Sun Life Financial Inc.	2,464	84
	Potash Corp. of
	Saskatchewan Inc.	3,380	60
	Thomson Reuters Corp.	1,380	57
	Rogers Communications Inc.
	Class B	1,448	56
	BCE Inc.	1,176	55
	Agrium Inc.	600	52
	National Bank of Canada	1,428	51

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Pembina Pipeline Corp.	1,568	47
Fortis Inc.	1,200	38
Power Corp. of Canada	1,504	37
Crescent Point Energy Corp.	2,152	36
Great-West Lifeco Inc.	1,156	34
Shaw Communications Inc.
Class B	1,676	31
Inter Pipeline Ltd.	1,364	29
Power Financial Corp.	1,000	26
ARC Resources Ltd.	1,492	25
TELUS Corp.	780	25
Canadian Utilities Ltd. Class A	800	23
CI Financial Corp.	880	19
IGM Financial Inc.	380	12
		2,484
Chile (0.2%)
Enersis Americas SA ADR	1,486	13
Banco Santander Chile ADR	615	12
AES Gener SA	19,007	10
Enersis Chile SA ADR	1,486	9
Colbun SA	33,955	9
Sociedad Quimica y
Minera de Chile SA
Preference Shares Class B	351	8
Banco de Credito
e Inversiones	169	7
Banco de Chile	63,605	7
Itau CorpBanca	637,779	6
Aguas Andinas SA Class A	9,197	5
		86
China (4.5%)
China Mobile Ltd.	21,500	247
China Construction
Bank Corp.	378,000	240
Industrial & Commercial
Bank of China Ltd.	296,000	158
Bank of China Ltd.	310,000	125
China Petroleum
& Chemical Corp.	106,000	75
China Merchants
Bank Co. Ltd.	18,500	41
Agricultural Bank
of China Ltd.	106,000	38
PICC Property
& Casualty Co. Ltd.	16,000	29
Hengan International
Group Co. Ltd.	3,000	27
China Minsheng
Banking Corp. Ltd.	26,500	25
China Shenhua
Energy Co. Ltd.	14,000	24
Haitong Securities Co. Ltd.	14,000	23
Bank of Communications
Co. Ltd.	35,000	22
China Communications
Construction Co. Ltd.	17,000	20

			Market
			Value•
		Shares	($000)
	China CITIC Bank Corp. Ltd.	30,000	19
	CITIC Securities Co. Ltd.	8,500	19
1	Dalian Wanda Commercial
	Properties Co. Ltd.	2,800	18
	China Merchants Holdings
	International Co. Ltd.	6,000	18
	Guangdong Investment Ltd.	12,000	17
	China Resources Power
	Holdings Co. Ltd.	10,000	17
	Huaneng Power
	International Inc.	22,000	16
	GF Securities Co. Ltd.	6,200	14
	China Cinda Asset
	Management Co. Ltd.	42,000	14
1	China Galaxy Securities
	Co. Ltd.	15,500	14
	China Vanke Co. Ltd.	5,300	13
	Beijing Enterprises
	Holdings Ltd.	2,500	13
	Anhui Conch Cement
	Co. Ltd.	4,500	12
	Evergrande Real Estate
	Group Ltd.	16,000	12
	Guangzhou Automobile
	Group Co. Ltd.	10,000	12
	Belle International
	Holdings Ltd.	19,000	12
	Country Garden
	Holdings Co. Ltd.	29,000	11
	ANTA Sports Products Ltd.	4,000	10
	Far East Horizon Ltd.	12,000	9
	COSCO Pacific Ltd.	8,000	8
	Longfor Properties Co. Ltd.	6,000	8
	Great Wall Motor Co. Ltd.	11,000	8
	China Everbright Ltd.	4,000	8
	China Power International
	Development Ltd.	18,000	8
	Guangzhou R&F
	Properties Co. Ltd.	5,200	7
	Shimao Property
	Holdings Ltd.	5,000	7
	Shanghai Industrial
	Holdings Ltd.	3,000	7
	Shenzhen International
	Holdings Ltd.	4,000	7
	Huadian Power International
	Corp. Ltd.	12,000	6
	Zhejiang Expressway
	Co. Ltd.	6,000	6
	Sino-Ocean Land
	Holdings Ltd.	13,500	6
	Zijin Mining Group Co. Ltd.	18,000	6
	Sinopec Shanghai
	Petrochemical Co. Ltd.	12,000	6
	Chongqing Rural
	Commercial Bank Co. Ltd.	11,000	6

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Kingboard Chemical
	Holdings Ltd.	3,000	6
	Sunac China Holdings Ltd.	9,000	6
	China Jinmao Holdings
	Group Ltd.	20,000	6
	Shenzhen Investment Ltd.	14,000	6
	GOME Electrical Appliances
	Holding Ltd.	43,000	5
	Jiangsu Expressway
	Co. Ltd.	4,000	5
	Datang International Power
	Generation Co. Ltd.	18,000	5
	Beijing Jingneng Clean
	Energy Co. Ltd.	16,000	5
	China Everbright Bank
	Co. Ltd.	11,000	5
	Agile Property Holdings Ltd.	8,000	5
1	Fuyao Glass Industry
	Group Co. Ltd.	2,000	4
	Chongqing Changan
	Automobile Co. Ltd.
	Class B	2,500	4
	Guangdong Electric Power
	Development Co. Ltd.
	Class B	7,600	4
	Sinotrans Ltd.	9,000	4
	Yuexiu Property Co. Ltd.	28,000	4
	Lee & Man Paper
	Manufacturing Ltd.	6,000	4
	KWG Property Holding Ltd.	6,000	4
*,1	China Huarong Asset
	Management Co. Ltd.	11,000	4
	China Communications
	Services Corp. Ltd.	8,000	4
1	Sinopec Engineering
	Group Co. Ltd.	4,000	4
	Huishang Bank Corp. Ltd.	7,000	3
1	BAIC Motor Corp. Ltd.	4,000	3
	Huadian Fuxin Energy
	Corp. Ltd.	14,000	3
	SOHO China Ltd.	6,000	3
*	Greentown China
	Holdings Ltd.	3,500	3
1	Red Star Macalline
	Group Corp. Ltd.	2,200	2
	China Zhongwang
	Holdings Ltd.	4,400	2
	China Resources Cement
	Holdings Ltd.	6,000	2
	Shenzhen Expressway
	Co. Ltd.	2,000	2
	China International Marine
	Containers Group Co. Ltd.	1,100	2
	Xinjiang Goldwind Science
	& Technology Co. Ltd.	1,000	2
	Anhui Expressway Co. Ltd.	2,000	2

		Market
		Value•
	Shares	($000)
CSG Holding Co. Ltd.
Class B	1,900	2
Kingboard Laminates
Holdings Ltd.	3,000	2
China South City
Holdings Ltd.	8,000	2
Lao Feng Xiang Co. Ltd.
Class B	400	1
China Hongqiao Group Ltd.	2,000	1
China Dongxiang Group
Co. Ltd.	7,000	1
Sichuan Expressway Co. Ltd.	4,000	1
China BlueChemical Ltd.	4,000	1
Inner Mongolia Yitai Coal
Co. Ltd. Class B	100	—
		1,602
Colombia (0.1%)
Bancolombia SA ADR	448	17
Ecopetrol SA ADR	917	9
Grupo Aval Acciones
y Valores SA ADR	752	6
Almacenes Exito SA	1,059	6
Corp Financiera
Colombiana SA	403	6
Interconexion Electrica
SA ESP	1,769	5
Ecopetrol SA	3,607	2
Grupo Aval Acciones
y Valores Preference Shares	3,640	2
		53
Czech Republic (0.1%)
Komercni banka as	52	11
CEZ AS	544	10
		21
Denmark (0.3%)
Danske Bank A/S	3,148	89
TDC A/S	3,051	15
Tryg A/S	407	8
		112
Egypt (0.1%)
Commercial International
Bank Egypt SAE	4,393	22
Talaat Moustafa Group	6,981	5
Telecom Egypt Co.	3,577	3
Sidi Kerir Petrochemicals Co.	1,624	3
ElSewedy Electric Co.	356	2
* Orascom Construction Ltd.	217	1
		36
Finland (1.1%)
Sampo Oyj Class A	1,954	85
Kone Oyj Class B	1,521	69
UPM-Kymmene Oyj	2,193	42
Fortum Oyj	1,959	30
Wartsila OYJ Abp	607	26
Elisa Oyj	685	26

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Stora Enso Oyj	2,513	22
Nokian Renkaat Oyj	546	20
Neste Oyj	616	20
Orion Oyj Class B	427	15
Metso Oyj	554	13
Kesko Oyj Class B	317	13
		381
France (6.6%)
TOTAL SA	8,591	434
Sanofi	4,610	380
BNP Paribas SA	4,035	214
AXA SA	7,919	200
Schneider Electric SE	2,250	147
Orange SA	7,805	130
Societe Generale SA	3,012	118
Engie SA	5,856	97
Vivendi SA	4,762	91
Cie de Saint-Gobain	1,810	83
Cie Generale des
Etablissements Michelin	734	77
Credit Agricole SA	4,307	48
Veolia Environnement SA	1,902	47
SES SA	1,171	32
Technip SA	461	27
Bouygues SA	795	26
Suez Environnement Co.	1,219	22
SCOR SE	643	22
Natixis SA	3,751	21
Eutelsat Communications SA	642	20
Rexel SA	1,246	19
STMicroelectronics NV	2,478	15
Edenred	757	15
Electricite de France SA	1,036	15
Casino Guichard Perrachon SA	245	15
CNP Assurances	733	12
Lagardere SCA	436	11
Euler Hermes Group	53	5
		2,343
Germany (6.5%)
Siemens AG	3,148	329
Allianz SE	1,868	318
BASF SE	3,756	311
Daimler AG	3,919	273
Deutsche Telekom AG	12,842	225
Bayerische Motoren
Werke AG	1,329	123
Deutsche Post AG	3,996	117
Muenchener
Rueckversicherungs-
Gesellschaft AG in
Muenchen	600	112
E.ON SE	7,798	81
Vonovia SE	1,941	65
ProSiebenSat.1 Media SE	883	45
Commerzbank AG	4,295	40

		Market
		Value•
	Shares	($000)
Porsche Automobil Holding
SE Preference Shares	656	37
Hannover Rueck SE	253	29
METRO AG	757	24
RWE AG	1,544	23
K&S AG	782	20
Bayerische Motoren Werke
AG Preference Shares	225	18
Evonik Industries AG	534	17
HUGO BOSS AG	261	17
Deutsche Lufthansa AG	1,022	16
RTL Group SA	157	13
Telefonica Deutschland
Holding AG	2,501	13
MAN SE	110	12
Axel Springer SE	187	10
RWE AG Preference Shares	783	9
Talanx AG	222	7
		2,304
Greece (0.0%)
OPAP SA	599	5
* Hellenic Petroleum SA	299	1
		6
Hong Kong (2.7%)
Hong Kong Exchanges
and Clearing Ltd.	4,800	121
Sun Hung Kai Properties Ltd.	7,000	88
Cheung Kong Property
Holdings Ltd.	11,500	79
CLP Holdings Ltd.	6,500	60
Hang Seng Bank Ltd.	3,100	56
Power Assets Holdings Ltd.	5,500	52
BOC Hong Kong
Holdings Ltd.	15,000	45
Sands China Ltd.	9,600	34
Wharf Holdings Ltd.	6,000	32
MTR Corp. Ltd.	5,500	27
Swire Pacific Ltd. Class A	2,500	27
New World
Development Co. Ltd.	27,000	27
Sino Land Co. Ltd.	14,000	22
Want Want China
Holdings Ltd.	26,000	20
Wheelock & Co. Ltd.	4,000	19
Hang Lung Properties Ltd.	9,000	18
Bank of East Asia Ltd.	4,800	17
Hysan Development Co. Ltd.	3,000	13
Li & Fung Ltd.	20,000	12
Hang Lung Group Ltd.	4,000	12
PCCW Ltd.	17,000	12
Yue Yuen Industrial
Holdings Ltd.	3,000	11
Kerry Properties Ltd.	4,000	11
NWS Holdings Ltd.	7,000	11
Hopewell Holdings Ltd.	3,000	10

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Tingyi Cayman Islands
Holding Corp.	8,000	9
ASM Pacific Technology Ltd.	1,000	7
Cathay Pacific Airways Ltd.	4,000	6
VTech Holdings Ltd.	600	6
Cafe de Coral Holdings Ltd.	2,000	6
Orient Overseas
International Ltd.	1,500	6
Dah Sing Financial
Holdings Ltd.	800	6
Xinyi Glass Holdings Ltd.	8,000	5
First Pacific Co. Ltd.	8,000	5
Television Broadcasts Ltd.	1,300	5
Xinyi Solar Holdings Ltd.	12,000	5
Shun Tak Holdings Ltd.	14,000	5
Haitong International
Securities Group Ltd.	8,000	5
SJM Holdings Ltd.	6,000	4
Guotai Junan International
Holdings Ltd.	11,000	4
Huabao International
Holdings Ltd.	8,000	3
Lifestyle International
Holdings Ltd.	1,500	3
Chow Tai Fook Jewellery
Group Ltd.	3,200	2
Texwinca Holdings Ltd.	2,000	2
Kowloon Development
Co. Ltd.	2,000	2
Hutchison
Telecommunications
Hong Kong Holdings Ltd.	4,000	1
SA Sa International
Holdings Ltd.	4,000	1
Hopewell Highway
Infrastructure Ltd.	2,000	1
		935
Hungary (0.1%)
OTP Bank plc	837	22
MOL Hungarian Oil & Gas plc	224	14
Magyar Telekom
Telecommunications plc	1,192	2
		38
Indonesia (0.2%)
Telekomunikasi Indonesia
Persero Tbk PT	210,800	57
Indocement Tunggal
Prakarsa Tbk PT	6,800	10
Perusahaan Gas Negara
Persero Tbk	47,100	9
United Tractors Tbk PT	6,500	7
Tambang Batubara Bukit
Asam Persero Tbk PT	4,500	3
* Vale Indonesia Tbk PT	9,100	1
		87

		Market
		Value•
	Shares	($000)
Ireland (0.1%)
* Bank of Ireland	111,583	34

Israel (0.2%)
Bezeq The Israeli
Telecommunication
Corp. Ltd.	8,744	18
Israel Chemicals Ltd.	2,146	11
Amot Investments Ltd.	1,697	6
Paz Oil Co. Ltd.	32	5
Gazit-Globe Ltd.	494	5
Harel Insurance
Investments & Financial
Services Ltd.	1,050	4
Shikun & Binui Ltd.	2,056	4
Israel Corp. Ltd.	19	4
Migdal Insurance &
Financial Holding Ltd.	2,097	1
		58
Italy (2.5%)
Eni SPA	10,216	167
Enel SPA	31,205	142
Intesa Sanpaolo SPA
(Registered)	45,731	127
UniCredit SPA	20,177	78
Assicurazioni Generali SPA	5,078	78
Snam SPA	10,182	62
Atlantia SPA	1,945	54
Terna Rete Elettrica
Nazionale SPA	5,771	32
Tenaris SA	1,995	27
Intesa Sanpaolo SPA	7,652	20
Mediobanca SPA	2,282	19
Telecom Italia SPA (Bearer)	23,797	19
Unione di Banche
Italiane SPA	3,443	15
Banco Popolare SC	1,555	11
UnipolSai SPA	3,628	8
Banca Mediolanum SPA	923	8
FinecoBank Banca
Fineco SPA	762	6
		873
Japan (7.3%)
Toyota Motor Corp.	11,300	573
Mitsubishi UFJ Financial
Group Inc.	57,100	263
Honda Motor Co. Ltd.	7,400	200
Sumitomo Mitsui Financial
Group Inc.	5,400	162
Mizuho Financial Group Inc.	102,500	154
Takeda Pharmaceutical
Co. Ltd.	3,200	153
Canon Inc.	4,100	115
Nissan Motor Co. Ltd.	10,400	92
Mitsui & Co. Ltd.	7,000	85
Fuji Heavy Industries Ltd.	2,500	82

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	ITOCHU Corp.	5,900	75
	Nomura Holdings Inc.	14,100	60
	Sumitomo Corp.	4,900	52
	Sumitomo Mitsui Trust
	Holdings Inc.	16,000	49
	JX Holdings Inc.	10,500	45
	Sekisui House Ltd.	2,400	42
	Daiwa Securities Group Inc.	7,000	41
	Marubeni Corp.	7,000	37
	Resona Holdings Inc.	9,000	32
	Japan Post Bank Co. Ltd.	1,700	21
	Dai Nippon Printing Co. Ltd.	2,000	19
	Yamaha Motor Co. Ltd.	1,100	18
	Aozora Bank Ltd.	5,000	18
	Chugoku Electric
	Power Co. Inc.	1,300	17
	Kawasaki Heavy
	Industries Ltd.	6,000	17
	Japan Airlines Co. Ltd.	300	11
	Hino Motors Ltd.	1,100	11
	Kobe Steel Ltd.	11,000	10
	Showa Shell Sekiyu KK	1,000	10
	Sojitz Corp.	5,100	10
	TonenGeneral Sekiyu KK	1,000	9
	DIC Corp.	4,000	9
	Sony Financial Holdings Inc.	700	9
	Aoyama Trading Co. Ltd.	200	7
	Hitachi Construction
	Machinery Co. Ltd.	400	6
	NTN Corp.	2,000	6
	Senshu Ikeda Holdings Inc.	1,500	6
	Okasan Securities Group Inc.	1,000	5
	North Pacific Bank Ltd.	1,900	5
	Hitachi Capital Corp.	200	4
	Tokai Tokyo Financial
	Holdings Inc.	800	4
	Sanrio Co. Ltd.	200	4
	Sankyo Co. Ltd.	100	4
	Mitsui Mining &
	Smelting Co. Ltd.	2,000	4
	Matsui Securities Co. Ltd.	200	2
			2,558
Malaysia (0.7%)
	Malayan Banking Bhd.	22,100	50
	Sime Darby Bhd.	14,400	28
	CIMB Group Holdings Bhd.	23,500	28
	Axiata Group Bhd.	17,500	25
	Maxis Bhd.	10,900	16
	DiGi.Com Bhd.	12,900	14
	AMMB Holdings Bhd.	9,800	11
	YTL Corp. Bhd.	25,100	10
	Telekom Malaysia Bhd.	3,900	7
	Westports Holdings Bhd.	5,800	6
	YTL Power International Bhd.	15,500	6
1	Astro Malaysia Holdings Bhd.	8,400	6

			Market
			Value•
		Shares	($000)
	British American Tobacco
	Malaysia Bhd.	500	6
	Alliance Financial Group Bhd.	5,600	6
	KLCCP Stapled Group	3,100	6
	UMW Holdings Bhd.	2,700	5
	Lafarge Malaysia Bhd.	1,900	4
	SP Setia Bhd Group	4,700	4
	Berjaya Sports Toto Bhd.	2,600	2
			240
Mexico (0.1%)
	Grupo Aeroportuario del
	Pacifico SAB de CV Class B	1,400	13
	Grupo Financiero Santander
	Mexico SAB de CV Class B	6,300	11
	Kimberly-Clark de Mexico
	SAB de CV Class A	2,800	7
	Grupo Sanborns SAB de CV	1,200	2
	Infraestructura Energetica
	Nova SAB de CV	400	2
			35
Netherlands (2.5%)
	Unilever NV	6,170	269
	ING Groep NV	15,960	196
	Koninklijke Philips NV	3,877	107
	Koninklijke KPN NV	12,842	50
	NN Group NV	1,401	49
	Aegon NV	7,910	45
	Koninklijke DSM NV	703	43
	ArcelorMittal	6,813	38
	Randstad Holding NV	515	28
1	ABN AMRO Group NV	1,021	22
	Boskalis Westminster	361	15
*	OCI NV	328	6
			868
New Zealand (0.2%)
	Spark New Zealand Ltd.	7,231	19
	Fletcher Building Ltd.	2,703	16
	Contact Energy Ltd.	3,047	11
	SKYCITY Entertainment
	Group Ltd.	2,122	7
	Mighty River Power Ltd.	2,786	6
	SKY Network Television Ltd.	1,541	6
	Air New Zealand Ltd.	2,214	4
	Vector Ltd.	1,418	3
	Warehouse Group Ltd.	713	1
			73
Norway (0.8%)
	Statoil ASA	3,992	70
	DNB ASA	4,403	56
	Telenor ASA	2,800	48
	Orkla ASA	3,370	29
	Yara International ASA	690	28
	Marine Harvest ASA	1,632	26
	Gjensidige Forsikring ASA	700	12
			269

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Pakistan (0.1%)
Oil & Gas Development
Co. Ltd.	6,000	8
Fauji Fertilizer Co. Ltd.	7,100	7
Pakistan Petroleum Ltd.	4,400	6
National Bank of Pakistan	7,000	4
		25
Philippines (0.1%)
Philippine Long Distance
Telephone Co.	310	11
Aboitiz Power Corp.	11,200	11
Manila Electric Co.	1,290	10
Globe Telecom Inc.	110	5
		37
Poland (0.4%)
Polski Koncern Naftowy
ORLEN SA	1,304	24
Powszechna Kasa
Oszczednosci Bank
Polski SA	3,192	20
Bank Pekao SA	487	20
Powszechny Zaklad
Ubezpieczen SA	1,989	18
PGE Polska Grupa
Energetyczna SA	2,953	10
KGHM Polska Miedz SA	486	10
Polskie Gornictwo Naftowe
i Gazownictwo SA	6,142	8
Bank Zachodni WBK SA	102	7
Energa SA	1,407	5
Tauron Polska Energia SA	4,844	4
* mBank SA	36	3
Asseco Poland SA	163	2
Orange Polska SA	1,338	2
Enea SA	622	2
Bank Handlowy w
Warszawie SA	96	2
Synthos SA	1,487	2
Budimex SA	27	1
		140
Portugal (0.2%)
EDP - Energias de
Portugal SA	9,113	32
Galp Energia SGPS SA	2,117	29
		61
Russia (1.0%)
Gazprom PAO ADR	13,332	69
Lukoil PJSC ADR	1,221	52
Gazprom PAO	17,940	47
Lukoil PJSC	794	34
Tatneft PAO ADR	889	28
Rosneft OAO GDR	4,633	25
Surgutneftegas OAO
Preference Shares	30,600	20

			Market
			Value•
		Shares	($000)
	Mobile TeleSystems
	PJSC ADR	1,958	18
	Moscow Exchange
	MICEX-RTS PJSC	4,370	7
	MMC Norilsk Nickel
	PJSC ADR	420	6
	Severstal PAO GDR	442	5
	Alrosa PAO	4,200	5
	Rostelecom PJSC	2,810	4
	PhosAgro OAO GDR	244	4
*	Bashneft PAO
	Preference Shares	131	4
	Tatneft PAO
	Preference Shares	1,100	3
	Bashneft PAO	71	3
	MegaFon PJSC GDR	242	3
	Sistema JSFC GDR	375	3
	Novolipetsk Steel OJSC	1,720	2
	E.ON Russia JSC	53,000	2
	Rostelecom PJSC ADR	220	2
*	Aeroflot - Russian
	Airlines OJSC	1,600	2
	Inter RAO UES PJSC	59,000	2
	LSR Group PJSC GDR	701	2
			352
Singapore (1.4%)
	Oversea-Chinese
	Banking Corp. Ltd.	13,400	87
	Singapore
	Telecommunications Ltd.	29,700	85
	DBS Group Holdings Ltd.	7,200	81
	United Overseas Bank Ltd.	4,900	67
	Keppel Corp. Ltd.	6,000	24
	Singapore Press
	Holdings Ltd.	6,600	20
	Singapore Exchange Ltd.	3,400	19
	Singapore Airlines Ltd.	2,100	18
	ComfortDelGro Corp. Ltd.	7,400	16
	Singapore Technologies
	Engineering Ltd.	6,300	15
	Hutchison Port
	Holdings Trust	20,200	9
	Golden Agri-Resources Ltd.	29,500	9
	Sembcorp Industries Ltd.	3,900	8
	Singapore Post Ltd.	6,200	7
	SATS Ltd.	2,300	7
	Noble Group Ltd.	17,100	6
	Yangzijiang Shipbuilding
	Holdings Ltd.	7,900	6
	Venture Corp. Ltd.	900	6
	Sembcorp Marine Ltd.	3,600	4
	StarHub Ltd.	1,700	4
	Frasers Centrepoint Ltd.	1,700	2
	SIA Engineering Co. Ltd.	300	1
	M1 Ltd.	400	1
			502

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
South Africa (1.4%)
MTN Group Ltd.	7,254	76
Sasol Ltd.	2,284	75
Standard Bank Group Ltd.	4,890	44
FirstRand Ltd.	12,584	40
Sanlam Ltd.	7,488	36
Woolworths Holdings Ltd.	3,896	25
Tiger Brands Ltd.	720	18
Vodacom Group Ltd.	1,350	16
Barclays Africa Group Ltd.	1,336	14
Truworths International Ltd.	1,713	13
Mr Price Group Ltd.	978	12
Life Healthcare Group
Holdings Ltd.	4,562	12
SPAR Group Ltd.	757	11
AVI Ltd.	1,748	11
RMB Holdings Ltd.	2,620	11
Investec Ltd.	1,286	10
Nedbank Group Ltd.	740	9
Imperial Holdings Ltd.	631	7
MMI Holdings Ltd.	3,713	6
Coronation Fund
Managers Ltd.	1,071	6
Telkom SA SOC Ltd.	1,366	5
Liberty Holdings Ltd.	549	5
JSE Ltd.	461	5
Tsogo Sun Holdings Ltd.	2,731	5
Barloworld Ltd.	849	5
Nampak Ltd.	2,809	5
Tongaat Hulett Ltd.	529	4
Massmart Holdings Ltd.	413	4
DataTec Ltd.	1,028	3
Santam Ltd.	192	3
AECI Ltd.	331	2
Omnia Holdings Ltd.	181	2
Oceana Group Ltd.	197	2
Sun International Ltd.	284	2
PPC Ltd.	1,308	1
Alexander Forbes Group
Holdings Ltd.	2,484	1
		506
South Korea (0.8%)
POSCO	271	57
KB Financial Group Inc.	1,648	51
KT&G Corp.	454	49
Hyundai Motor Co. 2nd
Preference Shares	243	21
SK Telecom Co. Ltd. ADR	821	16
Woori Bank	1,608	15
Industrial Bank of Korea	1,294	14
Hyundai Marine & Fire
Insurance Co. Ltd.	294	8
DGB Financial Group Inc.	821	7
Hanwha Life Insurance
Co. Ltd.	1,084	6
Daewoo Securities Co. Ltd.	859	6

			Market
			Value•
		Shares	($000)
	Doosan Heavy Industries
	& Construction Co. Ltd.	252	6
	Woori Investment
	& Securities Co. Ltd.	605	5
	Doosan Corp.	53	5
	Samsung Card Co. Ltd.	143	5
	Hite Jinro Co. Ltd.	196	5
	Hyundai Motor Co.
	Preference Shares	16	1
			277
Spain (3.7%)
	Banco Santander SA	59,262	301
	Telefonica SA	17,344	190
	Banco Bilbao Vizcaya
	Argentaria SA	26,180	180
	Iberdrola SA	23,166	165
	Repsol SA	4,654	61
*	Ferrovial SA	1,958	42
	Banco de Sabadell SA	19,815	38
	Red Electrica Corp. SA	422	38
	Abertis Infraestructuras SA	2,033	34
	CaixaBank SA	10,462	31
	Enagas SA	921	28
	Gas Natural SDG SA	1,296	27
	Endesa SA	1,246	26
	ACS Actividades de
	Construccion y Servicios SA	730	24
	Bankinter SA	2,730	21
	Banco Popular Espanol SA	6,708	18
	Bankia SA	19,132	18
	Distribuidora Internacional
	de Alimentacion SA	2,470	14
	Mapfre SA	4,219	11
	Mediaset Espana
	Comunicacion SA	813	11
	Zardoya Otis SA	590	6
*	Acerinox SA	400	5
			1,289
Sweden (2.8%)
	Hennes & Mauritz AB
	Class B	3,831	136
	Nordea Bank AB	13,144	128
	Telefonaktiebolaget LM
	Ericsson Class B	12,188	99
	Swedbank AB Class A	4,283	92
	Svenska Handelsbanken
	AB Class A	5,843	78
	Volvo AB Class B	6,200	73
	Investor AB Class B	1,900	70
	Skandinaviska Enskilda
	Banken AB Class A	5,951	57
	Telia Co. AB	10,173	49
	Sandvik AB	4,368	45
	Skanska AB Class B	1,480	33
	SKF AB	1,336	25
	Investment AB Kinnevik	810	23

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Swedish Match AB	724	23
Industrivarden AB Class A	1,142	22
Tele2 AB	1,234	12
Husqvarna AB	1,281	10
Svenska Handelsbanken
AB Class B	329	4
Industrivarden AB	223	4
SKF AB Class A	162	3
		986
Switzerland (10.1%)
Nestle SA	12,838	958
Roche Holding AG	2,856	723
Novartis AG	8,688	661
UBS Group AG	14,399	250
ABB Ltd.	7,859	166
Zurich Insurance Group AG	606	136
Swiss Re AG	1,399	124
Credit Suisse Group AG	7,962	121
LafargeHolcim Ltd.	2,009	102
SGS SA	24	53
Adecco SA	704	46
Swisscom AG	78	40
Swiss Life Holding AG	132	33
Kuehne & Nagel
International AG	215	31
Swiss Prime Site AG	274	24
Baloise Holding AG	165	21
PSP Swiss Property AG	170	16
Pargesa Holding SA	178	12
Helvetia Holding AG	20	11
Banque Cantonale Vaudoise	13	9
GAM Holding AG	469	6
		3,543
Taiwan (4.3%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	98,000	450
Hon Hai Precision Industry
Co. Ltd.	56,000	133
Formosa Plastics Corp.	20,000	50
Formosa Chemicals
& Fibre Corp.	18,000	46
Nan Ya Plastics Corp.	23,000	45
MediaTek Inc.	6,000	43
Delta Electronics Inc.	9,000	42
Chunghwa Telecom Co.
Ltd. ADR	1,180	40
Fubon Financial Holding
Co. Ltd.	30,000	36
Cathay Financial Holding
Co. Ltd.	32,000	36
CTBC Financial Holding
Co. Ltd.	69,000	35
Mega Financial Holding
Co. Ltd.	45,000	32
Asustek Computer Inc.	3,000	26
Taiwan Mobile Co. Ltd.	7,000	23

		Market
		Value•
	Shares	($000)
Formosa Petrochemical Corp.	8,000	23
Catcher Technology Co. Ltd.	3,000	21
Hotai Motor Co. Ltd.	2,000	20
Advanced Semiconductor
Engineering Inc. ADR	3,748	19
First Financial Holding
Co. Ltd.	35,000	17
Pegatron Corp.	8,000	17
Cheng Shin Rubber
Industry Co. Ltd.	8,000	17
Quanta Computer Inc.	10,000	16
Taishin Financial Holding
Co. Ltd.	40,000	15
Far Eastern New Century
Corp.	20,000	15
Hua Nan Financial Holdings
Co. Ltd.	30,000	15
United Microelectronics
Corp. ADR	7,688	15
Yuanta Financial Holding
Co. Ltd.	44,000	14
China Development
Financial Holding Corp.	56,000	14
Taiwan Cement Corp.	14,000	14
Far EasTone
Telecommunications
Co. Ltd.	6,000	14
Chunghwa Telecom Co. Ltd.	4,000	14
Siliconware Precision
Industries Co. Ltd. ADR	1,848	13
SinoPac Financial
Holdings Co. Ltd.	43,000	13
Pou Chen Corp.	10,000	13
Innolux Corp.	40,000	12
Novatek Microelectronics
Corp.	3,000	10
Asia Cement Corp.	11,000	10
Lite-On Technology Corp.	8,000	10
Compal Electronics Inc.	15,000	9
Inventec Corp.	13,000	9
Foxconn Technology
Co. Ltd.	4,000	8
Advanced Semiconductor
Engineering Inc.	7,000	7
Teco Electric and
Machinery Co. Ltd.	8,000	6
Vanguard International
Semiconductor Corp.	4,000	6
Synnex Technology
International Corp.	6,000	6
Realtek Semiconductor Corp.	2,000	6
Wistron Corp.	9,000	5
Chicony Electronics Co. Ltd.	2,000	5
U-Ming Marine Transport
Corp.	4,000	3
United Microelectronics Corp.	8,000	3

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Taiwan Secom Co. Ltd.	1,000	3
	Transcend Information Inc.	1,000	3
	Formosa Taffeta Co. Ltd.	3,000	3
	Nanya Technology Corp.	2,000	2
	Far Eastern International
	Bank	8,000	2
	Cathay Real Estate
	Development Co. Ltd.	5,000	2
	Wan Hai Lines Ltd.	4,000	2
	YFY Inc.	7,000	2
	China Motor Corp.	3,000	2
	Eternal Materials Co. Ltd.	2,000	2
	Oriental Union Chemical Corp.	3,000	2
	Capital Securities Corp.	7,000	2
	Feng Hsin Steel Co. Ltd.	1,000	1
	Cheng Uei Precision
	Industry Co. Ltd.	1,000	1
	President Securities Corp.	3,000	1
	Ton Yi Industrial Corp.	1,000	—
			1,501
Thailand (0.6%)
	PTT PCL	3,600	31
	Siam Commercial Bank
	PCL (Local)	6,700	25
	Advanced Info Service
	PCL (Local)	4,664	21
	Siam Cement PCL (Foreign)	1,350	19
	PTT Global Chemical PCL	7,200	13
	Charoen Pokphand Foods
	PCL	16,200	11
	Bangkok Bank PCL (Foreign)	2,200	10
	Intouch Holdings PCL	6,600	10
	Electricity Generating PCL	1,900	10
	Krung Thai Bank PCL	17,200	9
	Thai Oil PCL	4,100	8
	Glow Energy PCL	3,000	7
	IRPC PCL	48,600	7
	Thai Union Group PCL	10,700	6
	Land & Houses PCL	25,300	6
	Delta Electronics
	Thailand PCL	2,200	4
	Ratchaburi Electricity
	Generating Holding PCL
	(Local)	3,000	4
	BEC World PCL	5,100	4
	Siam City Cement PCL
	(Local)	400	4
	Total Access Communication
	PCL (Local)	3,800	4
	Banpu PCL (Local)	5,700	2
*	Banpu PCL (Local) Rights
	Exp. 05/31/2016	2,850	1
			216

		Market
		Value•
	Shares	($000)
Turkey (0.2%)
Tupras Turkiye Petrol
Rafinerileri AS	545	15
Turkcell Iletisim
Hizmetleri AS	3,151	14
Eregli Demir ve Celik
Fabrikalari TAS	4,942	8
Turk Telekomunikasyon AS	2,223	5
Arcelik AS	744	5
Ford Otomotiv Sanayi AS	351	5
Tofas Turk Otomobil
Fabrikasi AS	545	4
TAV Havalimanlari
Holding AS	688	4
Aygaz AS	480	2
		62
United Arab Emirates (0.3%)
Emirates
Telecommunications
Group Co. PJSC	7,139	37
First Gulf Bank PJSC	4,792	17
Abu Dhabi Commercial
Bank PJSC	7,475	13
Emaar Malls Group PJSC	8,363	6
Dubai Islamic Bank PJSC	3,718	6
DAMAC Properties
Dubai Co. PJSC	5,795	4
Union National Bank PJSC	4,142	4
Dubai Investments PJSC	6,142	4
Union Properties PJSC	11,914	3
Al Waha Capital PJSC	4,621	2
Air Arabia PJSC	6,071	2
		98
United Kingdom (17.9%)
HSBC Holdings plc	80,173	531
British American
Tobacco plc	7,603	464
Royal Dutch Shell plc
Class A	16,506	432
GlaxoSmithKline plc	19,897	425
Royal Dutch Shell plc
Class B	16,101	423
BP plc	76,145	420
Vodafone Group plc	108,737	350
AstraZeneca plc	5,167	296
Lloyds Banking Group plc	262,075	257
National Grid plc	15,557	222
BT Group plc	33,980	220
Imperial Brands plc	3,929	214
Barclays plc	69,588	175
Rio Tinto plc	4,940	166
BHP Billiton plc	8,580	117
Aviva plc	16,486	104

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
SSE plc	4,104	91
Standard Chartered plc	11,132	90
BAE Systems plc	12,835	90
Legal & General Group plc	24,545	80
Centrica plc	20,841	73
Sky plc	4,194	58
Old Mutual plc	20,068	55
Next plc	596	44
Marks & Spencer Group plc	6,669	41
United Utilities Group plc	2,957	41
Pearson plc	3,438	40
Standard Life plc	7,867	38
Persimmon plc	1,211	35
Severn Trent plc	1,076	35
Taylor Wimpey plc	12,877	35
Barratt Developments plc	4,089	32
Direct Line Insurance
Group plc	5,790	31
RSA Insurance Group plc	4,351	29
Royal Mail plc	4,043	29
TUI AG	1,929	28
Smiths Group plc	1,716	28
J Sainsbury plc	6,270	27
St. James’s Place plc	2,055	26
Provident Financial plc	586	25
Inmarsat plc	1,793	24
Admiral Group plc	841	23
Pennon Group plc	1,880	22
Berkeley Group Holdings plc	502	22
DS Smith plc	3,641	20
Meggitt plc	3,194	19
easyJet plc	864	19
Aberdeen Asset
Management plc	4,155	18
Bellway plc	506	18
Tate & Lyle plc	2,095	18
G4S plc	6,357	18
Investec plc	2,205	17
Henderson Group plc	4,430	17
Weir Group plc	843	15
IMI plc	1,034	14
ICAP plc	2,040	14

		Market
		Value•
	Shares	($000)
John Wood Group plc	1,517	14
Petrofac Ltd.	1,109	14
Cable & Wireless
Communications plc	11,433	12
New Europe Property
Investments plc	826	10
Cobham plc	4,509	10
Ashmore Group plc	1,857	8
TalkTalk Telecom Group plc	1,909	7
		6,290
Total Common Stocks
(Cost $33,362)		35,204
Temporary Cash Investment (2.3%)
Money Market Fund (2.3%)
2 Vanguard Market
Liquidity Fund, 0.495%
(Cost $800)	799,575	800
Total Investments (102.3%)
(Cost $34,162)		36,004

		Amount
		($000)
Other Assets and Liabilities (-2.3%)
Other Assets
Investment in Vanguard		3
Receivables for Accrued Income		127
Receivables for Capital Shares Issued		92
Other Assets		61
Total Other Assets		283
Liabilities
Payables for Investment Securities
Purchased		(398)
Payables for Capital Shares Redeemed		(138)
Payables to Vanguard		(5)
Other Liabilities		(539)
Total Liabilities		(1,080)
Net Assets (100%)		35,207

International High Dividend Yield Index Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	33,007
Undistributed Net Investment Income	233
Accumulated Net Realized Gains	120
Unrealized Appreciation (Depreciation)
Investment Securities	1,842
Forward Currency Contracts	(1)
Foreign Currencies	6
Net Assets	35,207

Investor Shares—Net Assets
Applicable to 51,622 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,146
Net Asset Value Per Share—
Investor Shares	$22.20

Amount
($000)
ETF Shares—Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	22,199
Net Asset Value Per Share—
ETF Shares	$55.50

Admiral Shares—Net Assets
Applicable to 441,515 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	11,862
Net Asset Value Per Share—
Admiral Shares	$26.87

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate value of these securities was $77,000, representing 0.2% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

February 25, 2016[1] to
April 30, 2016
($000)
Investment Income
Income
Dividends[2]	294
Interest[3]	2
Total Income	296
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	1
Management and Administrative—ETF Shares	10
Management and Administrative—Admiral Shares	3
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—ETF Shares	1
Shareholders’ Reports—Admiral Shares	—
Total Expenses	15
Net Investment Income	281
Realized Net Gain (Loss)
Investment Securities Sold	114
Futures Contracts	6
Foreign Currencies and Forward Currency Contracts	(5)
Realized Net Gain (Loss)	115
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,842
Foreign Currencies and Forward Currency Contracts	5
Change in Unrealized Appreciation (Depreciation)	1,847
Net Increase (Decrease) in Net Assets Resulting from Operations	2,243
1 Inception.
2 Dividends are net of foreign withholding taxes of $36,000.
3 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

February 25, 2016[1] to
April 30, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	281
Realized Net Gain (Loss)	115
Change in Unrealized Appreciation (Depreciation)	1,847
Net Increase (Decrease) in Net Assets Resulting from Operations	2,243
Distributions
Net Investment Income
Investor Shares	(1)
ETF Shares	(34)
Admiral Shares	(8)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Admiral Shares	—
Total Distributions	(43)
Capital Share Transactions
Investor Shares	1,111
ETF Shares	20,387
Admiral Shares	11,509
Net Increase (Decrease) from Capital Share Transactions	33,007
Total Increase (Decrease)	35,207
Net Assets
Beginning of Period	—
End of Period[2]	35,207
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $233,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	April 30, 2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 220 [2]
Net Realized and Unrealized Gain (Loss) on Investments	2.014
Total from Investment Operations	2.234
Distributions
Dividends from Net Investment Income	(.034)
Distributions from Realized Capital Gains	—
Total Distributions	(.034)
Net Asset Value, End of Period	$22.20

Total Return[3]	11.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.39%
Ratio of Net Investment Income to Average Net Assets	5.65%
Portfolio Turnover Rate [4]	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	April 30, 2016
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income	. 593 [2]
Net Realized and Unrealized Gain (Loss) on Investments	4.992
Total from Investment Operations	5.585
Distributions
Dividends from Net Investment Income	(.085)
Distributions from Realized Capital Gains	—
Total Distributions	(.085)
Net Asset Value, End of Period	$55.50

Total Return	11.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22
Ratio of Total Expenses to Average Net Assets	0.30%
Ratio of Net Investment Income to Average Net Assets	5.74%
Portfolio Turnover Rate [3]	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares
March 2, 2016[1] to
For a Share Outstanding Throughout the Period	April 30, 2016
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	. 276 [2]
Net Realized and Unrealized Gain (Loss) on Investments	1.635
Total from Investment Operations	1.911
Distributions
Dividends from Net Investment Income	(.041)
Distributions from Realized Capital Gains	—
Total Distributions	(.041)
Net Asset Value, End of Period	$26.87

Total Return[3]	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12
Ratio of Total Expenses to Average Net Assets	0.29%
Ratio of Net Investment Income to Average Net Assets	5.75%
Portfolio Turnover Rate [4]	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid

International High Dividend Yield Index Fund

market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the period ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 0% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open futures contracts at April 30, 2016.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International High Dividend Yield Index Fund

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $3,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

International High Dividend Yield Index Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	3,441	6	—
Common Stocks—Other	121	31,610	26
Temporary Cash Investments	800	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Forward Currency Contracts—Liabilities	—	(1)	—
Total	4,361	31,615	26

1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. At April 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Liabilities	(1)	(1)	(2)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended April 30, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6	—	6
Forward Currency Contracts	—	—	—
Realized Net Gain (Loss) on Derivatives	6	—	6

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	—	—
Forward Currency Contracts	—	(1)	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives	—	—	(1)

At April 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/14/16	USD	32	JPY	3,500	(1)
JPY—Japanese yen.
USD—U.S. dollar.

International High Dividend Yield Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the period ended April 30, 2016, the fund realized net foreign currency losses of $5,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2016, the cost of investment securities for tax purposes was $34,162,000. Net unrealized appreciation of investment securities for tax purposes was $1,842,000, consisting of unrealized gains of $2,176,000 on securities that had risen in value since their purchase and $334,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended April 30, 2016, the fund purchased $36,937,000 of investment securities and sold $3,689,000 of investment securities, other than temporary cash investments. Purchases and sales include $19,445,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Period Ended April 30, 2016
	Amount	Shares
	($000)	(000)
Investor Shares[1]
Issued	1,455	68
Issued in Lieu of Cash Distributions	1	—
Redeemed	(345)	(16)
Net Increase (Decrease)—Investor Shares	1,111	52
ETF Shares[1]
Issued	20,387	400
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	20,387	400
Admiral Shares[2]
Issued	12,889	495
Issued in Lieu of Cash Distributions	7	—
Redeemed	(1,387)	(53)
Net Increase (Decrease) —Admiral Shares	11,509	442
1 Inception was February 25, 2016, for Investor Shares and ETF Shares.
2 Inception was March 2, 2016, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Period Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	Since Inception	4/30/2016	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
Investor Shares (Inception: 2/25/2016)	$1,000.00	$1,091.42	$0.64
ETF Shares (Inception: 2/25/2016)	1,000.00	1,091.72	0.47
Admiral Shares (Inception: 3/2/2016)	1,000.00	1,060.90	0.42
International High Dividend Yield Index Fund
Investor Shares (Inception: 2/25/2016)	$1,000.00	$1,111.73	$0.74
ETF Shares (Inception: 2/25/2016)	1,000.00	1,111.74	0.57
Admiral Shares (Inception: 3/2/2016)	1,000.00	1,076.47	0.49
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
Investor Shares (Inception: 2/25/2016)	$1,000.00	$1,008.40	$0.62
ETF Shares (Inception: 2/25/2016)	1,000.00	1,008.57	0.45
Admiral Shares (Inception: 3/2/2016)	1,000.00	1,007.79	0.41
International High Dividend Yield Index Fund
Investor Shares (Inception: 2/25/2016)	$1,000.00	$1,008.31	$0.71
ETF Shares (Inception: 2/25/2016)	1,000.00	1,008.48	0.54
Admiral Shares (Inception: 3/2/2016)	1,000.00	1,007.72	0.48

The calculations are based on expenses incurred in the current period. The funds’ annualized expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.34% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.39% for Investor Shares, 0.30% for ETF Shares, and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (66/366 for Investor and ETF Shares and 60/366 for Admiral Shares).

Trustees Approve Advisory Arrangements

The board of trustees approved the launch of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund, utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group—would provide investment advisory services to each fund at cost. The board determined that the investment advisory arrangements with Vanguard were in the best interests of each fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services to be provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance
The board could not consider the performance of the funds because they were newly launched. However, the board determined that, in its management of other Vanguard index funds, the Equity Index Group has a track record of consistent performance and disciplined investment processes. Information about each fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board considered the cost of services to be provided and concluded that each fund’s expense ratio would be below the average expense ratios charged by funds in its peer group. Information about each fund’s expense ratio appears in the Financial Statements sections.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements after a one-year period.

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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addition, you may obtain a free report on how your fund	information purposes only. No responsibility or liability
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You can review and copy information about your fund at	licensors make any claim, prediction, warranty or
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request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20152 062016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 15, 2016
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 15, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.